Qualivest Capital Management, Inc. and U.S. Bank are subsidiaries of U.S. Bancorp, the largest bank holding company headquartered in the Northwest. With assets of more than $30 billion, U.S. Bancorp has provided individuals and local institutions with quality investment management for more than 100 years.

INTRODUCING THE QUALIVEST DYNAMIC ALLOCATION SERIES:

     INVESTMENT EXPERTISE WITH A LOCAL PERSPECTIVE. The Qualivest Dynamic Allocation Series is designed to provide investors with the best of both worlds: nationally recognized investment management expertise combined with a local perspective. While Qualivest's portfolio managers have access to Wall Street using today's technology, they also have unique insight into the companies and businesses in which they invest.

     Constant review of broad investment trends and detailed company research allow Qualivest's portfolio managers to uncover value that others may overlook or be too far away to notice.

     Let the Qualivest Dynamic Allocation Series help take the guesswork out of investing. This convenient investment option offers you top-quality investment management that utilizes a strategic combination of stock and bond funds from the Qualivest Mutual Funds. All you have to do is determine your tolerance for risk and how long you have to invest, and Qualivest Capital Management will do the rest.

     To obtain a prospectus for the Qualivest Dynamic Allocation Series, call 1-800-743-8637. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

QUALIVEST CAPITAL MANAGEMENT, INC.:

     THE PEOPLE BEHIND THE PERFORMANCE. The Qualivest Mutual Funds are managed by Qualivest Capital Management, Inc., a subsidiary of U.S. Bancorp, headquartered in the Pacific Northwest. During the last decade, Qualivest Capital Management, Inc. has quietly grown into a regional powerhouse with $8 billion under management, by developing solid investment strategies for individual and institutional investors like you.

     Enhancing the value of assets is Qualivest's only business. Whether you are investing in a 401(k) plan, a 403(b) plan, an IRA account or a regular mutual fund account, Qualivest Capital Management, Inc. and the Qualivest Mutual Funds are a smart choice. Let Qualivest's savvy investment advice and strong investment discipline help you reach your goals.

                                                                        Contents

                                            QUALIVEST FUND FACTS                           1
                                            A GUIDE TO YOUR
                                              SHAREHOLDER REPORT                           3
                                            CHAIRMAN'S LETTER                              5
                                            MARKET REVIEW AND
                                              ECONOMIC OUTLOOK                             6
                                            PORTFOLIO REVIEWS                              7
                                            INDEPENDENT AUDITORS' REPORT                  23
                                            STATEMENTS OF ASSETS
                                              AND LIABILITIES                             24
                                            STATEMENTS OF OPERATIONS                      28
                                            STATEMENTS OF CHANGES
                                              IN NET ASSETS                               32
                                            SCHEDULES OF PORTFOLIO INVESTMENTS            37
                                            NOTES TO FINANCIAL STATEMENTS                 87
                                            FINANCIAL HIGHLIGHTS                         101

              .....................................

                              QUALIVEST FUND FACTS

Whatever your investment goal or investing style, you'll find a Qualivest Fund or Funds to suit you. The Qualivest Mutual Funds offer funds designed for growth, income and capital preservation. To put together a portfolio tailored to your needs, consult with a U.S. Bancorp Securities registered representative* or call 1-800-743-8637 for prospectuses, which you should read carefully before investing.

                                                   PORTFOLIO CONSISTS      DESIGNED FOR INVESTORS
   QUALIVEST FUND             OBJECTIVE            PRIMARILY OF . . .            WHO . . .
-------------------------------------------------------------------------------------------------
                                          STOCK FUNDS
-------------------------------------------------------------------------------------------------
Qualivest Small         Capital appreciation    Small U.S. companies       Have a long time
Companies Value                                 that the portfolio         horizon, seek
Fund(1)                                         manager believes to be     significant investment
                                                undervalued and to have    growth and can accept
                                                superior growth            higher-than- average
                                                potential                  volatility
Qualivest               Capital appreciation    Stocks of companies        Have a long time
International                                   outside the U.S. that      horizon, seek
Opportunities Fund(2)                           are included in the MSCI   significant investment
                                                EAFE Index(3)              growth and can accept
                                                                           a higher-than-average
                                                                           volatility
Qualivest Large         Long-term capital       Large U.S. companies       Have a medium to long
Companies Value Fund    appreciation            whose stocks are           time horizon and seek
                                                considered by the          investment growth
                                                portfolio manager to be
                                                undervalued
Qualivest Optimized     Capital appreciation    Stocks in the S&P 500      Have a medium to long
Stock Fund              and current income      Stock Index,(4)            time horizon and seek
                                                emphasizing                investment growth and
                                                top-performing stocks      income
-------------------------------------------------------------------------------------------------
                                           BOND FUNDS
-------------------------------------------------------------------------------------------------
Qualivest Diversified   Current income and      Securities issued by the   Seek current income
Bond Fund               preservation of         U.S. Government and its
                        capital                 agencies,
                                                mortgage-related
                                                securities and corporate
                                                bonds with 7-11 yr.
                                                average maturity
Qualivest               Current income and      Securities issued by the   Seek current income
Intermediate Bond       preservation of         U.S. Government, its
Fund                    capital                 agencies and by
                                                corporations with 3-7
                                                yr. average maturity

                                                   PORTFOLIO CONSISTS      DESIGNED FOR INVESTORS
   QUALIVEST FUND             OBJECTIVE            PRIMARILY OF . . .            WHO . . .
-------------------------------------------------------------------------------------------------
                                      MONEY MARKET FUNDS(5)
-------------------------------------------------------------------------------------------------
Qualivest Money         Current income,         High-quality, short-term   Seek a convenient way
Market Fund             liquidity & stability   money-market instruments   to accumulate cash
                        of principal                                       while waiting for
                                                                           other investment
                                                                           opportunities
Qualivest Tax-Free      Income free from        High-quality, municipal    Seek a tax-free way to
Money Market Fund(6)    federal income tax &    money-market securities    accumulate cash while
                        stability of                                       waiting for other
                        principal                                          investment
                                                                           opportunities
Qualivest U.S.          Current income,         Money-market securities    Seek a convenient way
Treasury Money Market   liquidity & stability   issued or guaranteed by    to accumulate cash
Fund                    of principal            the U.S. Government or     while waiting for
                                                its agencies               other investment
                                                                           opportunities
-------------------------------------------------------------------------------------------------
                                    ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------
Qualivest Allocated     Current income, with    Qualivest stock and bond   Seek current income
Conservative Fund       appreciation a          funds
                        secondary objective
                        of long-term capital
Qualivest Allocated     Long-term capital       Qualivest stock and bond   Seek a combination of
Balanced Fund           appreciation and        funds                      capital appreciation
                        current income                                     and income
Qualivest Allocated     Capital appreciation    Qualivest stock and bond   Have a medium to long
Growth Fund             and income growth       funds                      time horizon and seek
                                                                           investment growth
Qualivest Allocated     Maximum capital         Qualivest stock funds      Have a long time
Aggressive Fund         appreciation                                       horizon and seek
                                                                           significant investment
                                                                           growth

* The Qualivest Funds are available through U.S. Bancorp Securities, a brokerage subsidiary of U.S. Bancorp and a member of NASD and SIPC.
(1) Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller-company stocks have experienced a greater degree of market volatility than larger capitalization stocks on average.
(2) International investing is subject to certain risk factors, including currency exchange-rate volatility, possible political instability and/or differences in financial standards and taxation.
(3) The Morgan Stanley Capital International EAFE (Europe, Australia, Asia and Far East) Index is an unmanaged index generally representative of established international stock markets.
(4) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.
(5) An investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurances that these Funds will be able to maintain a stable NAV of $1.00 per share.
(6) Depending on your tax bracket, some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

                       A GUIDE TO YOUR SHAREHOLDER REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information designed to help you understand your investment and its performance--an annual and a semi-annual report. Below is a guide to key sections of your report.

The MARKET REVIEW AND OUTLOOK gives you an overview of the economy and the financial markets for the reporting period and the Investment Adviser's outlook for the months ahead.

The INTERVIEWS WITH THE FUND MANAGERS provide you with information about each Fund's performance, investment strategy and changes in portfolio holdings.

To help illustrate Fund performance you will find a chart comparing a hypothetical $10,000 investment in the Fund against a widely used industry benchmark. This index depicts the performance of a broad universe of investments similar to those held in the Fund. When comparing Fund performance to an index, it is important to keep in mind that the Fund's holdings may be restricted--by the guidelines of its prospectus--to a much smaller range of investments than those represented by an index. In addition, an index does not reflect any expenses that may accompany an investment in the funds, such as management fees, portfolio transaction costs and sales charges.

The STATEMENT OF ASSETS AND LIABILITIES lists each Fund's assets and liabilities. This is, in effect, the Fund's balance sheet as of the date of the report.

                         ASSETS: summarizes the Fund's assets stated at market value, including investments owned, dividends, interest and other amounts owed to each Fund by outside parties and any other assets owned by the Fund

                         LIABILITIES: summarizes all amounts owed by the Fund, including distributions declared but not yet paid to shareholders and other amounts owed to outside parties

[REDUCED SAMPLE]         NET ASSETS: (assets minus liabilities): summarizes the
                         amounts that compose the Fund's net assets, including capital, undistributed net investment income, unrealized gains (or losses) from investments owned and realized gains (or losses) from investments sold

                         The number of shares owned by shareholders in the Fund

                         NET ASSET VALUE: the market value of the Fund's total net assets divided by the number of outstanding shares, or the net asset value (NAV) per share

                         The NAV plus sales charges

The STATEMENT OF OPERATIONS lists the results of operating activities during the period.

                         INVESTMENT INCOME includes dividend and interest income earned by the investments in the Fund

[REDUCED SAMPLE]         EXPENSES lists expenses incurred by the Fund

                         REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: summarizes gains or losses realized from selling the Fund's investments

                         Change in net assets due to Fund operations

The STATEMENT OF CHANGES IN NET ASSETS lists the activities that affected the value of the Fund's total net assets during the two most recent reporting periods.

                         See Statement of Operations

                         Distributions declared to shareholders from net investment income or net realized gains during the period

[REDUCED SAMPLE]         Dollar amount of mutual fund shares issued, reinvested
                         or redeemed

                         Compares total net assets as of the end of the current and prior periods

                         Share Transactions lists the number of Fund shares issued, reinvested and redeemed

The SCHEDULE OF PORTFOLIO INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments are usually grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also indicated.

                         Type of security

                         Industry sector and percentage of the Fund's net assets
[REDUCED SAMPLE]         represented by investments in that sector (if
                         applicable)

                         Individual portfolio holdings with number of shares and market value as of the date of the report

The NOTES TO FINANCIAL STATEMENTS describe in more detail certain Fund procedures and activities, such as accounting procedures, contractual arrangements between the Fund and its service providers, specialized Fund transactions and other general information about the Fund.

The FINANCIAL HIGHLIGHTS summarizes Fund activity as it affects a single Fund share--including net investment income, realized and unrealized gains and losses and dividends and distributions of the Fund. This section also gives key data such as the total investment return for each period, the portfolio turnover rate (an indication of portfolio activity) and the ratios of expenses and net investment income to average net assets.

The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. A semi-annual report is a six-month interim report that includes financial statements that will not be audited by an independent accounting firm.

                                QUALIVEST FUNDS

                                 Annual Report
                                 July 31, 1996

                               CHAIRMAN'S LETTER

Dear Shareholders:

It is my pleasure to present the annual report of the Qualivest Funds for the year ended July 31, 1996. Although the markets experienced periods of volatility during this time, the results for the year were above average for stocks, while bonds turned in modest gains.

We are particularly pleased with the Qualivest Small Companies Value Fund, whose 12-month return of 14.93%(A shares at NAV) was twice that of its benchmark, the Russell 2000 Index.

From August 1, 1995, to July 31, 1996, the Standard & Poor's 500 Stock Index, a broad measure of the stock market, rose about 16.55%. Most of that gain took place between August and February, when interest rates were falling and corporate profits were still very strong. Between February and July, the stock market became choppy, as interest rates rose and investors became concerned about inflation. Nevertheless, a 16.55% gain in the stock market is considered a strong year. Bond prices, on the other hand, are determined directly by movements in interest rates. Because interest rates ended the fiscal year roughly where they began, bonds produced just modest returns.

We are very optimistic about the stock and bond markets for the year ahead. But we also recognize that asset class performance varies from year to year. That is why we have introduced the Dynamic Allocation Series--four new investment portfolios that are comprised of a variety of Qualivest Funds. The Dynamic Allocation Series allows you to select a portfolio of mutual funds designed to match your investment goals and attitude about risk.

Following this letter, we'll discuss these new funds with Tim Leach, the Chief Investment Officer of Qualivest Capital Management, the Fund's adviser. But first, he'll offer a broad overview of the financial markets. After that, you will find detailed discussions of individual Fund performance as the Fund managers respond to questions about their Funds. This report also includes detailed financial information on all of the Qualivest Funds. We urge you to read the entire report to help you monitor the progress of your investments in the Funds.

In the two years since the Funds were launched on August 1, 1994, the Qualivest family has grown from $530 million to $1.8 billion in net assets under management. We appreciate your confidence in us and look forward to continuing to help you meet your investment goals.

Sincerely,

/s/ George R. Landreth

George R. Landreth
Chairman, Qualivest Funds

THE QUALIVEST FUNDS, LIKE ALL MUTUAL FUNDS, ARE NOT INSURED BY THE FDIC OR ANY OTHER U.S. GOVERNMENT AGENCY AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, U.S. BANCORP OR ITS AFFILIATES OR SUBSIDIARIES. THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUNDS MAY INVOLVE SALES CHARGES AND OTHER FEES.

                       MARKET REVIEW AND ECONOMIC OUTLOOK
                       FROM QUALIVEST CAPITAL MANAGEMENT

                "It's really been a very good year."--Tim Leach

HOW WOULD YOU CHARACTERIZE THE CURRENT STOCK MARKET ENVIRONMENT?

TIM LEACH: Our view is that we are at the end of the business cycle, with economic growth slowing. However, while the economy continues to slow over the next few quarters, we expect to see corporate earnings continue to increase at a reasonable pace. Because inflation is still very restrained, we're not overly concerned about the fact that the stock market has risen so much. Stock valuations are still within reason, based upon a relatively slow economic environment and low inflation. If inflation were to present more of a problem and interest rates were to move back up again, then we could see some real concern for the equity markets, but that's not what we expect at this point.

WOULD FASTER ECONOMIC GROWTH AUTOMATICALLY LEAD TO INFLATION?

TIM LEACH: The Federal Reserve Board believes that 2.5% to 3.0% growth is about the limit of what our economy can withstand without overtaxing resources, and there seems to be quite a bit of evidence to support that opinion. I don't think the economy could grow at a 4.0% rate, for example, without inflation. Manufacturing capacity is already up at fairly high levels, but we're actually more concerned about capacity with respect to labor. We've got such low unemployment, especially with respect to more highly skilled jobs, that there seems to be broad-based shortages of trained technical labor in many different industries and geographic areas across the country today. If we had more growth that taxed the labor supply even more, then we could really see wage inflation begin to kick in, especially since the economy is predominantly service based. This is made worse by the demographic cycle, where baby boomers are heading toward retirement after having had smaller families. There's a shortage of younger people coming into the work force, which exacerbates the shortage of labor.

WHY DID THE MARKETS TURN AROUND FAIRLY DRAMATICALLY IN THE FIRST FEW WEEKS OF AUGUST?

TIM LEACH: After several months in which economic data showed surprising strength, recent data showed more restrained growth in the economy. Meanwhile, the stock and bond markets have discounted any Federal Reserve Board action to raise interest rates. It became apparent that the Fed would not act, at least not in August, and that was viewed favorably by the markets. At the same time, corporate earnings reports for the second quarter were really pretty good. More than 50% of the companies reporting were above Wall Street expectations, and another 20% were right at expectations. It's really been a very good year.

WHAT IS YOUR OUTLOOK FOR THE MARKETS FOR THE NEXT YEAR?

TIM LEACH: Our outlook is for continued moderate appreciation in the stock market. After a modest correction in July, I'm not anticipating a huge problem in the equity markets. Interest rates are likely to behave well for the balance of the year, and, therefore, the bond funds should do nicely--through price appreciation as well as generating good income for shareholders.

                      QUALIVEST SMALL COMPANIES VALUE FUND

"Ultimately the stock market is attracted to value. The rub is that sometimes it takes awhile."
                                 --Dale Benson

For the 12 months ended July 31, 1996, the Fund produced a total return of 14.93% (A shares at NAV). In comparison, the Russell 2000 Index returned 6.95% for the period.

                      QUALIVEST SMALL COMPANIES VALUE FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                                         RUSSELL 2000
    (FISCAL YEAR COVERED)          CLASS A*         CLASS C         CLASS Y          INDEX
1/01/88                                   9552           10000           10000           10000
7/31/88                                  11987           12509           12580           12571
7/31/89                                  14442           14960           15194           14865
7/31/90                                  13696           14082           14446           14098
7/31/91                                  17193           17547           18179           15448
7/31/92                                  21305           21584           22582           17690
7/31/93                                  27107           27261           28803           21830
7/31/94                                  29851           29797           31797           22851
7/31/95                                  40088           39637           42850           28548
7/31/96                                  46075           45104           48251           30532

                        AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------
      AS OF                                                        SINCE
     7/31/96              1 YEAR            5 YEAR               INCEPTION
     -------              ------            ------               ---------
Class A*                    9.79%            20.68%               19.47%
Class C**                  13.79%            20.78%               19.18%
Class Y                    14.94%            22.06%               20.40%

 * Reflects 4.50% Sales Charge
** Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Small Companies Value Fund is measured against the Russell 2000 Index, an unmanaged index generally representative of the performance of small company stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 The quoted performance of the Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Qualivest Capital Management for periods dating back to January 1, 1988 and prior to the Mutual Fund's commencement of operations on August 1, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Qualivest Small Companies Value Fund is managed by Dale Benson, who has more than 20 years' experience in the securities industry. In addition to being a Chartered Financial Analyst, Mr. Benson holds a Ph.D. in history.

WHAT FACTORS AFFECTED YOUR PERFORMANCE OVER THE PAST YEAR?

DALE BENSON: One reason for our attractive performance during this fiscal year was that we sold off technology stocks in the spring quarter before their sharp decline. In addition, we increased our investment in financial services as well as real estate investment trusts at the right time. But we also have a long track record of good stock selection. Over a three-year period, the Small Companies Value Fund produced an average annual return of 19.34% (A shares at NAV). In comparison, the Russell 2000 Index was up an average of 11.83% during that time. Over five years, our total average annual return was 21.79% (A shares at NAV). In comparison, the Russell 2000 Index has risen an average of 14.60%.

HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE?

DALE BENSON: I look for companies with market capitalizations under $500 million that are inexpensively priced, either because the stock isn't well followed by Wall Street analysts or because the company is temporarily out of favor. We look at ratios such as price-to-book value, price to revenues and price to cash flow. If it's a technology stock, we want to see good cash flow and lots of R&D spending. We want to see a company spend money on its future, even if it hurts earnings in the short run. Sometimes it takes three or four years to reap the rewards of these stocks. Our goal is to find companies that are not vulnerable to major downward movements.

WHAT ARE SOME EXAMPLES OF STOCKS THAT HAVE WORKED OUT WELL FOR YOU THIS YEAR?

DALE BENSON: We've been buying Applied Magnetics, a technology stock that was knocked down in May and June, but it has since come back by about 40%. The company's technology vastly increases the memory capacity of a computer disk drive, which is critical as software becomes more and more complex. I've just sold City National, a California bank serving the entertainment industry. The company reported a very strong second quarter, and the stock had risen by 50%. Real estate investment trusts held their own during the market sell-off in July. They're very defensive, and that's one reason why we tend to outperform in down markets. For example, Starwood Lodging is the nation's largest REIT, which has done well because the lodging sector is very robust. Another example, Enhanced Financial insures municipal bonds; it's a specialty insurance company not affected by interest-rate movements. In recent years, particularly in the wake of the Orange County, California, bankruptcy in 1994, investors have been increasingly demanding that municipal bonds be insured. Lastly, Air & Water Technology is in the water reclamation privatization field. In July, Congress passed a bill that enhances provisions of the Clean Water Act of 1990 that allow for increased privatization.*

WHAT IS YOUR OUTLOOK BETWEEN NOW AND THE END OF 1996?

DALE BENSON: In my style of investing, I don't try to forecast the economy or perform any other type of "top-down" analysis. Our focus continues to be on individual companies. Right now they tend to be in finance, technology and capital goods. For instance, a company such as Bridgeport Machines is very attractive, currently selling at just eight times next year's earnings. Magnetek, a maker of electrical components, is an interesting restructuring story. Park-Ohio Industries recently sold a division for $50 million and now is awash in cash. We've recently added Space Labs Medical in Seattle, which makes patient monitors. The stock is very cheap, selling at $20 a share, and they've got $5 per share in annual cash flow. Right now, it doesn't have any "sponsorship," or research coverage, on Wall Street. But I agree with Warren Buffett that ultimately the stock market is attracted to value. The rub is that sometimes it takes awhile.

* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than larger capitalization stocks on average. Portfolio composition is subject to change.

                  QUALIVEST INTERNATIONAL OPPORTUNITIES FUND*

 "We wouldn't be surprised if international markets outperformed the U.S. over the next 18 months." --Tim Leach

For the year ended July 31, 1996, the Fund produced a total return of 2.29% (A shares at NAV). In comparison, the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index produced a return of 3.84% for the year.

                   QUALIVEST INTERNATIONAL OPPORTUNITIES FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y        CLASS C**        MORGAN
7/03/95                                   9551           10000           10000           10000
7/31/95                                   9981           10480           10360           10625
7/31/96                                  10209           10749           10661           11033

                  Average Annual Total Return
          ---------------------------------------------
                                              Since
             As of                          Inception
            7/31/96          1 Year          (7/3/95)
            -------          ------         ---------
            Class A*        -2.29%            1.94%
            Class C**        1.92%            6.11%
            Class Y          2.56%            6.92%

 * Reflects 4.50% Sales Charge
** Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest International Opportunities Fund is measured against the Morgan Stanley International EAFE Index, an unmanaged index generally representative of the performance of the stock markets in Europe, Australia and the Far East. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Qualivest International Opportunities Fund is managed by Tim Leach, Chief Investment Officer for Qualivest Capital Management, investment adviser to the Qualivest Funds. Mr. Leach has more than 15 years' experience in the investment field.

HOW WOULD YOU DESCRIBE THE INTERNATIONAL OPPORTUNITIES FUND?

TIM LEACH: The portfolio behaves very similarly to the Morgan Stanley EAFE Index. The Fund includes about 700 foreign-based stocks, which is about 60% of the entire EAFE Index of 1,100 companies. We're not replicating it as much as having a portfolio that we're managing to behave very similarly to the EAFE Index.

Overall, the portfolio has been tracking the EAFE Index very well. In the last three months, we've actually outperformed EAFE, even with our expenses included. But we're not taking any bets in this portfolio. We're just trying to emulate EAFE-like performance without buying all 1,100 securities included in the EAFE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

TIM LEACH: The two biggest areas of exposure in the EAFE Index are Japan and Continental Europe. Japan, over the past six to eight months, has finally been showing some signs of life. Its domestic economy has been improving. We believe that we've seen the worst for Japan, and it's on the mend from here.

However, the benefit to U.S.-based investors has been muted by the fact that the dollar has appreciated dramatically vs. the yen.

In Continental Europe, the economies of Germany, France, Italy and, to a lesser extent, the U.K., have been sluggish and have not shown signs of recovery to any real extent. Unemployment is relatively high. Retail sales have declined dramatically in the past 18 months and haven't picked up at all. The central banks have been reducing interest rates to try to get their economies turned around. In contrast, retail sales in Japan have recovered reasonably well.

WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL MARKETS?

TIM LEACH: Diversification means that you're trying to invest in different markets that will behave out of cycle with each other. To a large extent, that's been happening. The U.S. markets have been strong, and international markets are lagging. Since the U.S. markets have come a long way, they could very likely take a breather. Over the next 18 months, we wouldn't be surprised if international markets outperformed the U.S. In my view, the U.S. economy is on the aged end of our recovery cycle. Meanwhile, I would expect to see some recovery in Europe, and the Japanese market continues to appreciate while the dollar stabilizes.

* International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards."

                      QUALIVEST LARGE COMPANIES VALUE FUND

 "We think the Fund is really cheap at recent levels compared to the market and offers good value." --John Swank

For the year ended July 31, 1996, the Fund produced a total return of 8.17% (A shares at NAV). In comparison, the Standard & Poor's 500 Stock Index produced a return of 16.55%.

                      QUALIVEST LARGE COMPANIES VALUE FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          CLASS A*        CLASS C**        CLASS Y         S&P 500
8/01/94                                  10000           10000           10000           10000
7/31/95                                  11901           12270           12504           12606
7/31/96                                  12874           13185           13576           14692

                  Average Annual Total Return
          ---------------------------------------------
                                              Since
             As of                          Inception
            7/31/96          1 Year          (8/1/94)
            -------          ------         ---------
            Class A*         3.34%            13.46%
            Class C**        7.46%            14.83%
            Class Y          8.57%            16.51%

 * Reflects 4.50% Sales Charge
** Relfects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Large Companies Value Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the performance of U.S. stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Qualivest Large Companies Value Fund is co-managed by John Dozier and John Swank, each of whom has 20 years' or more experience in the investment field. John Swank holds an MBA and is also a Chartered Financial Analyst. John Dozier has a bachelor's degree in economics.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

JOHN DOZIER: While numerous studies indicate that over the long haul value investing has been the most profitable approach to picking stocks, it can entail periods of underperformance. For the most part, the growth style of investing outperformed value during the past 12 months. For example, the biggest winners in the market were consumer staples like Coca-Cola, which recently traded at 35 times earnings, but which we don't own. Our style is to buy stocks with much lower price-earnings ratios. Also, we were hurt by holding paper companies last fall, when those prices fell sharply. However, we continue to find real value in out-of-favor stocks.

JOHN SWANK: As a group, financial stocks were our biggest winner, up 31% for the past year, and they're still selling at only 10 times next year's earnings. For example, Nationsbank, based in North Carolina, is up 50% over the past 12 months. The stock has doubled in 18 months. Even though it's had a big move, we believe that it's still reasonably priced. Financial stocks were hit when interest rates went up, but they rebounded well when interest rates fell recently. Plus, earnings have come through.

WHAT WOULD BE SOME EXAMPLES OF LOW P/E STOCKS IN THE PORTFOLIO?

JOHN DOZIER: Our largest holding is Ford (3.31%). The stock recently sold for nine times earnings and yielded 4.5%. Ford is the world's second-largest producer of cars and trucks. In 1995, the company sold more trucks than cars for the first time in its 92-year history due to strong Ranger and Explorer sales. Ford reported excellent second-quarter 1996 profits, exceeding Wall Street estimates. Both Ford and General Motors, which we also own, have "hidden" assets in related businesses. For example, Ford owns 80% of publicly traded Associates First Capital Corp., a finance company. Almost half of GM's market value is in its GMH stock, which includes Hughes Aircraft and direct satellite broadcasting. An example of good value that we've recently added to the Fund is Kennemetal, the largest U.S. producer of metal-cutting tools. In addition to selling at just 10 times this year's earnings estimates, more than a quarter of the company's profits comes from a fast-growing industrial distribution subsidiary. Similar pure-play distributors may sell for more than 30 times earnings in the public market, so we're getting the cutting-tool business practically for free--even though it's a good business.

JOHN SWANK: We own Foundation Health and Health Systems, both of which are trading at less than 10 times next year's earnings estimates. We think they're extremely cheap right now. In the retail industry, Waban is selling at less than 10 times earnings estimates. It owns Home Base on the West Coast and BJ's Wholesale on the East Coast, which is similar to Price/Costco. When the company announced that earnings for the second quarter would increase just 5%, the stock went down sharply, from $27 to $19. It looked like a bargain, selling at just 10 times trailing earnings and only eight times 1997 earnings. We recently bought AT&T when it got down to $50 per share from $70. The company is going to spin off Lucent and NCR, and, once it does that, the basic phone business is selling for just 10 times earnings for a brand name franchise. IBM is still one of our big holdings (2.47%). It's no longer a market leader as far as technology or the stock market is concerned, but its earnings have gone up nicely in the last year or two. Energy stocks aren't that cheap, but oil service companies have developed good technology that makes it much more efficient for oil companies to drill for oil. Worldwide, the demand for oil should rise as more emerging-market countries start using more energy.*

WHAT IS YOUR OUTLOOK RIGHT NOW?

JOHN DOZIER: We think that our value stocks will weather the inevitable market downdrafts better than most and will again bring truth to the notion that value beats growth over the long run--with less downside risk in the meantime.

JOHN SWANK: The economy is slowing down; inflation doesn't appear to be a threat; and interest rates have come down. I don't think there's a need for the Federal Reserve Board to raise interest rates at all because the economy is going to be slowing on its own. We believe that stocks still offer the best place to be, compared to cash or bonds. We think many of our stocks have sold off a lot more than they should have, based on their fundamentals. We think the Fund is really cheap at these levels compared to the market and offers good value.

* The portfolio's composition is subject to change.

                         QUALIVEST OPTIMIZED STOCK FUND

"We own all 500 stocks in the S&P 500, and every industry is represented."--Tim
                                     Leach

For the year ended July 31, 1996, the Fund produced a total return of 14.36% (A shares at NAV). In comparison, the S&P 500 was up 16.55% for the 12-month period.

                         QUALIVEST OPTIMIZED STOCK FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          CLASS A*        CLASS C**        CLASS Y         S&P 500
5/2/95                                   10000           10000           10000           10000
7/31/95                                  10472           10974           10841           10994
7/31/96                                  11975           12430           12430           12814

              AVERAGE ANNUAL TOTAL RETURN
              ---------------------------
                                                  SINCE
  AS OF                                         INCEPTION
 7/31/96                  1 YEAR                (5/2/95)
 -------                  ------                ---------
CLASS A*                   9.17%                  15.52%
CLASS C**                 13.62%                  19.02%
CLASS Y                   14.56%                  21.11%

 *Reflects 4.50% Sales Charge
**Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Optimized Stock Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the performance of U.S. stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Qualivest Optimized Stock Fund is managed by Tim Leach, Chief Investment Officer for Qualivest Capital Management, investment adviser to the Qualivest Funds. Mr. Leach has more than 15 years' experience in the investment field.

WHAT IS YOUR LONG-TERM GOAL FOR THE OPTIMIZED STOCK FUND?

TIM LEACH: We're trying to create a portfolio that behaves similarly to the S&P 500 Index. Our long-term goal is to moderately outperform that index, and we're doing that by taking very modest overweighted positions in certain stocks and underweighted positions in others. We own all 500 stocks, and every industry is represented. We have the main economic sectors weighted similarly to the broad market itself. Within sectors, we're using a quantitative model to emphasize certain stocks within sectors and de-emphasize other stocks within each sector to help generate a little bit of excess return for the portfolio. Like most quantitative strategies, this tends to result in a value-style bias as opposed to a growth-style bias, which is consistent with Qualivest's value style of equity management. ("Weighting" is a relative term. When we're overweighted, we own a greater percentage of the stock than is represented in the S&P 500, and vice versa.)

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

TIM LEACH: Over the last four to six months, the market has been oriented more toward growth stocks, so the value approach has underperformed slightly. When the market perceives slower economic growth and a possible recession on the horizon, as it did this spring, then investors tend to migrate toward stocks that have a proven earnings stream, such as those of growth companies. The Fund's strategy allows our modeling to take a certain stock and overweight it up to three times its market weighting in the index. Examples of recently overweighted stocks include Pitney Bowes, Johnson Controls, Foster-Wheeler Corp. and Snap On Tools. Our data on earnings and dividend expectations comes from Institutional Brokers Estimate System, a company that collects Wall Street earnings estimates projected ahead three to five years.*

WHAT IS YOUR OUTLOOK FOR THE FUND?

TIM LEACH: As you can see, we came very close to matching the S&P 500 Index for the year, and we would hope to modestly outperform the index in the future. Our outlook is for modest appreciation in the stock market for the rest of the year.

* The portfolio's composition is subject to change.

                        QUALIVEST INTERMEDIATE BOND FUND

 "We've maintained very high credit quality throughout the entire year."--Curry
                                     Garvin

For the year ended July 31, 1996, the Fund produced a total return of 3.94% (A shares at NAV). In comparison, the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, returned 5.30%.

                        QUALIVEST INTERMEDIATE BOND FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                                            LEHMAN
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y        CLASS C**     INTERMEDIATE
1/01/88                                  10000           10000           10000           10000
7/31/88                                   9750           10116           10057           10419
7/31/89                                  10673           11108           10934           11745
7/31/90                                  11534           12026           11721           12581
7/31/91                                  12676           13256           12793           13868
7/31/92                                  14382           15076           14404           15830
7/31/93                                  15540           16322           15441           17182
7/31/94                                  15850           16479           15435           17339
7/31/95                                  16694           17813           16271           18866
7/31/96                                  17351           18552           16839           19867

                            Average Annual Total Return
          -------------------------------------------------------------
             As of                                              Since
            7/31/96          1 Year           5 Year          Inception
            -------          ------         ---------         ---------
            Class A*         0.35%            5.73%             6.63%
            Class C**        3.49%            5.65%             6.26%
            Class Y          4.15%            6.95%             7.46%

 * Reflects 3.50% Sales Charge
** Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/ Corporate Bond Index, an unmanaged index generally representative of the performance of intermediate government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 The quoted performance of the Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Qualivest Capital Management for periods dating back to January 1, 1988 and prior to the Fund's commencement of operations on August 1, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Qualivest Intermediate Bond Fund is managed by Curry Garvin, CFA, who has more than 10 years' experience in financial analysis and portfolio management. Prior to joining Qualivest, he was a credit analyst and commercial loan officer for U.S. Bank. Mr. Garvin also has a bachelor's degree in finance.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

CURRY GARVIN: We had a significant decline in intermediate-term interest rates during the latter half of calendar 1995, which boosted bond prices. In fact, we closed out calendar 1995 with the lowest yields of the year. From a duration standpoint (the degree to which the portfolio is affected by changes in interest rates), we had been somewhat longer than our benchmark, which worked out very well. In a falling interest-rate environment, a bond portfolio with a longer-than-average duration may outperform its benchmark. In January, we maintained that posture, expecting slower economic conditions and possibly a recession. Instead, the bond market was scared by employment reports that exceeded expectations, causing investors to fear that the Federal Reserve Board would raise interest rates to ward off inflation. Between February and May, intermediate-term interest rates rose sharply, and bond prices fell.

In March, we adjusted the duration of the portfolio to a more neutral posture and have remained there. Interest rates have since come down as inflation expectations waned.

HOW HAS THE PORTFOLIO CHANGED DURING THE YEAR?

CURRY GARVIN: We've maintained very high credit quality throughout the entire year. When interest rates are moving up, people become jittery about bonds with questionable liquidity. We're probably overweighted in A-rated credits compared to BBB corporate bonds, but unfortunately, BBBs have been the best-performing sector of the investment-grade world. I haven't made many changes in the corporate area because there hasn't been much opportunity to do so.

YOU OWN BONDS ISSUED BY ENRON, THE LARGE HOUSTON ENERGY COMPANY. WHAT IS YOUR VIEW OF THEIR ACQUISITION OF PORTLAND GENERAL CORPORATION?

CURRY GARVIN: Although it's too early to tell until the rating agencies make their in-depth assessment, I think it's going to be good for Enron. The company has made acquisitions all over the world, and they know what they're doing. I also like another Oregon-based utility, Pacificorp, which is probably one of the best nonnuclear utilities in the nation. As state regulators begin to allow customers to select their electricity sources, Pacificorp is well positioned to sell surplus power to California.*

WHY HAVE YOU ADDED MORTGAGE-BACKED SECURITIES?

CURRY GARVIN: First, they carry very attractive yield spreads relative to Treasuries. Second, as interest rates have been in a trading range over the last three to four months of the fiscal year, the likelihood of homeowners refinancing the underlying mortgages is very low. Meanwhile, the securities offer extra yield. As a result, I have lowered the Fund's exposure to Treasuries and added mortgage-backed and agency issues. I haven't given any additional emphasis to corporates because, in my opinion, corporate yield spreads relative to Treasuries are still too tight.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1996?

CURRY GARVIN: There are signs in retail and auto sales that the economy is slowing a little bit. One thing that is coming home to roost is consumer installment debt. Consumer credit has been growing at an unsustainable rate. With credit card delinquencies on the rise, it's not likely that consumers are going to be able to continue to increase their spending at the same rate. As a result, it is less likely that the Federal Reserve will raise interest rates to slow the economy, and that may be positive for the bond market.

* The portfolio's composition is subject to change.

                        QUALIVEST DIVERSIFIED BOND FUND

           "We're not going to try to time the market."--John McCune

For the year ended July 31, 1996, the Fund produced a total return of 3.79% (A shares at NAV). In comparison, the Lehman Brothers Aggregate Bond Index returned 5.52% for the 12-month period.
                        QUALIVEST DIVERSIFIED BOND FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                                            LEHMAN
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y        CLASS C**       AGGREGATE
5/02/95                                   9653           10000           10000           10000
7/31/95                                   9949           10458           10238           10440
7/31/96                                  10326           10910           10196           11016

                  Average Annual Total Return
          ---------------------------------------------
                                              Since
             As of                          Inception
            7/31/96          1 Year          (5/2/95)
            -------          ------         ---------
            Class A*          0.15%            2.80%
            Class C**        -1.37%            1.57%
            Class Y           4.33%            7.22%

 * Reflects 3.50% Sales Charge
** Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Diversified Bond Fund is measured against an index that is a composite of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index, with each index given a 50% weighting. Both indices are broad measures of the performance of the U.S. bond market. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Qualivest Diversified Bond Fund is managed by John McCune, who has nine years' experience in financial analysis and portfolio management. Mr. McCune holds an MBA from UCLA and a bachelor's degree in finance from Brigham Young University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE FISCAL YEAR ENDED JULY 31,
1996?

JOHN MCCUNE: On an absolute basis, bonds performed fairly well between August 1995 and February 1996, poorly from February to June and then outperformed stocks in June and July. Bond prices are inversely related to movements in interest rates. Long-term interest rates started the fiscal year below 7%, fell to 6% at December 31, peaked at 7.2% in the spring and then finished the fiscal year below 7% on July 31, 1996.

The biggest factor affecting relative performance was our slight underweighting in mortgage-backed issues, which performed well. Generally, you pick up yield with these securities as long as interest rates don't rise too much. We're not going to vary substantially from our benchmarks because most of our investors are not willing to take the risk required to do that. First, we're not going to try to time the market. That would be expensive, and it is very difficult to do. Second, we're not going to use derivatives. And third, we're not going to invest in high credit-risk securities. These steps would have been necessary to increase our returns substantially over the past year.

WHAT IS YOUR CURRENT STRATEGY?

JOHN MCCUNE: We're in a very volatile interest-rate environment with mixed economic data, so we are neutral on duration (the degree to which the portfolio is affected by changes in interest rates). We're trying to add value by overweighting mortgage-backed securities. In general, we have reduced our holdings of corporate bonds because the yield spreads over U.S. Treasury bonds are not compelling. However, we have made some recent corporate bond purchases that we think offer good value. One recent purchase was AirTouch Communications, which provides wireless telecommunications services worldwide. Rated A by Standard & Poor's, the company is well diversified, with interests in a long-distance telephone company in Japan, a credit-card verification service and a mobile telephone service.

The overall rating of the corporate bonds in the portfolio is AA. Since corporates comprise only 12% of the portfolio and virtually everything else in the portfolio is rated AAA, the credit quality of the portfolio's holdings as a whole is also AAA. In general, there is very little extra yield offered by reducing credit quality.*

WHAT IS YOUR OUTLOOK FOR THE FUND?

JOHN MCCUNE: The market rebounded in early August because investors had previously expected the Federal Reserve Board to raise short-term interest rates, and that expectation was priced into the market. In anticipation of lower interest rates, however, we extended the duration of the portfolio in July 1996, and we are seeing the benefits in August. Because the economy is slowing, we think that long-term interest rates could get down below 6.5%. If you look at the economic indicators, the economy is moderating. Capital spending is growing at half the 1995 growth rate. Retail sales are starting to slow down. The Fed seems to agree, which is why it didn't tighten the money supply in August.

*The portfolio's composition is subject to change.

                        QUALIVEST MONEY MARKET FUNDS(1)

- Qualivest Money Market Fund is comprised primarily of commercial paper--high-quality short-term debt issued by blue-chip corporations. As of July 31, 1996, the Money Market Fund offered a seven-day yield of 4.48% and an effective seven-day yield of 4.57% (Class A shares). As of July 31, 1996, the Fund's average maturity was 52 days.

- Qualivest U.S. Treasury Money Market Fund is comprised primarily of short-term U.S. Treasury securities. As of July 31, 1996, the U.S. Treasury Money Market Fund offered an effective seven-day yield of 4.67% and a seven-day yield of 4.56% (Class A shares). As of July 31, 1996, the Fund's average maturity was 70 days.

- Qualivest Tax-Free Money Market Fund (2) is comprised primarily of short-term tax-free municipal securities. As of July 31, 1996, the Tax-Free Money Market Fund offered an effective seven-day yield of 2.49% and a seven-day yield of 2.46% (Class A shares). As of July 31, 1996, the Fund's average maturity was 49 days.

The Qualivest Money Market Funds are managed by John Coulter, who has more than 30 years' experience in the investment field.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

JOHN COULTER: During the past 12 months, the Federal Reserve Board cut short-term interest rates from 5.50% to 5.25%. Our money market funds had longer maturities last year in the early part of 1996, with the expectation that rates were going to continue to come down. However, in early March, some surprisingly strong employment statistics came out that caused concern about a much stronger economy than had been expected. Instead of lowering rates further, the Fed held tight, causing concern about a rate increase to head off a resurgence in inflation. Since mid-July, short-term rates have been in a holding pattern as the markets have been trying to sort out the economic reports. Although some people are concerned about renewed inflation, they're in the minority now. Later economic reports have confirmed that some of the things we saw earlier this year were just blips, and the economy is not out of control.

GIVEN THE CURRENT ENVIRONMENT, WHAT HAS BEEN YOUR STRATEGY?

JOHN COULTER: We're trying to take advantage of attractive rates on longer-maturing securities, especially beyond 90 days. You may recall that six months ago, the short-term yield curve was inverted--securities with shorter maturities had higher yields than those with longer maturities. The normal situation is that rates will be higher the further out you go, so the rate at 60 days will be higher than 30 days, and 90 will be higher than 60 and so on. By spring, we built up the average maturity of all money market funds.

WHAT IS YOUR VIEW OF THE SHORT-TERM TAX-FREE MARKET?

JOHN COULTER: It's still a challenge to buy Oregon issues because there's so little out there. And yet, we want to have a fair weighting of Oregon issues in the Fund to benefit Oregon shareholders. At the same time, we want to be able to buy Oregon paper at prices that don't disadvantage non-Oregon shareholders. The challenge is to balance liquidity and the goal of longer-term investment at higher yields.

WHAT IS YOUR OUTLOOK FOR THE MONEY MARKET FUNDS?

JOHN COULTER: All through the spring and summer, intermediate and long-term interest rates have been volatile, whereas short-term interest rates have been stable. Unemployment claims have been drifting upward. Retail sales have slowed. There was concern about rising commodity prices in the spring, but that has subsided. With such indications that the economy is, in fact, slowing, we expect short-term rates to come down during late 1996 and into next year.

 (1) An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance the Funds will be able to maintain a stable NAV of $1.00 per share. If full fees were charged, the yields for the Qualivest Money Market, U.S. Treasury Money Market and Tax-Free Money Market Funds would have been 4.48%, 4.30% and 2.13% effective seven-day yield, and 4.38%, 4.21% and 2.11% seven-day yield.

 (2) Some of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

                  QUALIVEST DYNAMIC ALLOCATION SERIES OF FUNDS

"At Qualivest Capital Management our primary focus is on providing prudent asset allocation strategies for our clients."--Tim Leach

On May 1, 1996, Qualivest introduced the Qualivest Dynamic Allocation Series of Funds. The Dynamic Allocation Series is based on the concept of asset allocation, or diversifying an investment portfolio among the basic asset classes: stocks and bonds. This approach is guided by the premise that investment performance is determined primarily by the appropriate mixture of asset classes rather than by the selection of individual securities. The investment components of the Funds in the Series are the Qualivest Mutual Funds. A major benefit of this approach is the diversification it provides within each Qualivest Fund and through the combination of various Qualivest Funds.

                     QUALIVEST ALLOCATED CONSERVATIVE FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                          PORTFOLIO 1
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y          INDEX
5/1/96                                    9597           10000           10000
5/31/96                                   9696           10113        10052.41
6/30/96                                   9705           10123        10126.25
7/31/96                                   9580            9992         9996.91

                     Aggregate Total Return
          ---------------------------------------------
                                        Since
                As of                 Inception
               7/31/96                 (5/1/96)
               -------                ---------
               Class A*                -4.20%
               Class Y                 -0.08%

*Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Conservative Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (20%--S&P 500 Stock Index, 35%--Lehman Brothers Aggregate Bond Index, 35%--Lehman Intermediate Government/Corporate Bond Index, 5%--Russell 2000 and 5%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

- The Allocated Conservative Fund is designed for investors who want a steady source of investment income with some capital appreciation and who are most comfortable with limited investment risk. As of July 31, 1996, the Fund's portfolio allocation was 65% Qualivest bond funds and 33% Qualivest equity funds.+ For the three months ended July 31, 1996, the Fund produced a total return of -0.20% for (A shares at NAV).

+ The composition of the fund's portfolio is subject to change.

                       QUALIVEST ALLOCATED BALANCED FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                          PORFOLIO 1
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y          INDEX
5/1/96                                    9597           10000           10000
5/31/96                                   9664           10080        10096.21
6/30/96                                   9635           10040        10126.26
7/31/96                                   9375            9779         9847.24

                             AGGREGATE TOTAL RETURN
                             ----------------------
                                                 SINCE
                          AS OF                INCEPTION
                         7/31/96                (5/1/96)
                         -------               ---------
                         Class A*                -6.25%
                         Class Y                 -2.21%

*Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Balanced Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (35%--S&P 500 Stock Index, 25%--Lehman Brothers Aggregate Bond Index, 15%--Lehman Intermediate Government/Corporate Bond Index, 10%--Russell 2000 and 15%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

- The Allocated Balanced Fund is designed for investors who seek the potential for both capital appreciation and current income and who want greater capital appreciation potential than the Allocated Conservative Fund. As of July 31, 1996, the Fund's portfolio allocation was 60% Qualivest equity funds and 40% Qualivest bond funds.* For the three months ended July 31, 1996, the Fund produced a total return of -2.31% for (A shares at NAV).

                        QUALIVEST ALLOCATED GROWTH FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                          PORTFOLIO 1
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y          INDEX
5/1/96                                    9597           10000           10000
5/31/96                                   9817           10209        10135.42
6/30/96                                   9749           10109        10127.28
7/31/96                                   9374            9748         9738.83

                             AGGREGATE TOTAL RETURN
                             ----------------------
                                                 SINCE
                          AS OF                INCEPTION
                         7/31/96                (5/1/96)
                         -------               ---------
                         Class A*                -6.26%
                         Class Y                 -2.52%

*Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Growth Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (45%--S&P 500 Stock Index, 15%--Lehman Brothers Aggregate Bond Index, 5%--Lehman Intermediate Government/Corporate Bond Index, 15%--Russell 2000 and 20%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

- The Allocated Growth Fund is designed for investors who seek long-term capital appreciation with some current income and who want greater price stability than the Allocated Aggressive Fund. As of July 31, 1996, the Fund's portfolio allocation was 80% Qualivest equity funds and 20% Qualivest bond funds.* For the three months ended July 31, 1996, the Fund produced a total return of -2.32% for (A shares at NAV).

                      QUALIVEST ALLOCATED AGGRESSIVE FUND
                         VALUE OF A $10,000 INVESTMENT

      MEASUREMENT PERIOD                                          PORTFOLIO 1
    (FISCAL YEAR COVERED)          CLASS A*         CLASS Y          INDEX
5/1/96                                    9597           10000           10000
5/31/96                                   9879           10254        10175.22
6/30/96                                   9715           10093        10127.48
7/31/96                                   9273            9622         9629.76


     AGGREGATE TOTAL RETURN
     ----------------------
                           SINCE
AS OF                    INCEPTION
7/31/96                   (5/1/96)
-------                  ---------
Class A*                   -7.28%
Class Y                    -3.78%

* Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Aggressive Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (55%--S&P 500 Stock Index, 20%--Russell 2000 and 25%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

- The Allocated Aggressive Fund is designed for investors who seek long-term capital appreciation and can accept more investment risk in exchange for higher potential returns. As of July 31, 1996, the Fund's portfolio allocation was 100% Qualivest equity funds.* For the three months ended July 31, 1996, the Fund produced a total return of -3.38% for (A shares at NAV).

The Qualivest Dynamic Allocation Series of Funds is managed by Tim Leach, Chief Investment Officer for Qualivest Capital Management, investment adviser to the Qualivest Funds. Mr. Leach has more than 15 years' experience in the investment field.

WHY HAVE YOU INTRODUCED THE QUALIVEST DYNAMIC ALLOCATION SERIES OF FUNDS?

TIM LEACH: At Qualivest Capital Management, our primary focus is on providing prudent asset allocation strategies. Far too often within the investment world, decisions get focused on individual securities or funds rather than on an overall investment plan. However, the vast majority of investment performance return comes from the structure of the asset allocation of the portfolio itself. The fund of funds that we've created is a group of portfolios wholly diversified in and of themselves. Our primary objective is to assess our clients' investment objectives and risk tolerance to determine which of the four portfolios best meet their overall needs. For example, an investor who requires income because he or she is getting close to retirement and is less willing to take on risk would find the Allocated Conservative Fund most appropriate. On the other hand, a young person just starting out in the working world might have a very different attitude toward risk and could find the Allocated Aggressive Fund to be more appropriate.

HOW WOULD YOU ASSESS THE FUNDS' PERFORMANCE SINCE MAY 1, 1996?

TIM LEACH: This particular three-month period was a poor one for domestic and international stocks, as well as bonds. May was a particularly poor month for bonds, as interest rates rose sharply. In May and June, high technology stocks based in the U.S. fell sharply. Indeed, during the three-month period, the benchmark Russell 2000, a basic index of small-company stock performance, was down 9%. International stocks, as measured by the Morgan Stanley International Europe, Australia and Far East (EAFE) Index, was down 4%. However, the markets improved in late July and early August. The investment horizon for anyone investing in these Funds should be at least three to five years, not three months.
*The composition of the Fund's portfolio is subject to change.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
     Qualivest Funds

We have audited the accompanying statements of assets and liabilities including the schedules of portfolio investments of Qualivest Funds (the "Funds"), including Qualivest Money Market Fund, Qualivest U.S. Treasury Money Market Fund, Qualivest Tax-Free Money Market Fund, Qualivest Intermediate Bond Fund, Qualivest Small Companies Value Fund, Qualivest Large Companies Value Fund, Qualivest Optimized Stock Fund, Qualivest Diversified Bond Fund, Qualivest International Opportunities Fund, Qualivest Allocated Conservative Fund, Qualivest Allocated Balanced Fund, Qualivest Allocated Growth Fund, and Qualivest Allocated Aggressive Fund as of July 31, 1996, the related statements of operations for the periods then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the Funds' custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Qualivest Funds at July 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
September 12, 1996

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996

                                                                                                       U.S.
                                                                                    MONEY            TREASURY          TAX-FREE
                                                                                    MARKET         MONEY MARKET      MONEY MARKET
                                                                                     FUND              FUND              FUND
                                                                                 ------------      ------------      ------------
ASSETS:
Investments, at Amortized cost (Amortized cost $391,482,173; $123,065,508 and
 $34,901,268, respectively)..................................................    $391,482,173      $123,065,508      $34,901,268
Repurchase agreements (Amortized cost $56,643,969; $0 and $0,
 respectively)...............................................................      56,643,969               --                --
                                                                                 ------------      ------------      ------------
Total Investments............................................................     448,126,142      123,065,508        34,901,268
Interest receivable..........................................................         553,124          791,237           261,307
Receivable from capital shares issued........................................              --               --               107
Prepaid expenses.............................................................          13,076            4,086             1,342
                                                                                 ------------      ------------      ------------
       Total Assets..........................................................     448,692,342      123,860,831        35,164,024
                                                                                 ------------      ------------      ------------
LIABILITIES:
Distributions payable........................................................       1,780,761          483,454            64,880
Payable for investments purchased............................................              --               --         1,031,080
Accrued expenses and other payables:
   Investment advisory fees..................................................          96,390               --                --
   Administration fees.......................................................          12,929            3,686               711
   Distribution and shareholder service fees (Class A).......................          78,543           30,883            10,509
   Distribution and shareholder service fees (Class Q).......................              --            5,931               578
   Accounting and transfer agent fees........................................           7,995            6,163             5,064
   Legal and audit fees......................................................          35,797           11,411             7,659
   Printing fees.............................................................          20,167            9,355             2,897
   Other.....................................................................          15,245            5,562             2,502
                                                                                 ------------      ------------      ------------
       Total Liabilities.....................................................       2,047,827          556,445         1,125,880
                                                                                 ------------      ------------      ------------
NET ASSETS:
Capital......................................................................     446,644,324      123,304,386        34,036,826
Accumulated undistributed net realized gains from investment transactions....             191               --             1,318
                                                                                 ------------      ------------      ------------
       Net Assets............................................................    $446,644,515      $123,304,386      $34,038,144
                                                                                 ============      ============      ============
Net Assets
   Class A...................................................................    $231,819,206      $89,756,481       $30,143,070
   Class Y...................................................................     100,467,756          320,795           723,020
   Class Q...................................................................     114,357,553       33,227,110         3,172,054
                                                                                 ------------      ------------      ------------
       Total.................................................................    $446,644,515      $123,304,386      $34,038,144
                                                                                 ============      ============      ============
Outstanding units of beneficial interest (shares)
   Class A...................................................................     231,820,568       89,756,481        30,141,729
   Class Y...................................................................     100,468,124          320,795           723,055
   Class Q...................................................................     114,355,632       33,227,110         3,172,042
                                                                                 ------------      ------------      ------------
       Total.................................................................     446,644,324      123,304,386        34,036,826
                                                                                 ============      ============      ============
Net asset value--offering and redemption price per share
   Class A...................................................................    $       1.00      $      1.00       $      1.00
   Class Y...................................................................    $       1.00      $      1.00       $      1.00
   Class Q...................................................................    $       1.00      $      1.00       $      1.00
                                                                                 ============      ============      ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996

                                                                              INTERMEDIATE      DIVERSIFIED       SMALL COMPANIES
                                                                               BOND FUND         BOND FUND          VALUE FUND
                                                                              ------------      ------------      ---------------
ASSETS:
Investments, at value (Cost $149,090,521; $182,083,145; and $259,052,736,
 respectively)............................................................    $147,976,631      $178,264,206       $ 295,736,175
Repurchase agreements (Cost $5,515,944; $2,531,965 and $12,249,283,
 respectively)............................................................       5,515,944         2,531,965          12,249,283
                                                                              ------------      ------------      ---------------
Total Investments.........................................................     153,492,575       180,796,171         307,985,458
Interest and distributions receivable.....................................       2,557,775         2,862,073             305,172
Receivable for investments sold...........................................       2,914,680                --             637,584
Receivable for capital shares issued......................................              --                --              30,657
Unamortized organization costs............................................              --             1,457                  --
Prepaid expenses..........................................................           5,340             4,900              18,409
                                                                              ------------      ------------      ---------------
       Total Assets.......................................................     158,970,370       183,664,601         308,977,280
                                                                              ------------      ------------      ---------------
LIABILITIES:
Payable for capital shares redeemed.......................................              --                --              10,587
Payable for investments purchased.........................................              --                --             664,304
Accrued expenses and other payables:
   Investment advisory fees...............................................          60,455            45,524             207,877
   Administration fees....................................................           4,514             5,187               8,508
   Distribution and shareholder service fees (Class A)....................             115                61               1,968
   Distribution and shareholder service fees (Class C)....................              93                 7               1,039
   Accounting and transfer agent fees.....................................           7,627             5,837               1,356
   Legal and audit fees...................................................          11,662            13,305              17,763
   Printing fees..........................................................           9,493             9,393              14,055
   Other..................................................................           6,543             7,704              10,044
                                                                              ------------      ------------      ---------------
       Total Liabilities..................................................         100,502            87,018             937,501
                                                                              ------------      ------------      ---------------
NET ASSETS:
Capital...................................................................     159,166,878       185,520,877         242,813,307
Undistributed net investment income.......................................         383,393           463,930             174,634
Net unrealized appreciation (depreciation) from investments...............      (1,113,890)       (3,818,939)         36,683,439
Accumulated undistributed net realized gains from investment
 transactions.............................................................         433,487         1,411,715          28,368,399
                                                                              ------------      ------------      ---------------
       Net Assets.........................................................    $158,869,868      $183,577,583       $ 308,039,779
                                                                              ==============    ==============    ==================
Net Assets
   Class A................................................................    $    586,345      $    313,099       $   9,022,178
   Class Y................................................................     158,173,744       183,255,260         297,793,087
   Class C................................................................         109,779             9,224           1,224,514
                                                                              ------------      ------------      ---------------
       Total..............................................................    $158,869,868      $183,577,583       $ 308,039,779
                                                                              ==============    ==============    ==================
Outstanding units of beneficial interest (shares)
   Class A................................................................          59,138            31,763             646,897
   Class Y................................................................      15,801,869        18,251,188          21,331,709
   Class C................................................................          11,161               978              89,131
                                                                              ------------      ------------      ---------------
       Total..............................................................      15,872,168        18,283,929          22,067,737
                                                                              ==============    ==============    ==================
Net asset value
   Class A--redemption price per share....................................    $       9.91      $       9.86       $       13.95
   Class Y--offering and redemption price per share.......................    $      10.01      $      10.04       $       13.96
   Class C--offering price per share*.....................................    $       9.84      $       9.44       $       13.74
                                                                              ==============    ==============    ==================
Maximum Sales Charge (Class A)............................................           3.50%             3.50%               4.50%
                                                                              ==============    ==============    ==================
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
   asset value adjusted to nearest cent) per share (Class A)..............    $      10.27      $      10.22       $       14.61
                                                                              ==============    ==============    ==================

---------

* Redemption price per share (Class C) varies by length of time shares are held.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996

                                                                                                                    INTERNATIONAL
                                                                             LARGE COMPANIES       OPTIMIZED        OPPORTUNITIES
                                                                               VALUE FUND          STOCK FUND           FUND
                                                                             ---------------      ------------      -------------
ASSETS:
Investments, at value (Cost $96,950,578; $195,103,442 and $140,471,512,
 respectively)...........................................................     $ 108,419,480       $218,347,973      $ 144,178,943
Repurchase agreements(Cost $9,703,655; $1,714,993 and $0,
 respectively)...........................................................         9,703,655          1,714,993
                                                                               ------------       ------------       ------------
Total Investments........................................................       118,123,135        220,062,966        144,178,943
Foreign currency.........................................................                --                 --            453,354
Interest and distributions receivable....................................           196,514            349,218            195,605
Receivable for investments sold..........................................            40,314                 --             54,108
Receivable for capital shares issued.....................................             9,276              4,057              1,066
Unamortized organization costs...........................................                --              1,457              1,925
Prepaid expenses.........................................................             4,183              6,593             37,672
                                                                               ------------       ------------       ------------
   Total Assets..........................................................       118,373,422        220,424,291        144,922,673
                                                                               ------------       ------------       ------------
LIABILITIES:
Payable for investments purchased........................................            65,820                 --            386,286
Accrued expenses and other payables:
   Investment advisory fees..............................................            60,400             56,197             36,530
   Administration fees...................................................             3,312              6,185              4,060
   Distribution and shareholder service fees (Class A)...................               965                219                426
   Distribution and shareholder service fees (Class C)...................               553                 80                 15
   Accounting and transfer agent fees....................................             2,568              5,112              4,752
   Legal and audit fees..................................................             7,544             15,300              6,170
   Printing fees.........................................................             5,865             10,148                 --
   Other.................................................................             4,221              8,162              1,892
                                                                               ------------       ------------       ------------
       Total Liabilities.................................................           151,248            101,403            440,131
                                                                               ------------       ------------       ------------
NET ASSETS:
Capital..................................................................       100,268,201        190,000,958        139,914,426
Undistributed net investment income......................................           417,988            730,609            543,401
Net unrealized appreciation from investments and translation of assets
 and liabilities in foreign currencies...................................        11,468,902         23,244,531          3,710,995
Accumulated undistributed net realized gains from investment transactions
 and foreign currency transactions.......................................         6,067,083          6,346,790            313,720
                                                                               ------------       ------------       ------------
       Net Assets........................................................     $ 118,222,174       $220,322,888      $ 144,482,542
                                                                               ============       ============       ============
Net Assets
   Class A...............................................................     $   4,666,270       $  1,214,458      $   1,986,371
   Class Y...............................................................       112,907,621        219,014,223        142,477,577
   Class C...............................................................           648,283             94,207             18,594
                                                                               ------------       ------------       ------------
       Total.............................................................     $ 118,222,174       $220,322,888      $ 144,482,542
                                                                               ============       ============       ============
Outstanding units of beneficial interest (shares)
   Class A...............................................................           391,381            100,392            186,725
   Class Y...............................................................         9,422,668         18,066,956         13,333,784
   Class C...............................................................            55,254              7,816              1,750
                                                                               ------------       ------------       ------------
       Total.............................................................         9,869,303         18,175,164         13,522,259
                                                                               ------------       ------------       ------------
Net asset value
   Class A--redemption price per share...................................     $       11.92       $      12.10      $       10.64
   Class Y--offering and redemption price per share......................     $       11.98       $      12.12      $       10.69
   Class C--offering price per share *...................................     $       11.73       $      12.05      $       10.63
                                                                               ============       ============       ============
Maximum Sales Charge (Class A)...........................................             4.50%              4.50%              4.50%
                                                                               ============       ============       ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge)
   of net asset value adjusted to nearest cent) per share (Class A)......     $       12.48       $      12.67      $       11.15
                                                                               ============       ============       ============

---------

* Redemption price per share (Class C) varies by length of time shares are held.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996

                                                              ALLOCATED           ALLOCATED        ALLOCATED         ALLOCATED
                                                          CONSERVATIVE FUND     BALANCED FUND     GROWTH FUND     AGGRESSIVE FUND
                                                          -----------------     -------------     -----------     ---------------
ASSETS:
Investments, at value (Cost $7,657,694; $39,401,861;
 $11,154,161 and $8,497,472, respectively)............       $ 7,572,284         $38,281,807      $10,800,181       $ 8,207,977
Distributions receivable..............................               794               3,514           1,261                904
Prepaid expenses......................................             2,091               4,036           2,019              2,118
                                                               ---------          ----------      ----------         ----------
       Total Assets...................................         7,575,169          38,289,357      10,803,461          8,210,999
                                                               ---------          ----------      ----------         ----------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees...........................               313               1,623             460                317
   Administration fees................................               115                 580             163                120
   Distribution and shareholder service fees (Class
     A)...............................................                --                  --              --                  1
   Accounting and transfer agent fees.................               137                 720             208                141
   Legal and audit fees...............................               918               3,003             912                913
   Printing fees......................................               782                 633             779                779
   Other..............................................               309                 162             317                304
                                                               ---------          ----------      ----------         ----------
       Total Liabilities..............................             2,574               6,721           2,839              2,575
                                                               ---------          ----------      ----------         ----------
NET ASSETS:
Capital...............................................         7,618,112          39,266,629      11,142,191          8,502,858
Undistributed net investment income...................            39,940             129,894          13,519                 --
Net unrealized depreciation from investments..........           (85,410)         (1,120,054)       (353,980 )         (289,495)
Accumulated undistributed net realized gains (losses)
 from investment transactions.........................               (47)              6,167          (1,108 )           (4,939)
                                                               ---------          ----------      ----------         ----------
       Net Assets.....................................       $ 7,572,595         $38,282,636      $10,800,622       $ 8,208,424
                                                               ---------          ----------      ----------         ----------
Net Assets
   Class A............................................       $        10         $        10      $       10        $     1,894
   Class Y............................................         7,572,585          38,282,626      10,800,612          8,206,530
                                                               ---------          ----------      ----------         ----------
       Total..........................................       $ 7,572,595         $38,282,636      $10,800,622       $ 8,208,424
                                                               =========          ==========      ==========         ==========
Outstanding units of beneficial interest (shares)
   Class A............................................                 1                   1               1                196
   Class Y............................................           760,357           3,926,891       1,111,690            854,488
                                                               ---------          ----------      ----------         ----------
       Total..........................................           760,358           3,926,892       1,111,691            854,684
                                                               =========          ==========      ==========         ==========
Net asset value
   Class A--redemption price per share................       $      9.95         $      9.74      $     9.74        $      9.64
   Class Y--offering and redemption price per share...              9.96                9.75            9.72               9.60
                                                               =========          ==========      ==========         ==========
Maximum Sales Charge (Class A)........................             4.00%               4.00%           4.00%              4.00%
                                                               =========          ==========      ==========         ==========
Maximum Offering Price (100%/(100% - Maximum Sales
 Charge) of net asset value adjusted to nearest cent)
 per share (Class A)..................................       $     10.36         $     10.15      $    10.15        $     10.04
                                                               =========          ==========      ==========         ==========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31,1996

                                                                      MONEY         U.S. TREASURY         TAX-FREE
                                                                     MARKET         MONEY MARKET        MONEY MARKET
                                                                      FUND              FUND                FUND
                                                                   -----------     ---------------     --------------
INVESTMENT INCOME:
Interest income.................................................   $22,339,287       $ 6,034,491         $1,369,015
                                                                   -----------        ----------         ----------
EXPENSES:
Investment advisory fees........................................    1,401,855            395,220            130,991
Administration fees.............................................      520,684            146,795             48,654
Distribution and shareholder service fees (Class A).............      911,085            339,102            139,490
Distribution and shareholder service fees (Class Q).............      230,184             70,164              5,493
Custodian fees..................................................      120,160             33,876             11,228
Accounting and transfer agent fees..............................      178,944            105,190            101,016
Legal and audit fees............................................       60,531             18,656              6,298
Organization costs..............................................        6,145              2,002              2,002
Trustees' fees and expenses.....................................       27,392              7,258              2,762
Registration and filing fees....................................       73,524             22,338              8,227
Printing costs..................................................       50,954             16,935              4,466
Other...........................................................       12,543              3,484              1,464
                                                                   -----------        ----------         ----------
    Total expenses before waivers...............................    3,594,001          1,161,020            462,091
    Less waivers................................................     (630,724 )         (409,253)          (135,115)
                                                                   -----------        ----------         ----------
    Net Expenses................................................    2,963,277            751,767            326,976
                                                                   -----------        ----------         ----------
Net Investment Income...........................................   19,376,010          5,282,724          1,042,039
                                                                   -----------        ----------         ----------
REALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions.................           --                 --              1,142
                                                                   -----------        ----------         ----------
Change in net assets resulting from operations..................   $19,376,010       $ 5,282,724         $1,043,181
                                                                   ===========        ==========         ==========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31,1996

                                                                        INTERMEDIATE     DIVERSIFIED     SMALL COMPANIES
                                                                         BOND FUND        BOND FUND        VALUE FUND
                                                                        ------------     -----------     ---------------
INVESTMENT INCOME:
Interest income......................................................   $ 9,475,798      $ 8,741,161       $ 1,232,175
Dividend income......................................................            --               --         2,728,455
Foreign tax withholding..............................................            --               --           (19,225)
                                                                        -----------      -----------       -----------
    Total Income.....................................................     9,475,798        8,741,161         3,941,405
                                                                        -----------      -----------       -----------
EXPENSES:
Investment advisory fees.............................................       898,208          829,165         2,121,590
Administration fees..................................................       194,550          179,352           344,477
Distribution and shareholder service fees (Class A)..................         1,329              293            13,804
Distribution and shareholder service fees (Class C)..................         1,259               12             8,592
Custodian fees.......................................................        44,896           41,389            79,495
Accounting and transfer agent fees...................................       126,512          116,556           166,112
Legal and audit fees.................................................        16,466           18,470            37,366
Organization costs...................................................        29,441            3,960            18,248
Trustees' fees and expenses..........................................        10,159            8,106            15,703
Registration and filing fees.........................................        16,848           36,978            37,190
Printing costs.......................................................        17,590           15,410            28,693
Other................................................................         6,222            4,392             8,958
                                                                        -----------      -----------       -----------
    Total expenses before waivers....................................     1,363,480        1,254,083         2,880,228
    Less waivers.....................................................      (224,768 )       (415,278)           (1,737)
                                                                        -----------      -----------       -----------
    Net Expenses.....................................................     1,138,712          838,805         2,878,491
Net Investment Income................................................     8,337,086        7,902,356         1,062,914
                                                                        -----------      -----------       -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions......................       952,023        1,877,945        34,451,881
Net change in unrealized appreciation (depreciation) from
  investments........................................................    (3,464,045 )     (5,431,677)       (2,468,172)
                                                                        -----------      -----------       -----------
Net realized/unrealized gains (losses) from investments..............    (2,512,022 )     (3,553,732)       31,983,709
                                                                        -----------      -----------       -----------
Change in net assets resulting from operations.......................   $ 5,825,064      $ 4,348,624       $33,046,623
                                                                        ===========      ===========       ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31,1996

                                                                                                           INTERNATIONAL
                                                                       LARGE COMPANIES      OPTIMIZED      OPPORTUNITIES
                                                                         VALUE FUND        STOCK FUND          FUND
                                                                       ---------------     -----------     -------------
INVESTMENT INCOME:
Interest income.....................................................     $   576,061       $   111,046      $   152,106
Dividend income.....................................................       2,310,719         4,393,667        2,454,999
Foreign tax withholding.............................................          (2,663)            3,639         (447,171)
                                                                          ----------       -----------       ----------
    Total Income....................................................       2,884,117         4,508,352        2,159,934
                                                                          ----------       -----------       ----------
EXPENSES:
Investment advisory fees............................................         801,854           957,926          653,161
Administration fees.................................................         138,920           248,800          141,011
Distribution and shareholder service fees (Class A).................           6,370             1,034            4,961
Distribution and shareholder service fees (Class C).................           4,850               586               64
Custodian fees......................................................          32,059            57,416          107,434
Accounting and transfer agent fees..................................         112,519           148,111          201,644
Legal and audit fees................................................          15,493            24,931           13,791
Organization costs..................................................           9,073             3,960            3,769
Trustees' fees and expenses.........................................           6,581            11,218            6,744
Registration and filing fees........................................          19,922            49,050           29,285
Printing costs......................................................          12,050            21,048           38,059
Other...............................................................           4,218             6,413            2,384
                                                                          ----------       -----------       ----------
    Total expenses before waivers...................................       1,163,909         1,530,493        1,202,307
    Less waivers....................................................        (160,684)         (383,766)        (319,060)
                                                                          ----------       -----------       ----------
    Net Expenses....................................................       1,003,225         1,146,727          883,247
Net Investment Income...............................................       1,880,892         3,361,625        1,276,687
                                                                          ----------       -----------       ----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions.....................       8,958,325         8,462,270          315,363
Net realized losses from foreign currency transactions..............              --                --         (231,025)
Net change in unrealized appreciation (depreciation) from
  investments.......................................................      (2,960,072)       11,602,223        1,148,968
Net change in unrealized appreciation from foreign currency
  transactions......................................................              --                --            3,418
                                                                          ----------       -----------       ----------
Net realized/unrealized gains from investments......................       5,998,253        20,064,493        1,236,724
                                                                          ----------       -----------       ----------
Change in net assets resulting from operations......................     $ 7,879,145       $23,426,118      $ 2,513,411
                                                                          ==========       ===========       ==========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
            FOR THE PERIOD FROM MAY 1, 1996 THROUGH JULY 31,1996 (A)

                                                       ALLOCATED           ALLOCATED        ALLOCATED         ALLOCATED
                                                   CONSERVATIVE FUND     BALANCED FUND     GROWTH FUND     AGGRESSIVE FUND
                                                   -----------------     -------------     -----------     ---------------
INVESTMENT INCOME:
Distribution income.............................       $  63,944          $   235,030       $  36,157         $  15,541
                                                        --------           ----------      ----------        ----------
EXPENSES:
Investment advisory fees........................             768                4,013             950               731
Administration fees.............................           1,166                6,073           1,424             1,105
Distribution and shareholder service fees (Class
  A)............................................              --                   --              --                 1
Custodian fees..................................              77                  401              95                73
Accounting and transfer agent fees..............             371                1,953             475               356
Legal and audit fees............................           1,001                3,276           1,001             1,001
Trustees' fees and expenses.....................             364                  364             364               364
Registration and filing fees....................             728                  728             733               728
Printing costs..................................             822                  836             823               822
                                                        --------           ----------      ----------        ----------
    Total Expenses..............................           5,297               17,644           5,865             5,181
                                                        --------           ----------      ----------        ----------
Net Investment Income...........................          58,647              217,386          30,292            10,360
                                                        --------           ----------      ----------        ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains(losses) from investment
  transactions..................................             (47)               6,167          (1,108)           (4,939)
Net change in unrealized depreciation from
  investments...................................         (85,410)          (1,120,054)       (353,980)         (289,495)
                                                        --------           ----------      ----------        ----------
Net realized/unrealized losses from
  investments...................................         (85,457)          (1,113,887)       (355,088)         (294,434)
                                                        --------           ----------      ----------        ----------
Change in net assets resulting from
  operations....................................       $ (26,810)         $  (896,501)      $(324,796)        $(284,074)
                                                        ========           ==========      ==========        ==========

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          U.S. TREASURY                    TAX-FREE
                                        MONEY MARKET FUND               MONEY MARKET FUND              MONEY MARKET FUND
                                 -------------------------------   ----------------------------   ---------------------------
                                      YEAR           AUGUST 1,         YEAR        JANUARY 11,        YEAR        JANUARY 9,
                                      ENDED           1994 TO          ENDED         1995 TO         ENDED         1995 TO
                                    JULY 31,         JULY 31,        JULY 31,        JULY 31,       JULY 31,       JULY 31,
                                      1996            1995(A)          1996          1995(A)          1996         1995(A)
                                 ---------------   -------------   -------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........  $    19,376,010   $  12,206,607   $   5,282,724   $  1,980,315   $  1,042,039   $    611,454
  Net realized gains from
    investment transactions....               --             191              --             --          1,142            176
                                 ---------------   -------------   -------------   ------------   ------------   ------------
Change in net assets resulting
  from operations..............       19,376,010      12,206,798       5,282,724      1,980,315      1,043,181        611,630
                                 ---------------   -------------   -------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income...      (10,656,517)     (7,517,425)     (3,929,231)    (1,825,946)      (968,355)      (595,397)
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income...       (4,081,900)     (3,584,362)         (3,788)       (15,926)       (10,400)          (251)
DISTRIBUTIONS TO CLASS Q SHAREHOLDERS:
  From net investment income...       (4,637,593)     (1,104,820)     (1,349,705)      (138,443)       (63,284)       (15,806)
                                 ---------------   -------------   -------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions....      (19,376,010)    (12,206,607)     (5,282,724)    (1,980,315)    (1,042,039)      (611,454)
                                 ---------------   -------------   -------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued.....................    1,928,774,210     999,519,899     342,623,902    173,929,004     95,124,837     73,695,237
  Dividends reinvested.........       15,063,971       7,017,237       5,151,868      1,621,159      1,052,542        528,777
  Cost of shares redeemed......   (1,835,702,517)   (668,028,476)   (307,567,073)   (92,454,474)   (96,972,871)   (39,391,696)
                                 ---------------   -------------   -------------   ------------   ------------   ------------
Change in net assets from share
  transactions.................      108,135,664     338,508,660      40,208,697     83,095,689       (795,492)    34,832,318
                                 ---------------   -------------   -------------   ------------   ------------   ------------
Change in net assets...........      108,135,664     338,508,851      40,208,697     83,095,689       (794,350)    34,832,494
NET ASSETS:
  Beginning of period..........      338,508,851              --      83,095,689             --     34,832,494             --
                                 ---------------   -------------   -------------   ------------   ------------   ------------
  End of period................  $   446,644,515   $ 338,508,851   $ 123,304,386   $ 83,095,689   $ 34,038,144   $ 34,832,494
                                 ===============   =============   =============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.......................    1,928,774,210     999,519,899     342,623,902    173,929,004     95,124,837     73,695,237
  Reinvested...................       15,063,971       7,017,236       5,151,868      1,621,159      1,052,542        528,778
  Redeemed.....................   (1,835,702,517)   (668,028,475)   (307,567,073)   (92,454,474)   (96,972,871)   (39,391,697)
                                 ---------------   -------------   -------------   ------------   ------------   ------------
Change in shares...............      108,135,664     338,508,660      40,208,697     83,095,689       (795,492)    34,832,318
                                 ===============   =============   =============   ============   ============   ============

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                              INTERMEDIATE                  DIVERSIFIED                 SMALL COMPANIES
                                               BOND FUND                     BOND FUND                    VALUE FUND
                                      ----------------------------   --------------------------   ---------------------------
                                          YEAR         AUGUST 1,         YEAR         MAY 2,          YEAR        AUGUST 1,
                                         ENDED          1994 TO         ENDED         1995 TO        ENDED         1994 TO
                                        JULY 31,       JULY 31,        JULY 31,      JULY 31,       JULY 31,       JULY 31,
                                          1996          1995(A)          1996         1995(A)         1996         1995(A)
                                      ------------   -------------   ------------   -----------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............  $  8,337,086   $  12,847,168   $  7,902,356   $ 1,433,251   $  1,062,914   $  2,051,252
  Net realized gains (losses) from
    investment transactions.........       952,023        (484,433)     1,877,945     1,259,526     34,451,881     12,935,310
  Net change in unrealized
    appreciation (depreciation) from
    investments.....................    (3,464,045)      2,350,155     (5,431,677)    1,612,738     (2,468,172)    39,151,611
                                      ------------   -------------   ------------   ------------  ------------   ------------
Change in net assets resulting from
  operations........................     5,825,064      14,712,890      4,348,624     4,305,515     33,046,623     54,138,173
                                      ------------   -------------   ------------   ------------  ------------   ------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income........       (28,845)        (12,070)        (6,473)           --        (12,944)        (3,886)
  In excess of net investment
    income..........................            --              --             --            --           (348)            --
  From net realized gains from
    investment transactions.........          (120)             --         (1,356)           --       (266,703)        (1,361)
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
  From net investment income........    (8,226,339)    (12,523,176)    (7,654,293)   (1,211,429)    (1,049,662)    (1,843,319)
  In excess of net investment
    income..........................            --              --             --            --        (28,247)            --
  From net realized gains from
    investment transactions.........       (33,732)             --     (1,723,809)           --    (17,878,500)      (818,817)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment income........        (5,766)         (4,882)           (73)           --           (317)          (809)
  From net realized gains from
    investment transactions.........           (34)             --             --            --        (52,906)          (505)
                                      ------------   -------------   ------------   ------------  ------------   ------------
Change in net assets from
  shareholder distributions.........    (8,294,836)    (12,540,128)    (9,386,004)   (1,211,429)   (19,289,627)    (2,668,697)
                                      ------------   -------------   ------------   ------------  ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......    64,422,296     286,664,786     91,547,557    95,041,030    126,977,542    199,455,293
  Dividends reinvested..............     8,041,886      12,471,729      9,032,688     1,211,429     19,203,383      2,664,777
  Cost of shares redeemed...........   (53,037,282)   (159,396,537)   (11,311,827)           --    (63,092,760)   (42,394,928)
                                      ------------   -------------   ------------   ------------  ------------   ------------
Change in net assets from share
  transactions......................    19,426,900     139,739,978     89,268,418    96,252,459     83,088,165    159,725,142
                                      ------------   -------------   ------------   ------------  ------------   ------------
Change in net assets................    16,957,128     141,912,740     84,231,038    99,346,545     96,845,161    211,194,618
NET ASSETS:
  Beginning of period...............   141,912,740              --     99,346,545            --    211,194,618             --
                                      ------------   -------------   ------------   ------------  ------------   ------------
  End of period.....................  $158,869,868   $ 141,912,740   $183,577,583   $99,346,545   $308,039,779   $211,194,618
                                      ============   =============   ============   ============  ============   ============
SHARE TRANSACTIONS:
  Issued............................     6,326,763      28,723,642      8,900,490     9,499,716      9,165,038     19,579,283
  Reinvested........................       791,062       1,261,928        874,967       116,790      1,494,582        255,335
  Redeemed..........................    (5,220,893)    (16,010,334)    (1,108,034)           --     (4,525,438)    (3,901,063)
                                      ------------   -------------   ------------   ------------  ------------   ------------
Change in shares....................     1,896,932      13,975,236      8,667,423     9,616,506      6,134,182     15,933,555
                                      ============   =============   ============   ============  ============   ============

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                             LARGE COMPANIES                  OPTIMIZED                  INTERNATIONAL
                                               VALUE FUND                    STOCK FUND                OPPORTUNITIES FUND
                                       ---------------------------   ---------------------------   --------------------------
                                           YEAR        AUGUST 1,         YEAR          MAY 2,          YEAR         JULY 3,
                                          ENDED         1994 TO         ENDED         1995 TO         ENDED         1995 TO
                                         JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,      JULY 31,
                                           1996         1995(A)          1996         1995(A)          1996         1995(A)
                                       ------------   ------------   ------------   ------------   ------------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............  $  1,880,892   $  2,149,380   $  3,361,625   $    830,048   $  1,276,687   $    48,989
  Net realized gains from investment
    transactions.....................     8,958,325      5,364,361      8,462,270        589,477        315,363            --
  Net realized losses from foreign
    currency transactions............            --             --             --             --       (231,025)         (347)
  Net change in unrealized
    appreciation from investments....    (2,960,072)    14,428,974     11,602,223     11,642,308      1,148,968     2,558,463
  Net change in unrealized
    appreciation from foreign
    currency.........................            --             --             --             --          3,418           146
                                       ------------   ------------   ------------   ------------   ------------   -----------
Change in net assets resulting from
  operations.........................     7,879,145     21,942,715     23,426,118     13,061,833      2,513,411     2,607,251
                                       ------------   ------------   ------------   ------------   ------------   -----------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income.........       (35,005)        (6,010)        (4,963)            --         (8,763)           --
  From net realized gains from
    investment transactions..........      (129,974)          (728)        (4,341)            --            (38)           --
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
  From net investment income.........    (1,756,110)    (1,808,153)    (3,150,517)      (304,905)      (542,120)           --
  From net realized gains from
    investment transactions..........    (7,767,356)      (329,398)    (2,699,756)            --         (1,605)           --
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment income.........        (5,161)        (1,845)          (660)           (19)           (20)           --
  From net realized gains from
    investment transactions..........       (27,868)          (279)          (860)            --             --            --
                                       ------------   ------------   ------------   ------------   ------------   -----------
Change in net assets from shareholder
  distributions......................    (9,721,474)    (2,146,413)    (5,861,097)      (304,924)      (552,546)           --
                                       ------------   ------------   ------------   ------------   ------------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........    51,611,609    139,900,941     70,019,637    135,984,845     93,375,001    57,498,097
  Dividends reinvested...............     9,546,835      2,137,516      5,767,679        303,589        468,557            --
  Cost of shares redeemed............   (40,548,298)   (62,380,402)   (21,866,911)      (207,881)   (11,414,929)      (12,300)
                                       ------------   ------------   ------------   ------------   ------------   -----------
Change in net assets from share
  transactions.......................    20,610,146     79,658,055     53,920,405    136,080,553     82,428,629    57,485,797
                                       ------------   ------------   ------------   ------------   ------------   -----------
Change in net assets.................    18,767,817     99,454,357     71,485,426    148,837,462     84,389,494    60,093,048
NET ASSETS:
  Beginning of period................    99,454,357             --    148,837,462             --     60,093,048            --
                                       ------------   ------------   ------------   ------------   ------------   -----------
  End of period......................  $118,222,174   $ 99,454,357   $220,322,888   $148,837,462   $144,482,542   $60,093,048
                                       ============   ============   ============   ============   ============   ===========
SHARE TRANSACTIONS:
  Issued.............................     4,166,612     13,756,476      5,892,190     13,583,334      8,816,810     5,735,248
  Reinvested.........................       839,075        208,032        492,903         29,590         44,496            --
  Redeemed...........................    (3,265,999)    (5,834,893)    (1,803,663)       (19,190)    (1,073,107)       (1,188)
                                       ------------   ------------   ------------   ------------   ------------   -----------
Change in shares.....................     1,739,688      8,129,615      4,581,430     13,593,734      7,788,199     5,734,060
                                       ============   ============   ============   ============   ============   ===========

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     ALLOCATED          ALLOCATED
                                                                                    CONSERVATIVE         BALANCED
                                                                                        FUND               FUND
                                                                                  ----------------   ----------------
                                                                                   FOR THE PERIOD     FOR THE PERIOD
                                                                                  FROM MAY 1, 1996   FROM MAY 1, 1996
                                                                                      THROUGH            THROUGH
                                                                                  JULY 31, 1996(A)   JULY 31, 1996(A)
                                                                                  ----------------   ----------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.........................................................     $   58,647        $    217,386
  Net realized gains (losses) from investment transactions......................            (47)              6,167
  Net change in unrealized depreciation from investments........................        (85,410)         (1,120,054)
                                                                                      ---------          ----------
Change in net assets resulting from operations..................................        (26,810)           (896,501)
                                                                                      ---------          ----------
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income....................................................        (18,707)            (87,492)
                                                                                      ---------          ----------
Change in net assets from shareholder distributions.............................        (18,707)            (87,492)
                                                                                      ---------          ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...................................................      7,728,026          39,938,939
  Dividends reinvested..........................................................             --              77,746
  Cost of shares redeemed.......................................................       (109,914)           (750,056)
                                                                                      ---------          ----------
Change in net assets from share transactions....................................      7,618,112          39,266,629
                                                                                      ---------          ----------
Change in net assets............................................................      7,572,595          38,282,636
NET ASSETS:
  Beginning of period...........................................................             --                  --
                                                                                      ---------          ----------
  End of period.................................................................     $7,572,595        $ 38,282,636
                                                                                      =========          ==========
SHARE TRANSACTIONS:
  Issued........................................................................        771,456           3,995,654
  Reinvested....................................................................             --               7,698
  Redeemed......................................................................        (11,098)            (76,460)
                                                                                      ---------          ----------
Change in shares................................................................        760,358           3,926,892
                                                                                      =========          ==========

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     ALLOCATED          ALLOCATED
                                                                                       GROWTH           AGGRESSIVE
                                                                                        FUND               FUND
                                                                                  ----------------   ----------------
                                                                                   FOR THE PERIOD     FOR THE PERIOD
                                                                                  FROM MAY 1, 1996   FROM MAY 1, 1996
                                                                                      THROUGH            THROUGH
                                                                                  JULY 31, 1996(A)   JULY 31, 1996(A)
                                                                                  ----------------   ----------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.........................................................    $     30,292       $     10,360
  Net realized losses from investment transactions..............................          (1,108)            (4,939)
  Net change in unrealized depreciation from investments........................        (353,980)          (289,495)
                                                                                      ----------         ----------
Change in net assets resulting from operations..................................        (324,796)          (284,074)
                                                                                      ----------         ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income....................................................              --                 (4)
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income....................................................         (16,773)           (10,356)
  Tax return of capital.........................................................              --             (1,452)
                                                                                      ----------         ----------
Change in net assets from shareholder distributions.............................         (16,773)           (11,812)
                                                                                      ----------         ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...................................................      11,303,551          9,805,661
  Dividends reinvested..........................................................           1,099             10,396
  Cost of shares redeemed.......................................................        (162,459)        (1,311,747)
                                                                                      ----------         ----------
Change in net assets from share transactions....................................      11,142,191          8,504,310
                                                                                      ----------         ----------
Change in net assets............................................................      10,800,622          8,208,424
NET ASSETS:
  Beginning of period...........................................................              --                 --
                                                                                      ----------         ----------
  End of period.................................................................    $ 10,800,622       $  8,208,424
                                                                                      ==========         ==========
SHARE TRANSACTIONS:
  Issued........................................................................       1,128,552            985,152
  Reinvested....................................................................             107              1,012
  Redeemed......................................................................         (16,968)          (131,480)
                                                                                      ----------         ----------
Change in shares................................................................       1,111,691            854,684
                                                                                      ==========         ==========

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS
MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
COMMERCIAL PAPER (79.4%):
Automotive (4.4%):
$  4,000,000    Ford Motor Credit Co.,
                  5.40%, 10/16/96.........   $  3,954,400
   4,000,000    Ford Motor Credit Co.,
                  5.50%, 11/6/96..........      3,940,722
   4,000,000    Ford Motor Credit Co.,
                  5.47%, 11/12/96.........      3,937,399
   4,000,000    Toyota Motor Credit Corp.,
                  5.36%, 9/13/96..........      3,974,391
   4,000,000    Toyota Motor Credit Corp.,
                  5.38%, 9/24/96..........      3,967,720
                                             ------------
                                               19,774,632
                                             ------------
Banking (5.1%):
   4,000,000    J.P. Morgan & Company,
                  Inc.,
                  4.95%, 9/3/96...........      3,981,850
   4,000,000    Republic New York Corp.,
                  4.99%, 8/8/96...........      3,996,119
   4,000,000    Toronto-Dominion Holdings,
                  5.22%, 9/17/96..........      3,972,740
   5,000,000    Toronto-Dominion Holdings,
                  5.37%, 10/23/96.........      4,938,096
   6,000,000    Toronto-Dominion Holdings,
                  5.43%, 10/28/96.........      5,920,360
                                             ------------
                                               22,809,165
                                             ------------
Beverages (2.0%):
   5,000,000    Anheuser-Busch Corp.,
                  5.44%, 11/20/96.........      4,918,600
   4,000,000    PepsiCo, Inc.,
                  5.25%, 8/7/96...........      3,996,500
                                             ------------
                                                8,915,100
                                             ------------
Consumer Goods (5.9%):
   5,000,000    Kimberly Clark Corp.,
                  5.34%, 9/30/96..........      4,955,500
   4,000,000    Procter & Gamble Co.,
                  5.44%, 10/2/96..........      3,962,524
   5,000,000    Unilever Capital Corp.,
                  5.37%, 11/4/96..........      4,929,146
   5,000,000    Unilever Capital Corp.,
                  5.41%, 11/5/96..........      4,927,867
   4,000,000    Unilever Capital Corp.,
                  5.26%, 11/26/96.........      3,931,620
   4,000,000    Unilever Capital Corp.,
                  5.21%, 12/6/96..........      3,926,481
                                             ------------
                                               26,633,138
                                             ------------

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
----------             -----------           ------------
COMMERCIAL PAPER, CONTINUED:
Electric Utility (3.8%):
$  4,000,000    Pacificorp,
                  5.28%, 8/20/96..........   $  3,988,853
   4,000,000    Pacificorp,
                  5.27%, 8/22/96..........      3,987,703
   5,000,000    Portland General Electric
                  Co.,
                  5.36%, 9/18/96..........      4,964,267
   4,000,000    Portland General Electric
                  Co.,
                  5.41%, 10/25/96.........      3,948,906
                                             ------------
                                               16,889,729
                                             ------------
Electrical & Electronic (2.4%):
   3,000,000    Hewlett Packard,
                  5.14%, 8/1/96...........      3,000,000
   4,000,000    Hewlett Packard,
                  5.12%, 9/12/96..........      3,976,107
   4,000,000    Hewlett Packard,
                  5.41%, 10/15/96.........      3,954,916
                                             ------------
                                               10,931,023
                                             ------------
Financial Services (17.6%):
   4,000,000    Cargill Financial Services
                  Corp.,
                  5.18%, 9/25/96..........      3,968,344
   4,000,000    Cargill Financial Services
                  Corp.,
                  5.25%, 11/15/96.........      3,938,167
   4,000,000    Cargill Financial Services
                  Corp.,
                  5.48%, 12/10/96.........      3,920,236
   4,000,000    Cargill Financial Services
                  Corp.,
                  5.44%, 12/27/96.........      3,910,542
   4,000,000    Cargill Financial Services
                  Corp.,
                  5.24%, 2/3/97...........      3,887,987
   6,000,000    CIT Group Holdings, Inc.,
                  5.47%, 11/21/96.........      5,897,893
  18,000,000    General Electric Capital
                  Corp.,
                  5.33%*, 8/5/96**........     18,000,000
   1,500,000    National Rural Utilities
                  Corp.,
                  5.40%, 8/26/96..........      1,494,375
   4,000,000    National Rural Utilities
                  Corp.,
                  5.37%, 9/24/96..........      3,967,780
   4,000,000    National Rural Utilities
                  Corp.,
                  5.43%, 10/30/96.........      3,945,700

                                   Continued

QUALIVEST FUNDS
MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
----------      --------------------------   -------------
COMMERCIAL PAPER, CONTINUED:
Financial Services, Continued:
$  5,000,000    National Rural Utilities
                  Corp.,
                  5.43%, 11/8/96..........   $  4,925,338
  13,000,000    Transamerica Financial
                  Corp.,
                  5.45%*, 8/6/96**........     13,000,000
   4,000,000    Transamerica Financial
                  Corp.,
                  5.47%, 11/18/96.........      3,933,752
   4,000,000    Transamerica Financial
                  Corp.,
                  5.36%, 12/4/96..........      3,925,556
                                             ------------
                                               78,715,670
                                             ------------
Food Products (1.2%):
   5,300,000    Heinz Co.,
                  5.33%, 8/29/96..........      5,278,029
                                             ------------
Insurance (13.7%):
   4,000,000    John Hancock Capital
                  Corp.,
                  5.30%, 1/9/97...........      3,905,189
   5,000,000    Marsh & McLennan
                  Companies, Inc., 4.95%,
                  8/14/96.................      4,991,063
   4,000,000    Marsh & McLennan
                  Companies, Inc., 5.01%,
                  11/26/96................      3,934,870
   4,000,000    Marsh & McLennan
                  Companies, Inc., 5.52%,
                  12/9/96.................      3,920,267
   4,000,000    Marsh & McLennan
                  Companies, Inc., 5.48%,
                  12/17/96................      3,915,973
   5,000,000    Metropolitan Life Funding,
                  Inc.,
                  5.35%, 9/20/96..........      4,962,847
   6,000,000    Prudential Funding,
                  5.28%, 10/22/96.........      5,927,840
   5,000,000    SAFECO Credit Co.,
                  5.27%, 8/5/96...........      4,997,072
   4,000,000    SAFECO Credit Co.,
                  5.39%, 10/3/96..........      3,962,270
   4,000,000    SAFECO Credit Co.,
                  5.41%, 10/29/96.........      3,946,501
   5,000,000    SAFECO Credit Co.,
                  5.42%, 10/31/96.........      4,931,497
   4,000,000    USAA Capital Corp.,
                  5.29%, 8/15/96..........      3,991,771
   4,000,000    USAA Capital Corp.,
                  4.96%, 9/5/96...........      3,980,711
   4,000,000    USAA Capital Corp.,
                  5.36%, 10/2/96..........      3,963,076
                                             ------------
                                               61,330,947
                                             ------------

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
-------------   --------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Leasing (4.5%):
$  4,000,000    International Lease
                  Financial Corp., 5.30%,
                  8/2/96..................   $  3,999,411
   4,000,000    International Lease
                  Financial Corp., 5.28%,
                  8/12/96.................      3,993,547
   4,000,000    International Lease
                  Financial Corp., 5.29%,
                  8/19/96.................      3,989,420
   4,000,000    International Lease
                  Financial Corp., 5.27%,
                  9/16/96.................      3,973,065
   4,000,000    International Lease
                  Financial Corp., 5.37%,
                  9/19/96.................      3,970,763
                                             ------------
                                               19,926,206
                                             ------------
Office Equipment & Services (0.9%):
   4,000,000    Pitney Bowes,
                  5.29%, 9/11/96..........      3,975,901
                                             ------------
Pharmaceuticals (0.9%):
   4,000,000    Schering Corp.,
                  5.25%, 8/13/96..........      3,993,000
                                             ------------
Printing & Publishing (1.8%):
   4,000,000    McGraw Hill, Inc.,
                  5.28%, 10/10/96.........      3,958,933
   4,000,000    McGraw Hill, Inc.,
                  5.42%, 10/15/96.........      3,954,833
                                             ------------
                                                7,913,766
                                             ------------
Security Brokers & Dealers (2.9%):
   5,000,000    Merrill Lynch & Co., Inc.,
                  5.42%, 10/8/96..........      4,948,811
   4,000,000    Merrill Lynch & Co., Inc.,
                  5.29%, 10/24/96.........      3,950,627
   4,000,000    Merrill Lynch & Co., Inc.,
                  5.28%, 11/13/96.........      3,938,986
                                             ------------
                                               12,838,424
                                             ------------
Telecommunications (6.2%):
   4,000,000    Ameritech Capital Funding
                  Corp., 5.27%, 8/26/96...      3,985,361
   4,000,000    Ameritech Capital Funding
                  Corp., 5.16%, 9/26/96...      3,967,893
   4,000,000    AT&T Corp.,
                  5.18%, 5/29/96..........      4,000,000
   4,000,000    AT&T Corp.,
                  5.18%, 8/28/96..........      3,984,460
   4,000,000    AT&T Corp.,
                  5.25%, 8/30/96..........      3,983,083

                                   Continued

QUALIVEST FUNDS
MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
-------------   --------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Telecommunications, Continued:
$  8,000,000    AT&T Corp.,
                  5.15%, 9/23/96..........   $  7,939,345
                                             ------------
                                               27,860,142
                                             ------------
Transportation & Shipping (6.1%):
  11,000,000    Paccar Leasing,
                  5.55%*, 8/19/96**.......     11,000,000
   4,000,000    United Parcel Service,
                  4.80%, 8/21/96..........      3,989,333
   4,000,000    United Parcel Service,
                  4.90%, 9/3/96...........      3,982,033
   4,000,000    United Parcel Service,
                  5.34%, 10/1/96..........      3,963,807
   4,000,000    United Parcel Service,
                  5.22%, 10/17/96.........      3,955,340
                                             ------------
                                               26,890,513
                                             ------------
    Total Commercial Paper                    354,675,385
                                             ------------
FUNDING AGREEMENTS (2.9%):
Insurance
   3,000,000    Commonwealth Life
                  Insurance Funding
                  Agreement,
                  5.68%*, 8/1/96**........      3,000,000
  10,000,000    Sun Life Insurance Co. of
                  America, 5.61%*,
                  8/6/96**................     10,000,000
                                             ------------
    Total Funding Agreements                   13,000,000
                                             ------------

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
U.S. GOVERNMENT AGENCIES (5.3%):
$  6,000,000    Federal Farm Credit Bank,
                  5.10%, 9/10/96..........   $  5,966,000
   5,000,000    Federal Home Loan Bank,
                  4.25%, 9/9/96...........      4,993,535
   4,000,000    Federal National Mortgage
                  Assoc., 5.47%,
                  10/11/96................      3,957,400
   5,000,000    Federal National Mortgage
                  Assoc., 5.35%,
                  10/21/96................      4,939,144
   4,000,000    Federal National Mortgage
                  Assoc., 5.54%,
                  10/22/96................      3,950,709
                                             ------------
    Total U.S. Government Agencies             23,806,788
                                             ------------
    Total Investments, at amortized cost      391,482,173
                                             ------------
REPURCHASE AGREEMENTS (12.7%):
  56,643,969    Merrill Lynch,
                  5.59%, 8/1/96,
                  (Collateralized by U.S.
                  Treasury Strips,
                  5.90%-6.31%,
                  11/15/97-5/15/99, market
                  value $64,824,259)......     56,643,969
                                             ------------
    Total Repurchase Agreements                56,643,969
                                             ------------
    Total (Cost--$448,126,142)(a)            $448,126,142
                                             ============

---------

Percentages are based on net assets of $446,644,515.

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.

 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.

                       See notes to financial statements.

QUALIVEST FUNDS
U.S. TREASURY MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY              AMORTIZED
  AMOUNT              DESCRIPTION                COST
----------    ----------------------------   ------------
U.S. TREASURY BILLS (66.0%):
$3,000,000    8/1/96......................   $  3,000,000
 4,000,000    8/8/96......................      3,996,088
 5,000,000    8/22/96.....................      4,985,738
 5,000,000    8/29/96.....................      4,980,318
 3,000,000    9/5/96......................      2,985,402
 6,000,000    9/12/96.....................      5,965,023
 8,000,000    9/19/96.....................      7,945,487
 5,000,000    9/26/96.....................      4,961,111
 3,000,000    10/3/96.....................      2,973,278
 8,000,000    10/10/96....................      7,920,706
 5,000,000    10/17/96....................      4,945,694
 5,000,000    10/24/96....................      4,940,512
 4,000,000    11/7/96.....................      3,944,467
 6,000,000    11/21/96....................      5,903,073
 6,000,000    12/12/96....................      5,883,015
 6,000,000    12/19/96....................      5,877,383
                                             ------------
    Total U.S. Treasury Bills                  81,207,295
                                             ------------

  SHARES
    OR
PRINCIPAL               SECURITY              AMORTIZED
  AMOUNT              DESCRIPTION                COST
----------    ----------------------------   ------------
U.S. TREASURY NOTES (33.4%):
$6,000,000    4.38%, 8/15/96..............   $  5,998,151
 5,000,000    6.25%, 8/31/96..............      5,001,890
 5,000,000    7.25%, 8/31/96..............      5,008,057
 4,000,000    7.00%, 9/30/96..............      4,011,843
 2,000,000    8.00%, 10/15/96.............      2,010,063
 5,000,000    6.88%, 10/31/96.............      5,017,596
 6,000,000    4.38%, 11/15/96.............      5,982,036
 5,000,000    7.25%, 11/30/96.............      5,026,956
 3,000,000    7.50%, 1/31/97..............      3,027,089
                                             ------------
    Total U.S. Treasury Notes                  41,083,681
                                             ------------
INVESTMENT COMPANIES (0.6%):
   774,532    Dreyfus Treasury Prime Cash
                Management, Class A.......        774,532
                                             ------------
    Total Investment Companies                    774,532
                                             ------------
    Total (Cost--$123,065,508)(a)            $123,065,508
                                              ===========

---------

Percentages indicated are based on net assets of $123,304,386.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

QUALIVEST FUNDS
TAX-FREE MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL                                             SECURITY                                             AMORTIZED
  AMOUNT                                             DESCRIPTION                                             COST
----------    -----------------------------------------------------------------------------------------   -----------
MUNICIPAL BONDS (87.4%):
Alaska (4.4%):
$1,500,000    Alaska Housing Finance Corp., Series C, 3.65%*, 6/1/26**.................................   $ 1,500,000
                                                                                                          ------------
Florida (4.2%):
 1,400,000    Florida Housing Finance Agency, Series EE, 3.75%*, 9/1/08**..............................     1,400,000
                                                                                                          ------------
Illinois (6.8%):
 1,000,000    Illinois Development Finance Authority, PCR, 3.60%*, 11/1/28, LOC: Canadian Imperial
                Bank...................................................................................     1,000,000
 1,300,000    O'Hare International Airport, 3.60%*, 1/1/15**, LOC; Societe Gerenale....................     1,300,000
                                                                                                          ------------
                                                                                                            2,300,000
                                                                                                          ------------
Indiana (2.9%):
 1,000,000    Indiana Health Facility Finance Authority, 3.55%*, 11/1/20**, LOC: NBD Bank..............     1,000,000
                                                                                                          ------------
Maryland (4.4%):
 1,500,000    Montgomery County Housing Opportunity, Issue I, 3.85%*, 11/1/20**........................     1,500,000
                                                                                                          ------------
Massachusetts (4.4%):
 1,500,000    Massachusetts Bay General Transportation Authority System--1984 A, 3.05%*, 9/1/14**......     1,500,000
                                                                                                          ------------
Michigan (3.0%):
 1,000,000    City of Detroit School District, 4.50%, 5/1/97...........................................     1,003,984
                                                                                                          ------------
Missouri (7.9%):
 1,500,000    Columbia Missouri, 3.65%*, 6/1/08**, LOC; Toronto Dominion Bank..........................     1,500,000
 1,200,000    Health & Education Facilities Authority, Washington University, 3.60%*, 9/1/30**.........     1,200,000
                                                                                                          ------------
                                                                                                            2,700,000
                                                                                                          ------------
Nebraska (2.9%):
 1,000,000    Nebraska Educational Facility Authority, 3.75%*, 12/1/00**, FGIC.........................     1,000,000
                                                                                                          ------------
Nevada (2.9%):
 1,000,000    Clark County Nevada Airport Improvement, Series A, 3.55%*, 7/1/12**, MBIA................     1,000,000
                                                                                                          ------------
North Carolina (3.0%):
 1,000,000    North Carolina Eastern Municipal Power Agency, 7.50%, 1/1/15**...........................     1,037,028
                                                                                                          ------------
Oklahoma (3.8%):
 1,300,000    Garfield County, Industrial Authority, PCR, Oklahoma Gas & Electric Company, Project A,
                3.60%*, 1/1/25**.......................................................................     1,300,000
                                                                                                          ------------
Oregon (21.1%):
 1,400,000    Franciscan Health Systems, 3.60%*, 12/1/24**, LOC: Toronto Dominion Bank.................     1,400,000
   750,000    Jackson Co., Series #5, 4.50%, 6/1/97, FSA...............................................       754,220
 1,000,000    Marion County Solid Waste & Electric Revenue, 4.25%, 10/1/96, AMBAC......................     1,000,563
   295,000    Oregon State, PCR, 4.70%, 11/1/96........................................................       295,828
 1,500,000    Oregon State, Series 73, 3.50%*, 12/1/17**, LOC; Morgan Guaranty Trust...................     1,500,000
   200,000    Oregon State, 10.90%, 12/1/96............................................................       204,738
   515,000    Oregon State, 12.50%, 9/1/96.............................................................       529,162
 1,500,000    State of Oregon Health, Housing, Educational, 3.60%*, 12/1/15**, LOC; Rabobank
                Nederland..............................................................................     1,500,000
                                                                                                          ------------
                                                                                                            7,184,511
                                                                                                          ------------

                                   Continued

QUALIVEST FUNDS
TAX-FREE MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL                                             SECURITY                                             AMORTIZED
  AMOUNT                                             DESCRIPTION                                             COST
                                                                                                          ------------
MUNICIPAL BONDS, CONTINUED:
Tennessee (2.9%):
$1,000,000    Tennessee State School Building Authority, 3.55%*, 3/1/98**..............................   $ 1,000,000
                                                                                                          ------------
Texas (4.5%):
 1,000,000    Texas State, 7.10%, 8/1/97...............................................................     1,031,080
   500,000    Texas State University Utility System Revenue, 9.00%, 8/1/96.............................       500,000
                                                                                                          ------------
                                                                                                            1,531,080
                                                                                                          ------------
Virginia (4.4%):
 1,500,000    Fairfax County Industrial Development, 3.65%*, 10/1/16**.................................     1,500,000
                                                                                                          ------------
Washington (3.9%):
 1,300,000    Seattle Water System Revenue, 3.60%*, 9/1/25**, LOC; Bayerische Landesbank...............     1,300,000
                                                                                                          ------------
    Total Municipal Bonds                                                                                  29,756,603
                                                                                                          ------------
TAX FREE COMMERCIAL PAPER (7.3%):
South Carolina (4.4%):
 1,500,000    York County, PCR, 3.35%, 8/28/96**.......................................................     1,500,000
                                                                                                          ------------
Washington (2.9%):
 1,000,000    Seattle Municipal Light & Power, 3.70%, 2/4/97...........................................     1,000,000
                                                                                                          ------------
    Total Tax Free Commercial Paper                                                                         2,500,000
                                                                                                          ------------
ANTICIPATION NOTES (5.9%):
California (3.0%):
 1,000,000    County of Solano, Tax & Revenue, 4.50%, 11/1/96..........................................     1,001,574
                                                                                                          ------------
Texas (2.9%):
 1,000,000    Texas State Tax & Revenue, Series A, 4.75%, 8/30/96......................................     1,000,534
                                                                                                          ------------
    Total Anticipation Notes                                                                                2,002,108
                                                                                                          ------------

                                   Continued

QUALIVEST FUNDS
TAX-FREE MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL                                             SECURITY                                             AMORTIZED
  AMOUNT                                             DESCRIPTION                                             COST
----------    -----------------------------------------------------------------------------------------   -----------
MUNICIPAL BONDS, CONTINUED:
INVESTMENT COMPANIES (1.9%):
$  642,557    Aim Tax Free Cash Reserve, Money Market..................................................   $   642,557
                                                                                                          ------------
    Total Investment Companies                                                                                642,557
                                                                                                          ------------
    Total (Cost--$34,901,268)(a)                                                                          $34,901,268
                                                                                                          ============

---------

Percentages indicated are based on net assets of $34,038,144.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.

 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time period of less than one year.

AMBAC   AMBAC Indemnity Corporation
FGIC    Insured by Financial Guaranty Insurance Corp.
FSA     Insured by Financial Security Assurance
LOC     Letter of Credit
MBIA    Insured by Municipal Bond Insurance Association
PCR     Pollution Control Revenue

                       See notes to financial statements.

QUALIVEST FUNDS
INTERMEDIATE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
CORPORATE BONDS (24.7%):
Aerospace (0.6%):
$1,000,000    Lockheed Corp., 5.88%,
                3/15/98...................   $    990,000
                                             ------------
Automotive (1.7%):
 1,000,000    Ford Motor Credit, 5.75%,
                1/25/01...................        950,000
 1,000,000    General Motors Acceptance
                Corp., 7.25%, 5/15/03.....        996,250
   750,000    General Motors Acceptance
                Corp., 8.63%, 6/15/99.....        784,688
                                             ------------
                                                2,730,938
                                             ------------
Banking (1.9%):
 1,000,000    Bank America Corp., 7.13%,
                5/1/06....................        972,500
 1,000,000    Norwest, 6.75%, 5/12/00.....        995,000
 1,000,000    Westpac Banking, 9.13%,
                8/15/01...................      1,085,000
                                             ------------
                                                3,052,500
                                             ------------
Banking--Foreign (0.6%):
 1,000,000    Bayerishe Landesbank-NY,
                6.20%, 2/9/06.............        930,000
                                             ------------
Financial--Commercial (3.4%):
 2,428,363    Chevy Chase Auto Receivables
                Trust, 6.60%, 12/15/02....      2,434,336
 1,000,000    General Electric Capital,
                5.47%, 1/19/99............        975,000
 2,013,000    Standard Credit Card, 7.88%,
                7/23/00...................      2,071,518
                                             ------------
                                                5,480,854
                                             ------------
Financial Services (2.4%):
 1,000,000    Associates Corp. N.A.,
                6.00%, 3/15/00............        972,500
 1,000,000    Chrysler Financial Corp.,
                6.18%, 12/15/00...........        971,250
 1,000,000    Household International,
                7.25%, 5/15/06............        990,000
 1,000,000    U.S. West Capital Funding,
                6.46%, 12/2/02............        960,000
                                             ------------
                                                3,893,750
                                             ------------

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Foreign Government (1.3%):
$1,000,000    Republic of Ireland, 7.88%,
                12/1/01...................   $  1,040,000
   943,000    Victoria Public Authority,
                8.45%, 10/1/01............      1,004,295
                                             ------------
                                                2,044,295
                                             ------------
Insurance (1.9%):
 1,000,000    SAFECO Credit Corp., 7.88%,
                4/1/05....................      1,017,500
 1,000,000    St. Paul Cos., 9.38%,
                6/15/97...................      1,030,410
   943,000    Travelers, 7.75%, 6/15/99...        966,575
                                             ------------
                                                3,014,485
                                             ------------
Manufacturing--Consumer Goods (0.6%):
 1,000,000    VF Corp., 7.60%, 4/1/4......        996,250
                                             ------------
Natural Gas Transmission & Distribution
  (1.3%):
 1,000,000    Enron, 7.63%, 9/10/04.......      1,017,500
 1,000,000    Pacific Gas Transmission,
                6.64%, 7/5/00.............        986,250
                                             ------------
                                                2,003,750
                                             ------------
Oil & Gas Exploration & Production Services (2.6%):
 1,000,000    Baker Hughes, Inc., 7.63%,
                2/15/99...................      1,015,000
 1,000,000    Occidental Petroleum, 5.84%,
                11/9/98...................        981,250
 1,000,000    Shell Oil Co., 6.63%,
                7/1/99....................        998,750
 1,000,000    Union Oil of California,
                8.75%, 8/15/01............      1,071,250
                                             ------------
                                                4,066,250
                                             ------------
Pharmaceuticals (0.6%):
 1,000,000    Johnson & Johnson, 8.00%,
                9/1/98....................      1,001,250
                                             ------------
Railroads (0.6%):
 1,000,000    Union Pacific Co., 6.13%,
                1/15/04...................        926,250
                                             ------------
Retail Stores (1.9%):
 1,000,000    Price/Costco, Inc., 7.13%,
                6/15/05...................        972,500
 1,000,000    Sears, 6.69%, 4/30/01.......        985,000
 1,000,000    Wal-Mart Stores, 6.75%,
                5/15/02...................        990,000
                                             ------------
                                                2,947,500
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Utilities--Electric (2.6%):
$1,057,000    Consolidated Edison, 6.38%,
                4/1/03....................   $  1,013,399
 1,000,000    National Rural Utilities,
                8.50%, 2/15/98............      1,027,500
 1,000,000    PacifiCorp, 6.75%, 4/1/05...        961,250
 1,057,000    Public Service Electric &
                Gas, 7.63%, 2/1/00........      1,078,140
                                             ------------
                                                4,080,289
                                             ------------
Utilities--Telephone (0.7%):
 1,000,000    Nippon Telephone, 9.50%,
                7/27/98...................      1,056,250
                                             ------------
                     Total Corporate Bonds     39,214,611
                                             ------------
U.S. GOVERNMENT AGENCIES (10.6%):
Federal Farm Credit Bank:
   943,000    11.90%, 10/20/97............      1,006,700
Federal Home Loan Mortgage Corp.:
 1,000,000    7.13%, 7/21/99..............      1,014,450
 1,000,000    7.12%, 3/27/06..............        974,820
 3,281,904    7.00%, 6/1/10, Pool
                #E20184...................      3,237,303
Federal National Mortgage Assoc.:
   500,000    8.80%, 7/25/97..............        513,165
 2,800,000    8.40%, 10/25/04.............      2,879,464
 1,000,000    8.50%, 2/1/05...............      1,039,890
 2,000,000    6.06%, 2/3/06...............      1,818,100
 1,708,987    7.00%, 3/1/09, Pool
                #269841...................      1,687,351
   688,147    7.00%, 6/1/10, Pool
                #303357...................        678,589
Private Export Funding Corp.:
 1,000,000    5.75%, 4/30/98, Pool
                #303357...................        991,250
Student Loan Marketing Assoc.:
   943,000    7.72%, 1/25/99..............        967,074
                                             ------------
            Total U.S. Government Agencies     16,808,156
                                             ------------
U.S. TREASURY NOTES (57.9%):
 7,660,000    5.75%, 10/31/97.............      7,637,326
 5,600,000    7.38%, 11/15/97.............      5,690,552

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. TREASURY NOTES, CONTINUED:
$8,000,000    6.13%, 5/15/98..............   $  7,991,600
 6,116,000    5.13%, 11/30/98.............      5,964,446
 5,747,000    6.38%, 1/15/99..............      5,756,425
 7,216,000    7.13%, 9/30/99..............      7,354,475
 5,309,000    7.75%, 12/31/99.............      5,517,113
 8,500,000    6.88%, 3/31/00..............      8,604,125
 8,300,000    6.13%, 7/31/00..............      8,183,219
 2,950,000    5.75%, 10/31/00.............      2,864,448
 3,700,000    8.00%, 5/15/01..............      3,916,191
 6,215,000    7.50%, 11/15/01.............      6,459,311
 5,772,000    6.38%, 8/15/02..............      5,698,580
 5,000,000    5.88%, 2/15/04..............      4,752,800
   700,000    7.25%, 5/15/04..............        722,092
 3,500,000    7.50%, 2/15/05..............      3,663,625
 1,200,000    6.50%, 8/15/05..............      1,177,536
                                             ------------
                 Total U.S. Treasury Notes     91,953,864
                                             ------------
               Total Investments, at value    147,976,631
                                             ------------
REPURCHASE AGREEMENTS (3.5%):
5,515,944..   Merrill Lynch, 5.59%,
              8/1/96, (Collateralized by
                U.S. Treasury Strips,
                6.31%, 5/15/99, market
                value $5,640,506).........      5,515,944
                                             ------------
               Total Repurchase Agreements      5,515,944
                                             ------------
             Total (Cost--$154,606,465)(a)   $153,492,575
                                              ===========

---------

Percentages are based on net assets of $158,869,868

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $4,334. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation...   $ 1,032,762
               Unrealized depreciation...    (2,150,986)
                                             ----------
               Net unrealized
                 depreciation............   $(1,118,224)
                                             ==========

                       See notes to financial statements.

QUALIVEST FUNDS
DIVERSIFIED BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
CORPORATE BONDS (12.4%):
Automotive (0.5%):
$1,000,000    Ford Motor Credit, 5.75%,
                1/25/01...................   $    950,000
                                             ------------
Banking (0.6%):
 1,000,000    Westpac Banking, 9.13%,
                8/15/01...................      1,085,000
                                             ------------
Beverages (1.0%):
 1,000,000    Anheuser-Busch, 7.00%,
                12/1/25...................        917,500
 1,000,000    PepsiCo, Inc., 6.80%,
                5/15/00...................        997,500
                                             ------------
                                                1,915,000
                                             ------------
Financial Services (2.6%):
 1,000,000    Associates Corp. N.A.,
                6.75%, 7/15/97............      1,004,810
 1,000,000    Commercial Credit Co.,
                6.38%, 9/15/02............        963,750
 1,000,000    General Electric Capital,
                5.47%, 1/19/99............        975,000
 1,000,000    Government National Mortgage
                Assoc., 7.00%, 9/15/02....        990,000
 1,000,000    Norwest Financial, 6.25%,
                12/15/07..................        911,250
                                             ------------
                                                4,844,810
                                             ------------
Forest Products (0.5%):
 1,000,000    Weyerhauser Co., 7.25%,
                7/1/13....................        968,750
                                             ------------
Health Care Products (0.6%):
 1,000,000    Johnson & Johnson, 8.25%,
                11/9/04...................      1,057,500
                                             ------------
Insurance (0.6%):
 1,000,000    Safeco Credit Corp., 7.88%,
                4/1/05....................      1,017,500
                                             ------------
Manufacturing--Consumer Goods (0.5%):
 1,000,000    VF Corp., 7.60%, 4/1/4......        996,250
                                             ------------
Railroads (0.5%):
   989,767    Conrail, Inc., 6.76%,
                5/25/15...................        962,548
                                             ------------
Retail Stores (1.1%):
 1,000,000    Price/Costco, Inc., 7.13%,
                6/15/05...................        972,500
 1,000,000    Wal-Mart Stores, 6.75%,
                5/15/02...................        990,000
                                             ------------
                                                1,962,500
                                             ------------

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Telecommunications (1.2%):
$1,250,000    AirTouch Communications,
                7.50%, 7/15/06............   $  1,250,000
 1,000,000    U.S. West Communications,
                7.50%, 6/15/23............        935,000
                                             ------------
                                                2,185,000
                                             ------------
Utility--Electric (1.6%):
 1,000,000    Consolidate Edison, 6.50%,
                2/1/01....................        980,000
 1,000,000    Pacific Gas Transmission,
                7.10%, 6/1/05.............        971,250
 1,000,000    PacifiCorp., 6.75%,
                4/1/05....................        961,250
                                             ------------
                                                2,912,500
                                             ------------
Utility--Oil & Gas (1.1%):
 1,000,000    Enron Corp., 7.13%,
                5/15/07...................        978,750
 1,000,000    Occidental Petroleum, 6.39%,
                11/9/00...................        972,500
                                             ------------
                                                1,951,250
                                             ------------
    Total Corporate Bonds                      22,808,608
                                             ------------
MORTGAGE PASS THROUGH (18.6%):
Federal Home Loan Mortgage Corp.:
 3,048,146    Pool #190255, 6.50%,
                2/1/09....................      2,956,580
 2,100,491    Pool #D25558, 7.50%,
                10/1/22...................      2,077,742
 3,020,106    Pool #C00209, 7.50%,
                2/1/23....................      2,986,734
 4,691,570    Pool #G002388, 8.50%,
                6/1/24....................      4,797,881
                                             ------------
                                               12,818,937
                                             ------------
Federal National Mortgage Association:
 3,578,000    Pool #303408, 6.50%,
                6/1/10....................      3,462,288
   526,122    Pool #250630, 7.50%,
                5/16/11...................        527,595
   173,187    Pool #303057, 7.50%,
                5/16/11...................        173,664
   290,336    Pool #303617, 7.50%,
                5/16/11...................        291,957
   502,601    Pool #321105, 7.50%,
                5/16/11...................        503,988
   190,119    Pool #328949, 7.50%,
                5/16/11...................        190,645
   400,715    Pool #331801, 7.50%,
                5/16/11...................        401,837
   108,831    Pool #333734, 7.50%,
                5/16/11...................        109,136
   410,958    Pool #345518, 7.50%,
                5/16/11...................        412,112
   360,238    Pool #346728, 7.50%,
                5/16/11...................        354,503
                                             ------------
                                                6,427,725
                                             ------------

                                   Continued

QUALIVEST FUNDS
DIVERSIFIED BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
MORTGAGE PASS THROUGH, CONTINUED:
Government National Mortgage Assoc.:
$  533,056    Pool #332377, 7.00%,
                10/15/07..................   $    527,747
   357,278    Pool #337178, 7.00%,
                10/15/07..................        353,939
   194,712    Pool #360174, 7.00%,
                5/15/08...................        192,880
   699,765    Pool #350688, 7.00%,
                7/15/08...................        692,858
   879,705    Pool #386559, 7.00%,
                6/15/09...................        870,090
 4,916,131    Pool #303790, 8.50%,
                3/15/22...................      5,032,201
 3,765,425    Pool #353131, 7.00%,
                7/15/23...................      3,616,465
 1,987,834    Pool #337540, 7.00%,
                8/15/23...................      1,900,867
 1,865,158    Pool #354790, 6.50%,
                4/15/24...................      1,731,668
                                             ------------
                                               14,918,715
                                             ------------
    Total Mortgage Pass Through                34,165,377
                                             ------------
U.S. GOVERNMENT AGENCIES (8.0%):
Federal Farm Credit Banks:
 1,000,000    7.06%, 5/24/10..............        987,320
                                             ------------
Federal National Mortgage Association:
 1,000,000    7.05%, 11/12/02.............      1,009,670
 2,000,000    6.44%, 6/21/05..............      1,912,620
 2,000,000    6.54%, 10/3/05..............      1,923,960
 1,000,000    6.50%, 1/13/11..............        925,470
 2,000,000    7.25%, 3/21/11..............      1,956,720
 2,900,218    8.00%, 3/1/23...............      2,916,459
 2,550,415    7.50%, 4/1/26...............      2,509,838
   473,806    7.50%, 5/1/26...............        466,258
                                             ------------
                                               13,620,995
                                             ------------
    Total U.S. Government Agencies             14,608,315
                                             ------------
U.S. TREASURY NOTES (46.1%):
 4,500,000    6.75%, 5/31/97..............      4,532,715
 6,000,000    5.63%, 1/31/98..............      5,959,620

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. TREASURY NOTES, CONTINUED:
$9,500,000    5.13%, 11/30/98.............   $  9,264,590
 8,500,000    6.50%, 4/30/99..............      8,528,390
 8,350,000    7.13%, 9/30/99..............      8,510,237
 9,000,000    6.75%, 4/30/00..............      9,072,450
 6,000,000    6.13%, 7/31/00..............      5,915,580
 7,000,000    7.50%, 11/15/01.............      7,275,170
 3,100,000    7.50%, 5/15/02..............      3,231,563
 8,300,000    6.38%, 8/15/02..............      8,194,425
 5,000,000    6.25%, 2/15/03..............      4,891,900
 5,000,000    5.88%, 2/15/04..............      4,752,800
 4,250,000    7.50%, 2/15/05..............      4,448,687
                                             ------------
    Total U.S. Treasury Notes                  84,578,127
                                             ------------
U.S. TREASURY BONDS (12.0%):
 8,450,000    7.25%, 5/15/16..............      8,603,959
 9,000,000    7.25%, 8/15/22..............      9,174,780
 4,800,000    6.25%, 8/15/23..............      4,325,040
                                             ------------
    Total U.S. Treasury Bonds                  22,103,779
                                             ------------
    Total Investments, at value               178,264,206
                                             ------------
REPURCHASE AGREEMENTS (1.4%):
 2,531,965    Merrill Lynch, 5.59%, Open
                Repurchase Agreement
                (Collateralized by U.S.
                Treasury Strips, 6.39%,
                11/15/99, market value
                $2,531,388)...............      2,531,965
                                             ------------
    Total Repurchase Agreements                 2,531,965
                                             ------------
    Total (Cost--$184,615,110)(a)            $180,796,171
                                             ------------

---------

Percentages are based on net assets of $183,577,583.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation...   $   475,495
               Unrealized depreciation...    (4,294,434)
                                            -----------
               Net unrealized
                 depreciation............   $(3,818,939)
                                             ==========

                       See notes to financial statements.

THE QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS (93.2%):
Apparel (0.4%):
    121,900    Sirena Apparel Group,
                 Inc.(b)..................   $    289,512
    125,700    Tarrant Apparel Group(b)...      1,005,600
                                             ------------
                                                1,295,112
                                             ------------
Automotive Parts (2.0%):
     53,000    Bonded Motors, Inc.(b).....        417,375
     63,800    Edelbrock Corp.(b).........        972,950
    132,600    Excel Industries, Inc. ....      2,038,725
     74,140    Supreme Industries,
                 Inc.(b)..................        491,178
    106,600    Walbro Corp. ..............      2,103,684
                                             ------------
                                                6,023,912
                                             ------------
Banking (2.4%):
    157,300    City National Corp. .......      2,438,150
    156,000    First Rep Bancorp,
                 Inc.(b)..................      1,989,000
     94,600    Onbank, Inc. ..............      3,098,150
                                             ------------
                                                7,525,300
                                             ------------
Beverages (0.5%):
     79,600    Nor Wester Brewing,
                 Inc.(b)..................        298,500
     90,600    Pepsi-Cola Puerto Rico
                 Bottling Co. ............        566,250
     34,800    Suiza Foods Corp.(b).......        565,500
                                             ------------
                                                1,430,250
                                             ------------
Building Materials (0.9%):
     45,800    Centex Construction
                 Products.................        624,025
     68,600    Dayton Superior Corp.(b)...        883,225
     65,800    Simpson Manufacturing
                 Co.(b)...................      1,348,900
                                             ------------
                                                2,856,150
                                             ------------
Chemicals-- Specialty (0.8%):
     22,300    AT Plastics, Inc. .........        213,244
     43,500    Cambrex Corp. .............      1,337,625
     93,700    Chemi-Trol Chemical Co. ...        890,150
                                             ------------
                                                2,441,019
                                             ------------
Commercial Services (0.2%):
     51,000    Coinmach(b)................        694,875
                                             ------------
Computers & Peripherals (5.0%):
    800,800    Applied Magnetics
                 Corp.(b).................      9,309,300
    270,100    Concurrent Computer
                 Corp.(b).................        303,863

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Computers & Peripherals, Continued:
    268,900    Gandalf Technologies,
                 Inc.(b)..................   $  1,512,562
     62,200    National Computer Systems,
                 Inc. ....................      1,259,550
     54,700    Proxima Corp.(b)...........        601,700
     75,100    Sequent Computer Systems,
                 Inc.(b)..................        835,488
    420,200    Zycad Corp.(b).............      1,654,537
                                             ------------
                                               15,477,000
                                             ------------
Construction (0.5%):
     75,100    Continental Homes Holding
                 Corp. ...................      1,436,287
                                             ------------
Consumer Goods (0.4%):
     94,800    A.T. Cross Co. ............      1,267,950
                                             ------------
Consumer Services (0.8%):
     92,500    Matthews International
                 Corp., Class A...........      2,566,875
                                             ------------
Containers--Metal, Glass, Paper, Plastic (1.3%):
    100,200    Brockway Standard(b).......      1,728,450
     85,800    Libbey, Inc. ..............      2,262,975
                                             ------------
                                                3,991,425
                                             ------------
Drug Stores (0.7%):
    558,600    Drug Emporium, Inc.(b).....      2,234,400
                                             ------------
Educational Services (0.9%):
    107,900    Computer Learning
                 Center(b)................      2,670,525
                                             ------------
Electrical Equipment (2.6%):
    128,400    AFC Cable Systems,
                 Inc.(b)..................      2,054,400
     49,800    Exide Electronics Group,
                 Inc.(b)..................        485,550
    270,900    Magnetek(b)................      2,540,030
     66,200    Scotsman Industries,
                 Inc. ....................      1,315,725
     90,900    Thomas Industries, Inc. ...      1,579,387
                                             ------------
                                                7,975,092
                                             ------------
Electronic Computing (1.1%):
     69,100    Continental Circuits
                 Corp.(b).................        712,594
    209,600    Electrostar, Inc.(b).......      2,200,800
     67,100    Praegitzer Industries,
                 Inc.(b)..................        612,288
                                             ------------
                                                3,525,682
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Electronic Computing Equipment (0.1%):
     62,900    Benchmarq Microelectronics,
                 Inc.(b)..................   $    456,025
                                             ------------
Electronic & Electrical--General (2.6%):
    144,300    FEI Co.(b).................      1,262,625
    103,500    IEC Electronics Corp.(b)...        698,625
    284,700    Moog, Inc., Class A(b).....      5,978,700
                                             ------------
                                                7,939,950
                                             ------------
Energy (0.7%):
    121,100    Trigen Energy Corp. .......      2,240,350
                                             ------------
Engineering, Industrial Construction (0.6%):
    134,400    Guy F. Atkinson Co.,
                 California(b)............      1,780,800
                                             ------------
Environmental Control (4.1%):
  1,344,100    Air & Water Technologies,
                 Class A(b)...............      8,736,650
    661,600    Catalytica, Inc.(b)........      2,563,700
    323,900    Envirosource, Inc.(b)......      1,255,112
                                             ------------
                                               12,555,462
                                             ------------
Financial Services (1.1%):
     90,200    Dignity Partners,
                 Inc.(b)..................        315,700
     58,600    Medallion Financial
                 Corp.(b).................        626,288
    160,400    Rockford Industries,
                 Inc.(b)..................      2,345,850
                                             ------------
                                                3,287,838
                                             ------------
Food Distributors & Wholesalers (1.3%):
     99,200    Quality Food Centers,
                 Inc.(b)..................      2,864,400
     77,300    Rykoff Sexton, Inc.........      1,227,907
                                             ------------
                                                4,092,307
                                             ------------
Food Processing & Packaging (0.1%):
     77,000    Stokely USA, Inc.(b).......        202,125
                                             ------------
Foreign (0.1%):
      1,652    Computer 2000 AG...........        377,215
                                             ------------
Forest Products--Lumber, Paper (0.4%):
    179,200    Merfin Hygienic Products,
                 Inc.(b)..................        730,419
     38,900    Specialty Paperboard,
                 Inc.(b)..................        544,600
                                             ------------
                                                1,275,019
                                             ------------
Furniture (0.2%):
     40,500    Stanley Furniture Co.,
                 Inc.(b)..................        521,437
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Health Care (1.2%):
    120,600    Theratx, Inc.(b)...........   $  2,065,275
    125,100    Unison Healthcare
                 Corp.(b).................      1,563,750
                                             ------------
                                                3,629,025
                                             ------------
Heavy Machinery--Industrial, Farm, Construction (0.9%):
    157,000    Park-Ohio Industries,
                 Inc.(b)..................      2,629,750
                                             ------------
Insurance--Broker (0.4%):
     41,600    Acordia, Inc. .............      1,279,200
                                             ------------
Insurance--Life (2.9%):
     80,000    Amvestors Financial
                 Corp. ...................      1,120,000
    324,696    Pioneer Financial Services,
                 Inc. ....................      5,073,375
    107,100    Security-Connecticut
                 Corp. ...................      2,824,763
                                             ------------
                                                9,018,138
                                             ------------
Insurance--Property, Casualty, Health & Other (9.8%):
     83,800    Acmat Corp.(b).............        995,125
    213,500    American Eagle Group,
                 Inc......................        907,375
     88,200    Chandler Insurance
                 Company, Ltd.(b).........        529,200
    100,600    Delphi Financial
                 Group(b).................      2,728,775
    144,900    Enhanced Financial Services
                 Group, Inc. .............      4,218,171
     21,600    Farm Family Holdings,
                 Inc.(b)..................        378,000
    288,310    Fremont General Corp. .....      7,207,750
    136,100    John Alden Financial
                 Corp. ...................      2,739,013
    122,000    Lasalle Re Holdings,
                 Ltd. ....................      2,746,450
     52,512    Orion Capital Corp. .......      2,573,088
    161,350    Penn Treaty American
                 Corp.(b).................      2,944,637
     92,000    Philadelphia Consolidated
                 Holding Corp.(b).........      1,587,000
     67,400    Westbridge Capital
                 Corp.(b).................        556,050
                                             ------------
                                               30,110,634
                                             ------------
Leisure--Recreation, Gaming (0.9%):
    133,000    Cannondale Corp.(b)........      2,626,750
                                             ------------
Machine Tools (0.8%):
    166,200    Bridgeport Machines,
                 Inc.(b)..................      2,451,450
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Medical Services (0.5%):
    134,800    Diagnostic Health Services,
                 Inc.(b)..................   $    791,950
     60,300    Integra Lifesciences
                 Corp.(b).................        301,500
     75,700    Oncormed, Inc.(b)..........        321,725
                                             ------------
                                                1,415,175
                                             ------------
Medical Supplies (2.0%):
    148,114    Cardiotech International,
                 Inc.(b)..................        249,942
    294,100    Cholestech Corp.(b)........      1,360,212
    321,300    Polymedica Industries(b)...      1,606,500
    146,100    Space Labs Medical,
                 Inc.(b)..................      2,976,788
                                             ------------
                                                6,193,442
                                             ------------
Metals--Fabrication (0.7%):
     15,600    Barnes Group, Inc..........        748,800
    249,500    Foster L.B., Co.(b)........        966,813
     39,300    Greenbrier Cos., Inc.......        466,687
                                             ------------
                                                2,182,300
                                             ------------
Miscellaneous Manufacturing (1.1%):
     53,600    Bacou USA, Inc.(b).........        904,500
     64,350    Tredegar Industries,
                 Inc. ....................      2,067,244
     37,100    Whittaker Corp.(b).........        533,312
                                             ------------
                                                3,505,056
                                             ------------
Office Equipment & Supplies (0.3%):
94,200.....    AM International, Inc.(b)          164,850
81,000.....    Kentek Information
               Systems(b)                         668,250
                                             ------------
                                                  833,100
                                             ------------
Oil & Gas Production, Exploration & Services (2.3%):
    696,700    Abacan Resource Corp.(b)...      2,960,975
     34,500    Cairn Energy USA,
                 Inc.(b)..................        340,687
     67,339    Clayton Williams Energy,
                 Inc.(b)..................        530,295
    253,460    Forest Oil Corp.(b)........      3,326,662
                                             ------------
                                                7,158,619
                                             ------------
Pharmaceuticals (0.2%):
     44,800    Roberts Pharmaceutical
                 Corp.(b).................        700,000
      6,644    Systemed, Inc..............         37,830
                                             ------------
                                                  737,830
                                             ------------
Pollution Control Services & Equipment (0.7%):
    175,900    Heidemij N.V...............      1,802,975
     55,600    Rollins Environmental
                 Services, Inc.(b)........        159,850
     60,100    Total Containment,
                 Inc.(b)..................        165,275
                                             ------------
                                                2,128,100
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Precision Instruments & Related (0.6%):
     36,300    Tylan General, Inc.(b).....   $    417,450
    129,300    Unit Instruments,
                 Inc.(b)..................      1,389,975
                                             ------------
                                                1,807,425
                                             ------------
Printing (0.4%):
     50,000    Devon Group, Inc.(b).......      1,375,000
                                             ------------
Real Estate Investment Trusts (5.2%):
     68,200    Chelsea GCA Realty,
                 Inc. ....................      1,969,275
     91,500    Highwood Properties,
                 Inc. ....................      2,527,687
    105,900    Omega Healthcare Investors,
                 Inc. ....................      2,991,675
     60,500    RFS Hotel Investors,
                 Inc. ....................        968,000
     90,100    Shurgard Storage Centers,
                 Inc. ....................      2,128,613
    114,533    Starwood Lodging Trust.....      3,894,133
     55,100    Walden Residential
                 Properties, Inc. ........      1,163,988
     32,500    Winston Hotels, Inc. ......        369,687
                                             ------------
                                               16,013,058
                                             ------------
Retail--Specialty Stores (1.7%):
    123,600    Finlay Enterprises,
                 Inc.(b)..................      1,668,600
    139,500    Genovese Drug Stores,
                 Inc. ....................      1,377,563
     35,700    Old America Stores,
                 Inc.(b)..................        249,900
    133,400    Payless Cashways,
                 Inc.(b)..................        516,925
    157,100    Sound Advice, Inc.(b)......        235,650
    235,300    Strouds, Inc.(b)...........      1,176,500
                                             ------------
                                                5,225,138
                                             ------------
Savings & Loan Companies (3.2%):
    157,400    Astoria Financial Corp. ...      4,210,450
     14,400    Pacific Crest Capital,
                 Inc.(b)..................        122,400
    107,200    TR Financial Corp. ........      2,948,000
     83,900    Webster Financial Corp. ...      2,433,100
                                             ------------
                                                9,713,950
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Semiconductors (0.8%):
    238,100    Chips & Technologies,
                 Inc.(b)..................   $  2,440,525
      9,700    Speedfam International,
                 Inc.(b)..................        120,037
                                             ------------
                                                2,560,562
                                             ------------
Services (Non-Financial) (0.4%):
     88,600    Kinder Care Learning
                 Centers,
                 Inc.(b)..................      1,345,612
                                             ------------
Shipping (0.4%):
     84,000    Pacific Basin Bulk
                 Shipping.................      1,323,000
                                             ------------
Shoes, Leather Goods, Clothing Accessories (0.5%):
     90,200    Deckers Outdoor Corp.(b)...        665,225
     74,200    K-Swiss, Inc., Class-S.....        732,725
                                             ------------
                                                1,397,950
                                             ------------
Software & Computer Services (11.7%):
    325,400    American Software,
                 Inc.(b)..................      1,301,600
    111,805    Banctec, Inc.(b)...........      2,347,905
     34,200    BDM International,
                 Inc.(b)..................      1,786,950
    323,500    Borg-Warner Security
                 Corp.(b).................      2,830,625
    253,900    Borland International(b)...      1,904,250
     77,600    Cimatron, Ltd.(b)..........        455,900
    170,800    Cognos, Inc.(b)............      3,416,000
    168,100    Consilium, Inc.(b).........      1,008,600
    273,200    Dataflex Corp.(b)..........      1,366,000
     76,800    Datalogic(b)...............        336,000
    233,800    Fourth Shift Corp.(b)......      1,636,600
    133,000    Government Technology
                 Services(b)..............        714,875
    166,600    GSE Systems, Inc.(b).......      1,832,600
    323,300    Learmonth & Burchett
                 Management Systems(b)....      1,050,725
    214,000    Micrografx, Inc.(b)........      2,487,750
    224,500    Netrix Corp.(b)............      1,599,563
    200,200    Nimbus CD International,
                 Inc.(b)..................      2,527,525
    120,000    Pomeroy Computer
                 Resources(b).............      1,950,000
    217,600    Triad Systems Corp.(b).....      1,115,200
    215,200    Triple(b)..................      1,533,300

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Software & Computer Services, Continued:
    157,500    Tro Learning, Inc.(b)......   $  2,244,375
     76,700    Truevision, Inc.(b)........        546,488
                                             ------------
                                               35,992,831
                                             ------------
Steel (2.0%):
     52,300    Commercial Metals Co. .....      1,588,612
    105,200    Kentucky Electric Steel,
                 Inc.(b)..................        723,250
    123,700    Northwest Pipe Co.(b)......      2,211,138
    383,400    Republic Engineered Steels,
                 Inc.(b)..................      1,672,172
                                             ------------
                                                6,195,172
                                             ------------
Technology (1.2%):
     75,800    Bell & Howell Holdings
                 Co.(b)...................      2,340,325
    117,000    MacNeal-Schwendler
                 Corp. ...................        760,500
    172,700    Plasma-Therm, Inc.(b)......        636,831
                                             ------------
                                                3,737,656
                                             ------------
Telecommunications (1.5%):
    164,400    Comdial Corp.(b)...........      1,233,000
      6,000    Inter-Tel, Inc.(b).........        104,250
    275,900    Olicom.....................      3,379,775
                                             ------------
                                                4,717,025
                                             ------------
Textile Manufacturing (0.4%):
     30,500    Conso Products Co.(b)......        465,125
     53,800    Hampshire Group, Ltd.(b)...        618,700
     27,700    Oneita Industries,
                 Inc.(b)..................         83,100
                                             ------------
                                                1,166,925
                                             ------------
Transportation--Air (0.3%):
    143,200    World Airways, Inc.(b).....        859,200
                                             ------------
Transportation--Marine (0.3%):
    101,200    Anangel American
                 Shipholdings.............        986,700
     36,100    B & H Ocean Carriers,
                 Ltd.(b)..................         90,250
                                             ------------
                                                1,076,950
                                             ------------
Transportation Leasing & Trucking (1.8%):
     50,000    Simon Transportation
                 Services(b)..............        653,125
    248,700    Team Rental Group,
                 Inc.(b)..................      4,911,825
                                             ------------
                                                5,564,950
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Utilities--Electric (4.2%):
    916,020    Tuscon Electric Power
                 Co.(b)...................   $ 13,053,285
                                             ------------
    Total Common Stocks                       287,164,640
                                             ------------
CONVERTIBLE BONDS (2.0%):
Drug Stores (0.2%):
    732,000    Drug Emporium, Inc., 7.75%,
                 10/1/14..................        578,280
                                             ------------
Electrical Equipment (0.2%):
    500,000    Magnetek, Inc., 8.00%,
                 9/15/01..................        467,500
                                             ------------
Environmental Control (0.3%):
  1,057,000    Air & Water Technology,
                 8.00%, 5/15/15...........        919,590
                                             ------------
Financial Services (0.2%):
    710,000    Pioneer Financial Services,
                 6.50%, 4/1/03............        704,675
                                             ------------
Health Care (0.5%):
  1,695,000    Theratx, Inc., 8.00%,
                 2/1/02...................      1,673,813
                                             ------------
Real Estate Investment Trust (0.1%):
    381,000    Maxxim Medical, 6.75%,
                 3/1/03...................        405,765
                                             ------------
Software & Computer Services (0.5%):
  1,620,000    Recognition International,
                 7.25%, 4/15/11...........      1,478,250
                                             ------------
        Total Convertible Bond                  6,227,873
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
CORPORATE BONDS (0.4%):
Industrial Goods & Services
  1,095,000    Complete Management, Inc.,
                 8.00%, 8/15/03...........   $  1,152,487
                                             ------------
        Total Corporate Bonds                   1,152,487
                                             ------------
WARRANTS (0.4%):
Retail--Specialty Stores
        505    Sound Advice Warrants,
                 expire 6/14/99...........              0
                                             ------------
Transportation--Marine
    307,400    Nordic American Tanker
                 Shipping Warrants, expire
                 9/30/97..................      1,191,175
                                             ------------
        Total Warrants                          1,191,175
                                             ------------
        Total Investments, at value           295,736,175
                                             ------------
REPURCHASE AGREEMENTS (4.0%):
 12,249,283    Merrill Lynch, 5.59%,
                 8/1/96 (Collateralized by
                 U.S. Treasury Strips,
                 6.31%-6.42%,
                 5/15/99-8/15/99, market
                 value $11,520,664).......     12,249,283
                                             ------------
        Total Repurchase Agreements            12,249,283
                                             ------------
    Total (Cost--$271,302,019)(a)            $307,985,458
                                             ============

---------
Percentages indicated are based on net assets of $308,039,779.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $80,322. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...  $ 61,688,357
               Unrealized depreciation...   (25,085,240)
                                            -----------
               Net unrealized
                 appreciation............  $ 36,603,117
                                            ===========

(b) Non-income producing security.

                       See notes to financial statements.

QUALIVEST FUNDS
LARGE COMPANIES VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS (91.5%):
Automotive Parts (0.7%):
    37,300    A.O. Smith Corp. ...........   $    829,925
                                             ------------
Automobiles (4.2%):
   120,170    Ford Motor Co. .............      3,905,525
    22,400    General Motors..............      1,092,000
                                             ------------
                                                4,997,525
                                             ------------
Banks (6.2%):
    23,000    Citicorp....................      1,883,125
    43,000    Corestates Financial
                Corp. ....................      1,687,750
    10,400    First Union Corp. ..........        660,400
    20,700    Mellon Bank Corp. ..........      1,091,925
    10,000    NationsBank Corp. ..........        858,750
    31,000    Standard Federal
                Bancorporation............      1,209,000
                                             ------------
                                                7,390,950
                                             ------------
Beverages (0.6%):
    95,300    Cott Corp. .................        762,400
                                             ------------
Brokerage Firms & Security Dealers (0.6%):
    28,912    Bear Stearns Cos., Inc. ....        650,520
                                             ------------
Building Materials (1.5%):
    51,700    Congoleum Corp., Class
                A(b)......................        588,088
    23,500    Schuller Corp.(b)...........        205,625
    34,200    USG Corp.(b)................        914,850
                                             ------------
                                                1,708,563
                                             ------------
Chemicals (6.8%):
    25,700    Air Products & Chemicals,
                Inc. .....................      1,371,738
    47,400    Dexter Corp. ...............      1,392,375
    56,400    Ecolab Inc. ................      1,741,350
    12,000    E.I. du Pont de Nemours
                Co. ......................        969,000
    24,600    Ferro Corp. ................        661,125
    19,800    MallincKrodt Group, Inc. ...        740,025
    19,100    Praxair, Inc. ..............        732,963
    22,400    Wellman, Inc. ..............        436,800
                                             ------------
                                                8,045,376
                                             ------------
Computers & Peripherals (3.2%):
    24,300    Digital Equipment
                Corp.(b)..................        859,613
    27,039    IBM Corp. ..................      2,916,832
                                             ------------
                                                3,776,445
                                             ------------
Consumer Goods (0.8%):
    38,100    American Greetings Corp. ...        923,925
                                             ------------

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Diversified--Conglomerates, Holding Companies (1.8%):
   108,392    Hanson, PLC, ADR............   $  1,381,998
     8,400    Tenneco, Inc. ..............        413,700
    14,819    U.S. Industries, Inc.(b)....        333,427
                                             ------------
                                                2,129,125
                                             ------------
Electronic & Electrical--General (2.9%):
    16,600    General Signal Corp. .......        649,475
    29,800    Thomas & Betts Corp. .......      1,087,700
    53,600    Wyle Electronics............      1,715,200
                                             ------------
                                                3,452,375
                                             ------------
Engineering, Industrial Construction (0.3%):
    21,600    E G & G, Inc. ..............        391,500
                                             ------------
Entertainment (0.3%):
    32,100    Aztar Corp.(b)..............        316,988
                                             ------------
Financial Services (5.3%):
    43,000    Federal National Mortgage
                Assoc.....................      1,365,250
    18,900    First USA, Inc. ............        923,738
    18,500    Household International,
                Inc. .....................      1,378,250
     4,753    TransAmerica Corp. .........        328,551
    53,850    Travelers, Inc. ............      2,275,162
                                             ------------
                                                6,270,951
                                             ------------
Food Distributors (0.9%):
    23,200    Kroger Co.(b)...............        875,800
     5,900    Sysco Corp. ................        171,100
                                             ------------
                                                1,046,900
                                             ------------
Food Processing & Packaging (2.4%):
    25,300    CPC International, Inc. ....      1,691,937
    10,600    Dean Foods Co. .............        258,375
    28,500    Universal Food Corp. .......        851,437
                                             ------------
                                                2,801,749
                                             ------------
Forest Product (4.9%):
   109,900    Boise Cascade Corp. ........      3,571,750
     7,500    Chesapeake Corp. ...........        176,250
    11,600    Mead Corp. .................        635,100
    35,850    Rayonier, Inc. .............      1,375,743
                                             ------------
                                                5,758,843
                                             ------------

                                   Continued

QUALIVEST FUNDS
LARGE COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Furniture (0.7%):
    77,000    Furniture Brands
                International, Inc.(b)....   $    875,875
                                             ------------
Insurance (1.3%):
    21,600    Bankers Life Holding
                Corp......................        496,800
    26,900    Mid-Ocean Ltd...............      1,082,725
                                             ------------
                                                1,579,525
                                             ------------
Machine Tools (0.2%):
    10,400    Cincinnati Milacron, Inc....        205,400
                                             ------------
Manufacturing--Capital Goods (4.8%):
    59,000    Albany International Corp.,
                Class A...................      1,091,500
    75,800    Greenbrier Cos., Inc........        900,125
   111,200    Kennametal, Inc.............      3,447,200
     5,310    Sequa Corp., Class A(b).....        217,710
                                             ------------
                                                5,656,535
                                             ------------
Medical Services (6.5%):
    30,900    Columbia/HCA Healthcare
                Corp......................      1,583,625
    57,000    Foundation Health
                Corp.(b)..................      1,396,500
    56,000    Health Systems
                International, Inc.(b)....      1,106,000
    62,900    Ornda Healthcorp(b).........      1,446,700
   169,700    Sun Healthcare Group,
                Inc.(b)...................      2,163,675
                                             ------------
                                                7,696,500
                                             ------------
Metals (0.9%):
    29,894    Cleveland Cliffs............      1,098,605
                                             ------------
Mobile Homes & Manufactured Housing (1.8%):
    69,800    Fleetwood Enterprises,
                Inc.......................      2,120,175
                                             ------------
Office Equipment & Supplies (0.4%):
    26,600    Moore & Associates, Ltd.....        462,175
                                             ------------
Oil & Gas Exploration, Production, Services (2.4%):
    20,000    Ashland, Inc................        732,500
    21,700    Petroleum Geo Services(b)...        591,325
    33,000    Sun Company, Inc............        853,875
    38,600    Union Texas Petroleum
                Holdings, Inc.............        723,750
                                             ------------
                                                2,901,450
                                             ------------
Oil--Integrated Companies (2.7%):
     8,900    Atlantic Richfield Co.......      1,032,400
    54,800    Occidental Petroleum
                Corp......................      1,226,150
    30,011    UNOCAL Corp.................        979,109
                                             ------------
                                                3,237,659
                                             ------------
  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Oilfield Equipment & Services (1.7%):
   110,200    McDermott International,
                Inc.......................   $  1,997,375
                                             ------------
Pharmaceuticals (3.4%):
    25,400    Astra.......................      1,073,150
     7,300    Bristol-Myers Squibb Co.....        632,363
    17,000    Pharmacia & Upjohn, Inc.....        701,250
    30,000    Schering-Plough.............      1,653,750
                                             ------------
                                                4,060,513
                                             ------------
Photography (0.6%):
     9,600    Eastman Kodak Co............        716,400
                                             ------------
Precision Instruments & Related (0.5%):
    12,000    Perkin-Elmer................        627,000
                                             ------------
Publishing, Except Newspaper (0.3%):
     8,800    Reader's Digest Assoc.,
                Class B...................        333,300
                                             ------------
Railroad & Railroad Holding Companies (1.0%):
     8,900    CSX Corp....................        429,425
    11,100    Union Pacific Corp..........        760,350
                                             ------------
                                                1,189,775
                                             ------------
Real Estate Investment Trusts (1.0%):
    35,300    Meditrust Shares Beneficial
                Interest..................      1,200,200
                                             ------------
Restaurants (1.1%):
    74,000    Wendy's International.......      1,258,000
                                             ------------
Retail (2.9%):
    35,000    Dillard Department Stores,
                Inc.......................      1,098,125
    13,400    May Department Stores.......        601,325
    56,400    Rite Aid....................      1,677,900
                                             ------------
                                                3,377,350
                                             ------------
Retail--Specialty Stores (3.1%):
    42,000    Intimate Brands Inc.........        861,000
    44,386    The Limited, Inc............        854,430
   100,000    Waban Inc.(b)...............      1,900,000
                                             ------------
                                                3,615,430
                                             ------------

                                   Continued

QUALIVEST FUNDS
LARGE COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED
Semiconductors (1.5%):
    36,300    Advanced Micro Devices,
                Inc.(b)...................   $    440,137
    70,500    National Semiconductor
                Corp.(b)..................        995,813
     8,968    Texas Instruments, Inc......        387,866
                                             ------------
                                                1,823,816
                                             ------------
Software & Computer Services (0.4%):
    43,300    Intergraph Corp.(b).........        454,650
                                             ------------
Tax Return Preparation (0.2%):
    10,000    H&R Block...................        261,250
                                             ------------
Telecommunications (0.7%):
    44,000    Comsat Corp.(b).............        847,000
                                             ------------
Textile Manufacturing (0.1%):
     3,600    Springs Industries, Inc.....        164,250
                                             ------------
Tobacco & Tobacco Products (1.8%):
    20,000    Philip Morris Cos., Inc.....      2,092,500
                                             ------------
Tools & Hardware Manufacturing (0.7%):
    21,200    Black & Decker Corp.........        779,100
                                             ------------
Utilities--Electric (1.9%):
    19,900    Minnesota Power & Light.....        549,737
    32,300    Peco Energy Co..............        759,050
    40,200    Houston Industries, Inc.....        909,525
                                             ------------
                                                2,218,312
                                             ------------
  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED
Utilities--Natural Gas (0.9%):
    34,700    Panenergy Corp..............   $  1,101,725
                                             ------------
Utilities--Telecommunications (1.8%):
    21,000    AT&T Corp.(b)...............      1,094,625
    21,200    SBC Communications, Inc.....      1,036,150
                                             ------------
                                                2,130,775
                                             ------------
Utilities--Telephones (0.8%):
    38,200    Tele Danmark A/S ADR........        892,925
                                             ------------
    Total Common Stocks                       108,229,605
                                             ------------
CONVERTIBLE PREFERRED STOCKS (0.2%):
Tobacco & Tobacco Products (0.2%):
    31,000    RJR Nabisco.................        189,875
                                             ------------
    Total Convertible Preferred Stocks            189,875
                                             ------------
    Total Investments, at value               108,419,480
                                             ------------
REPURCHASE AGREEMENTS (8.2%):
$9,703,655    Merrill Lynch, 5.59%*,
                8/1/96 (Collateralized by
                U.S. Treasury Strips,
                6.39%-6.42%,
                8/15/99-11/15/99, market
                value $9,838,432).........      9,703,655
                                             ------------
    Total Repurchase Agreements                 9,703,655
                                             ------------
    Total (Cost--$106,654,233)(a)            $118,123,135
                                              ===========

---------

Percentages indicated are based on net assets of $118,222,174.

(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $121,060. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
               Unrealized appreciation.......   $17,593,947
               Unrealized depreciation.......    (6,246,105)
                                                -----------
               Net unrealized appreciation...   $11,347,842
                                                 ==========
(b)  Non-income producing securities.
 *   Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.
ADR  American Depository Receipt
PLC  Private Limited Company

                       See notes to financial statements.

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS (97.4%):
Advertising (0.1%):
     3,700    Interpublic Group Cos.,
                Inc. .....................   $    163,262
                                             ------------
Aerospace (0.7%):
    17,900    Boeing Co. .................      1,584,150
                                             ------------
Aerospace/Defense (1.0%):
     6,100    Lockheed Martin Corp. ......        505,537
    11,300    McDonnell Douglas Corp. ....        505,675
       100    Northrop Corp. .............          6,875
     3,700    Rockwell International
                Corp. ....................        194,250
     9,800    Textron, Inc. ..............        784,000
     3,400    TRW, Inc. ..................        307,275
                                             ------------
                                                2,303,612
                                             ------------
Agriculture & Livestock (0.1%):
     4,800    Pioneer Hi-Bred
                International, Inc. ......        258,000
                                             ------------
Aircraft & Aircraft Parts (Aviation) (0.7%):
     7,900    AlliedSignal Inc. ..........        464,125
     4,100    General Dynamics Corp. .....        262,400
     6,900    United Technologies
                Corp. ....................        777,112
                                             ------------
                                                1,503,637
                                             ------------
Air Freight (0.0%):
       400    Federal Express(b)..........         31,100
       100    Navistar International......          1,000
                                             ------------
                                                   32,100
                                             ------------
Airlines (0.4%):
     2,900    AMR Corp.(b)................        228,737
     7,000    Delta Air Lines.............        489,125
     2,400    Southwest Airlines..........         59,400
     8,400    US Air Group, Inc.(b).......        153,300
                                             ------------
                                                  930,562
                                             ------------
Aluminum (0.6%):
       100    Alcan Aluminum Ltd. ........          2,975
    19,200    Aluminum Co. of America.....      1,113,600
     4,200    Reynolds Metals Co. ........        213,150
                                             ------------
                                                1,329,725
                                             ------------
Apparel (0.1%):
     5,000    Liz Claiborne, Inc. ........        163,125
                                             ------------
Automotive Parts (0.3%):
     6,500    Dana Corp. .................        181,187
     5,100    Eaton Corp. ................        284,325
     7,200    Genuine Parts Co. ..........        305,100
                                             ------------
                                                  770,612
                                             ------------

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Automobiles (1.7%):
    44,400    Chrysler Corp. .............   $  1,259,850
     1,600    Echlin, Inc. ...............         53,400
    35,000    Ford Motor Co. .............      1,137,500
    25,500    General Motors..............      1,243,125
     2,600    PACCAR, Inc. ...............        118,300
                                             ------------
                                                3,812,175
                                             ------------
Banks (1.2%):
     7,200    Bank of Boston Corp. .......        381,600
     9,700    BankAmerica Corp. ..........        773,575
    18,200    First Union Corp. ..........      1,155,700
     6,500    KeyCorp.....................        251,062
                                             ------------
                                                2,561,937
                                             ------------
Banks--Money Centers (4.8%):
    10,000    Bank of New York Co.,
                Inc. .....................        515,000
       100    Bankers Trust New York......          7,188
       100    Barnett Banks, Inc. ........          6,138
       100    Boatmens Bancshares,
                Inc. .....................          4,000
    34,100    Chase Manhattan Corp. ......      2,369,950
    29,700    Citicorp....................      2,431,687
    14,800    Corestates Financial
                Corp. ....................        580,900
    21,100    First Chicago NDB Corp. ....        812,350
     3,900    Golden West Financial Corp.,
                Delaware..................        216,450
       100    Great Western Financial
                Corp. ....................          2,375
    12,700    J.P. Morgan & Co., Inc. ....      1,092,200
    25,500    MBNA Corp. .................        710,812
       100    National City Corp. ........          3,462
    10,400    NationsBank Corp. ..........        893,100
    24,500    Norwest Corp. ..............        869,750
       100    PNC Financial Corp. ........          2,913
       100    Republic New York Corp. ....          6,338
       100    Suntrust Banks, Inc. .......          3,675
                                             ------------
                                               10,528,288
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Banks--Outside Money Center (1.6%):
    30,100    Banc One Corp. .............   $  1,042,212
     6,500    Fifth Third Bancorp. .......        336,375
     3,100    First Bank Systems Inc. ....        189,875
     4,500    Fleet Financial Group,
                Inc. .....................        182,250
    14,800    Mellon Bank Corp. ..........        780,700
     7,200    U.S. Bancorp................        246,600
    11,300    Wachovia Corp. .............        500,025
     1,100    Wells Fargo & Co. ..........        256,163
                                             ------------
                                                3,534,200
                                             ------------
Beverages (3.2%):
     4,800    Anheuser-Busch Co., Inc. ...        358,800
     1,100    Brown Forman Corp., Class
                B.........................         40,425
   104,900    Coca-Cola Co. ..............      4,917,187
     2,500    Coors Adolph Co., Class B...         47,188
    54,600    PepsiCo, Inc. ..............      1,726,725
       100    Seagram Co., Ltd. ..........          3,325
                                             ------------
                                                7,093,650
                                             ------------
Brokerage Firms & Security Dealers (0.4%):
    11,600    Merrill Lynch & Co.,
                Inc. .....................        700,350
     3,600    Salomon, Inc. ..............        153,900
                                             ------------
                                                  854,250
                                             ------------
Building Materials (0.1%):
       100    Masco Corp. ................          2,787
     3,400    Owens-Corning(b)............        128,775
                                             ------------
                                                  131,562
                                             ------------
Chemicals--General (2.4%):
     7,500    Air Products & Chemicals,
                Inc. .....................        400,312
     6,300    Dow Chemical Co. ...........        468,562
    16,800    E.I. du Pont de Nemours
                Co. ......................      1,356,600
       100    FMC Corp.(b)................          6,450
       100    Hercules, Inc. .............          5,013
    39,800    Monsanto Co. ...............      1,243,750
    11,100    Morton International
                Inc. .....................        399,600
     4,500    Nalco Chemical Co. .........        135,000
    16,900    Praxair Inc. ...............        648,538
     4,500    Rohm & Haas Co. ............        267,750
     4,700    Sigma Aldrich Corp. ........        246,750
       700    W R Grace & Co. ............         44,625
                                             ------------
                                                5,222,950
                                             ------------
  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Chemicals--Specialty (0.7%):
     3,500    Avery Dennison Corp. .......   $    181,124
     5,300    Eastman Chemical............        276,925
     3,000    Ecolab Inc. ................         92,625
     9,600    Engelhard Corp. ............        196,800
     4,300    Great Lakes Chemical........        247,788
       100    Mallinckrodt Group, Inc. ...          3,738
     9,000    PPG Industries, Inc. .......        443,250
     4,300    Union Carbide Corp. ........        180,600
                                             ------------
                                                1,622,850
                                             ------------
Coal (0.0%):
       600    Nacco Industries, Inc.,
                Class A...................         30,825
                                             ------------
Computers (0.1%):
     6,200    3 Com Corp. ................        244,125
                                             ------------
Computers & Peripherals (4.0%):
     1,300    Amdahl Corp.(b).............         12,837
       100    Apple Computer Inc. ........          2,200
     4,600    Cabletron Systems(b)........        263,350
     2,900    Ceridian Corp.(b)...........        126,150
    29,500    Cisco Systems, Inc.(b)......      1,526,625
     5,100    Data General Corp.(b).......         52,912
       300    Digital Equipment
                Corp.(b)..................         10,612
       100    EMC Corp. ..................          1,938
    86,600    Hewlett Packard Co. ........      3,810,400
    26,100    IBM Corp. ..................      2,815,538
     1,500    Shared Medical Systems
                Corp. ....................         82,500
       100    Silicon Graphics, Inc.(b)...          2,350
       100    Tandem Computers, Inc.(b)...          1,050
       100    Unisys Corp.(b).............            588
                                             ------------
                                                8,709,050
                                             ------------
Construction (0.1%):
       100    Centex Corp. ...............          2,900
     4,500    Foster Wheeler Corp. .......        194,062
     1,800    Pulte Corp. ................         45,450
                                             ------------
                                                  242,412
                                             ------------
Consumer Credit (0.0%):
       100    Dean Witter Discover &
                Co. ......................          5,087
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Consumer Goods (0.1%):
     5,000    American Greetings Corp. ...   $    121,250
     2,600    Jostens, Inc. ..............         49,725
                                             ------------
                                                  170,975
                                             ------------
Consumer Services (0.0%):
       800    CUC International Inc.(b)...         27,800
                                             ------------
Container--Metal, Glass, Paper, Plastic (0.6%):
     2,000    Ball Corp. .................         49,750
     7,000    Bemis, Inc. ................        228,375
     8,300    Crown Cork & Seal, Inc. ....        369,350
    11,300    Newell Co. .................        363,012
    10,100    Rubbermaid, Inc. ...........        290,375
     5,700    Stone Container Corp. ......         71,250
                                             ------------
                                                1,372,112
                                             ------------
Cosmetics & Related (0.7%):
       100    Alberto Culver Co., Class
                B.........................          4,312
     8,600    Avon Products, Inc. ........        378,400
    13,400    Gillette Co. ...............        852,575
     7,400    International Flavors &
                Fragrances, Inc. .........        316,350
                                             ------------
                                                1,551,637
                                             ------------
Department Stores (0.6%):
    24,800    J. C. Penney................      1,233,800
     2,600    Mercantile Stores, Inc. ....        127,400
                                             ------------
                                                1,361,200
                                             ------------
Developers--Real Estate (0.3%):
    29,700    Entergy Corp. ..............        757,350
       100    Kaufman & Broad Home
                Corp. ....................          1,187
                                             ------------
                                                  758,537
                                             ------------
Diversified--Conglomerates (0.9%):
    30,100    Corning Glass Works.........      1,109,937
       100    Dial Corp. .................          2,925
       100    Micron Technology Inc. .....          1,875
     9,200    Minnesota Mining &
                Manufacturing Co. ........        598,000
       100    National Service Industries,
                Inc. .....................          3,813
     3,800    Teledyne, Inc. .............        136,800

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Diversified--Conglomerates, Continued:
     1,800    Tenneco, Inc. ..............   $     88,650
     4,400    Whitman Corp. ..............         98,450
                                             ------------
                                                2,040,450
                                             ------------
Drug Stores (0.0%):
       100    Longs Drug Stores Corp. ....          3,875
                                             ------------
Electrical Equipment (3.3%):
    14,900    Emerson Electric Co. .......      1,257,187
    61,100    General Electric Co. .......      5,033,112
       100    General Instrument
                Corp.(b)..................          2,513
     3,400    Honeywell, Inc. ............        180,200
     2,700    Thomas & Betts Corp. .......         98,550
    28,000    Westinghouse Electric
                Corp. ....................        469,000
     3,400    W. W. Grainger, Inc. .......        238,850
                                             ------------
                                                7,279,412
                                             ------------
Electrical Utility (0.3%):
    14,800    Peco Energy Co. ............        347,800
     6,800    Union Electric Co. .........        255,850
                                             ------------
                                                  603,650
                                             ------------
Electronic Computing Equipment (0.3%):
    12,000    Compaq Computer Corp.(b)....        657,000
                                             ------------
Electronic & Electrical--General (1.8%):
    13,900    AMP, Inc. ..................        536,887
     7,200    Cooper Industries...........        283,500
     3,000    General Signal Corp. .......        117,375
     3,700    Harris Corp. ...............        212,750
    33,100    Motorola, Inc. .............      1,787,400
     3,500    Raychem Corp. ..............        231,438
     3,800    Raytheon Co. ...............        184,300
     4,800    Scientific Atlanta, Inc. ...         64,200
       100    Tektronix, Inc. ............          3,825
    12,200    Texas Instruments, Inc. ....        527,650
                                             ------------
                                                3,949,325
                                             ------------
Engineering, Industrial Construction (0.1%):
     3,200    E G & G, Inc. ..............         58,000
     3,900    Fluor Corp. ................        234,975
                                             ------------
                                                  292,975
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Entertainment (1.1%):
     3,500    Bally Entertainment(b)......   $     91,438
     1,700    Harrah's Entertainment,
                Inc.(b)...................         37,400
     2,500    Hasbro, Inc. ...............         89,687
     4,800    ITT Corp.(b)................        272,400
     2,500    King World Productions,
                Inc.(b)...................         89,687
    32,400    The Walt Disney Co. ........      1,802,250
                                             ------------
                                                2,382,862
                                             ------------
Environmental Control (0.1%):
    18,700    Laidlaw, Inc., Class B......        172,975
                                             ------------
Financial Services (3.4%):
    14,900    American Express Co. .......        651,875
    18,500    Automatic Data Processing,
                Inc. .....................        733,063
     3,600    Beneficial Corp. ...........        194,400
       100    Comerica, Inc. .............          4,387
     6,000    Dun & Bradstreet Corp. .....        345,000
    57,400    Federal National Mortgage
                Assoc. ...................      1,822,450
    10,900    First Data Corp. ...........        846,113
       100    Green Tree Financial
                Corp. ....................          3,362
     6,600    Household International,
                Inc. .....................        491,700
    20,400    Morgan Stanley Group
                Inc. .....................        994,500
     4,700    TransAmerica Corp. .........        324,887
    23,100    Travelers, Inc. ............        975,975
                                             ------------
                                                7,387,712
                                             ------------
Food Distributors (0.9%):
    20,200    Albertsons, Inc. ...........        828,200
     2,500    Fleming Cos., Inc.(b).......         37,812
     2,700    Great Atlantic & Pacific Tea
                Co., Inc. ................         74,588
     7,900    Kroger Co.(b)...............        298,225
    12,000    Sysco Corp. ................        348,000
    11,700    Winn Dixie Stores, Inc. ....        409,500
                                             ------------
                                                1,996,325
                                             ------------
Food Processing & Packaging (2.7%):
    34,700    Archer Daniels Midland
                Co. ......................        615,925
    21,100    Campbell Soup Co. ..........      1,432,162
    11,000    Cinergy Corp. ..............        325,875
    14,500    ConAgra, Inc. ..............        616,250
    13,700    CPC International, Inc. ....        916,187
     3,500    General Mills...............        189,875
     3,700    Hershey Foods Corp. ........        303,400
       100    H.J. Heinz Co. .............          3,313

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Food Processing & Packaging, Continued:
       100    Kellogg Co. ................   $      7,475
       100    Quaker Oats Co. ............          3,200
     1,600    Ralston-Purina Group........        100,400
    32,300    Sara Lee Corp. .............      1,033,600
     7,700    Wrigley, William Jr.,
                Co. ......................        397,513
                                             ------------
                                                5,945,175
                                             ------------
Forest Products--Lumber, Paper (1.4%):
     7,100    Alco Standard Corp. ........        310,625
       100    Boise Cascade Corp. ........          3,250
       100    Champion International
                Corp. ....................          4,225
     6,200    Georgia Pacific Corp. ......        463,450
       100    International Paper Co. ....          3,787
       100    James River Corp. ..........          2,525
    19,300    Kimberly Clark Corp. .......      1,466,800
       100    Louisiana Pacific Corp. ....          2,037
       100    Mead Corp. .................          5,475
     1,900    Potlatch Corp. .............         71,250
       100    Temple Inland, Inc. ........          4,738
       100    Union Camp Corp. ...........          4,800
       100    Westvaco Corp. .............          2,838
    15,600    Weyerhauser Co. ............        651,300
       100    Willamette Industries
                Inc. .....................          5,875
                                             ------------
                                                3,002,975
                                             ------------
Gold & Silver Mining (0.0%):
     8,200    Echo Bay Mines, Ltd. .......         84,050
       100    Homestake Mining............          1,637
       100    Placer Dome, Inc. ..........          2,338
                                             ------------
                                                   88,025
                                             ------------
Health Care (1.3%):
    10,800    Humana, Inc.(b).............        180,900
    49,200    Johnson & Johnson, Inc. ....      2,349,300
    12,200    United Healthcare Corp. ....        411,750
                                             ------------
                                                2,941,950
                                             ------------
Heavy Machinery (1.1%):
     1,400    Baker Hughes, Inc. .........         41,125
    12,600    Caterpillar Tractor,
                Inc. .....................        830,025
    28,100    Deere & Co. ................      1,004,575
       100    Harnischfeger Industries,
                Inc. .....................          3,100

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Heavy Machinery, Continued:
       100    Ingersoll-Rand Co. .........   $      4,262
    13,300    Tyco Laboratories, Inc. ....        545,300
                                             ------------
                                                2,428,387
                                             ------------
Hospital & Nursing Equipment (0.3%):
     6,900    Becton Dickinson & Co. .....        514,913
     3,800    C.R. Bard, Inc. ............        115,900
                                             ------------
                                                  630,813
                                             ------------
Hotels & Motels (0.5%):
     3,200    Hilton Hotels Corp. ........        326,400
    14,800    Marriott International
                Inc. .....................        760,350
                                             ------------
                                                1,086,750
                                             ------------
Household Goods (0.2%):
     2,400    Armstrong World Industries,
                Inc. .....................        133,200
     6,800    Maytag Corp. ...............        136,000
     4,000    Tupperware Corp.(b).........        171,000
       100    Whirlpool Corp. ............          4,925
                                             ------------
                                                  445,125
                                             ------------
Industrial Services (0.2%):
     6,800    Dover Corp. ................        291,550
     5,900    Millipore Corp. ............        201,337
                                             ------------
                                                  492,887
                                             ------------
Insurance--Broker (0.2%):
       100    Alexander & Alexander
                Services, Inc. ...........          1,650
     3,900    Marsh & McLennan Cos.,
                Inc. .....................        353,437
                                             ------------
                                                  355,087
                                             ------------
Insurance--Fire, Marine, Casualty (0.2%):
    11,900    SAFECO Corp. ...............        409,806
     2,200    USF&G Corp.(b)..............         34,925
                                             ------------
                                                  444,731
                                             ------------
Insurance--Life (0.6%):
     3,873    Aetna, Inc. ................        225,134
     1,200    AON Corp. ..................         58,350
     4,900    Jefferson Pilot Corp. ......        257,250
     7,000    Lincoln National Corp. .....        298,375

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Insurance--Life, Continued:
     6,300    Providian Corp. ............   $    249,638
     4,800    Torchmark Corp. ............        204,600
     2,300    USLife Corp. ...............         68,425
                                             ------------
                                                1,361,772
                                             ------------
Insurance--Multi-Line (0.7%):
    10,300    American General Corp. .....        357,925
     7,600    CIGNA Corp. ................        809,400
    11,100    ITT Hartford Group, Inc. ...        586,913
       100    Loews Corp. ................          8,062
                                             ------------
                                                1,762,300
                                             ------------
Insurance--Property, Casualty,
  Health & Other (1.4%):
    37,000    Allstate Corp. .............      1,655,750
     4,400    American International
                Group, Inc. ..............        414,150
    12,900    Chubb Corp. ................        538,575
       100    General Re Corp. ...........         14,675
     5,600    St. Paul Cos., Inc. ........        289,800
     4,400    UNUM Corp.(b)...............        268,400
                                             ------------
                                                3,181,350
                                             ------------
Leisure--Recreation, Gaming (0.1%):
     6,400    Brunswick Corp. ............        121,600
       100    Caliber System, Inc. .......          1,825
       100    Outboard Marine Corp. ......          1,562
                                             ------------
                                                  124,987
                                             ------------
Loan Companies (0.2%):
     4,400    Federal Home Loan Mortgage
                Corp. ....................        370,700
                                             ------------
Machine Tools (0.3%):
     9,300    Case Corp. .................        411,525
       100    Cincinnati Milacron,
                Inc. .....................          1,975
     6,200    Cyprus Amax Minerals Co. ...        133,300
     4,500    Giddings & Lewis, Inc. .....         52,312
                                             ------------
                                                  599,112
                                             ------------
Machinery (0.0%):
     2,000    Applied Materials(b)........         47,750
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Manufacturing--Capital Goods (0.6%):
     3,600    Briggs & Stratton Corp. ....   $    135,450
     2,000    Crane Co. ..................         73,000
     2,600    Cummins Engine, Inc. .......         97,175
     6,900    Illinois Tool Works.........        444,187
     7,600    Pall Corp. .................        183,350
     4,900    Parker-Hannifin Corp. ......        170,888
     3,800    Trinova Corp. ..............        113,050
     1,600    Varity Corp.(b).............         75,200
                                             ------------
                                                1,292,300
                                             ------------
Miscellaneous Manufacturing (0.1%):
       890    Imation Corp.(b)............         20,248
     5,500    ITT Industries Inc. ........        126,500
                                             ------------
                                                  146,748
                                             ------------
Medical Services (1.1%):
       100    Baxter International,
                Inc. .....................          4,162
    13,300    Beverly Enterprises,
                Inc.(b)...................        126,350
    11,200    Boston Scientific
                Corp.(b)..................        534,800
    23,800    Columbia/HCA Healthcare
                Corp. ....................      1,219,750
       100    Community Psychiatric
                Centers, Inc.(b)..........            800
     7,500    Manor Care, Inc. ...........        247,500
    19,900    Tenet Healthcare Corp.(b)...        385,563
                                             ------------
                                                2,518,925
                                             ------------
Medical Supplies (0.5%):
     3,600    Bausch & Lomb, Inc. ........        127,800
       100    Biomet, Inc.(b).............          1,537
    15,300    Medtronic, Inc. ............        724,837
       100    St. Jude Medical, Inc.(b)...          3,363
     4,200    U.S. Surgical Corp. ........        143,850
                                             ------------
                                                1,001,387
                                             ------------
Metals--Fabrication (0.4%):
     2,800    Asarco, Inc. ...............         67,200
     2,500    Barrick Gold Corp. .........         69,688
       100    Freeport McMoRan Copper &
                Gold, Inc. ...............          2,962
     3,500    Harcourt General Inc. ......        167,562
     4,900    Inco, Ltd. .................        150,675
     5,200    Phelps Dodge Corp. .........        305,500
     6,000    Santa Fe Pacific Gold
                Corp. ....................         80,250
                                             ------------
                                                  843,837
                                             ------------

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Metal & Mineral Production (0.2%):
     9,300    Newmont Mining Corp. .......   $    459,188
                                             ------------
Mobile Homes & Manufactured Housing (0.0%):
     2,400    Fleetwood Enterprises,
                Inc. .....................         72,900
                                             ------------
Newspapers (0.7%):
     3,300    Dow Jones & Co., Inc. ......        129,114
    16,300    Gannett Co., Inc. ..........      1,069,687
       700    Knight-Ridder, Inc. ........         45,850
       800    New York Times Co., Class
                A.........................         23,300
     4,500    Tribune Co. ................        315,000
                                             ------------
                                                1,582,951
                                             ------------
Office Equipment & Supplies (0.3%):
     2,500    Moore & Associates, Ltd. ...         43,437
    13,400    Pitney Bowes, Inc. .........        649,900
       300    Xerox Corp. ................         15,112
                                             ------------
                                                  708,449
                                             ------------
Oil & Gas Exploration, Production, & Services (0.6%):
       100    Amerada Hess Corp. .........          4,862
       100    Ashland Inc. ...............          3,663
     8,600    Burlington Resources........        367,650
     1,400    Eastern Enterprises.........         44,975
    16,800    Enron Corp. ................        661,500
     2,100    Enserch Corp. ..............         41,475
     1,800    Helmerich & Payne Inc. .....         63,000
     2,400    Louisiana Land & Exploration
                Co. ......................        129,600
                                             ------------
                                                1,316,725
                                             ------------
Oil & Gas Production (0.8%):
     3,300    Kerr McGee Corp. ...........        188,100
       100    Peoples Energy Corp.(b).....          3,112
    35,000    Phillips Petroleum Co. .....      1,382,500
     5,700    Rowan Cos., Inc.(b).........         81,938
     6,200    Santa Fe Energy Resources...         70,525
       100    Sun Co., Inc. ..............          2,587
                                             ------------
                                                1,728,762
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Oil--Integrated Companies (6.6%):
    26,700    Amoco Corp. ................   $  1,785,563
    10,700    Atlantic Richfield Co. .....      1,241,200
    37,200    Chevron Corp. ..............      2,152,950
    63,100    Exxon Corp. ................      5,189,975
       100    Mobil Corp. ................         11,037
     6,800    Occidental Petroleum
                Corp. ....................        152,150
     1,800    Oneok, Inc. ................         47,475
     7,100    Oryx Energy Co.(b)..........        111,825
       100    Pennzoil Co. ...............          4,913
    15,500    Royal Dutch Petroleum
                Co. ......................      2,338,562
     3,200    Texaco, Inc. ...............        272,000
    26,700    USX--Marathon Group.........        547,350
    24,200    Unocal Corp. ...............        789,525
                                             ------------
                                               14,644,525
                                             ------------
Oilfield Equipment & Services (1.1%):
    20,400    Dresser Industries, Inc. ...        550,800
    14,800    Halliburton Co. ............        771,450
       100    McDermott International,
                Inc. .....................          1,813
     9,600    Schlumberger Ltd. ..........        768,000
     3,900    Western Atlas Inc.(b).......        211,575
       400    Williams Cos., Inc. ........         18,350
                                             ------------
                                                2,321,988
                                             ------------
Paint, Varnishes, Enamels (0.0%):
       100    Sherwin Williams Co. .......          4,525
                                             ------------
Pharmaceuticals (6.6%):
    38,000    Abbott Laboratories.........      1,672,000
     8,400    Allergan, Inc. .............        342,300
     5,300    ALZA Corp., Class A(b)......        131,175
    16,400    American Home Products
                Corp. ....................        930,700
    15,800    Amgen, Inc.(b)..............        863,075
    15,900    Bristol-Myers Squibb Co. ...      1,377,337
    22,500    Eli Lilly & Co. ............      1,260,000
    58,100    Merck & Co., Inc. ..........      3,732,925
     9,100    Noram Energy Corp. .........         98,963
    24,300    Pfizer, Inc. ...............      1,697,962
    22,700    Pharmacia & Upjohn Inc. ....        936,375
    22,100    Schering-Plough.............      1,218,263
     3,400    Warner-Lambert Co. .........        185,300
                                             ------------
                                               14,446,375
                                             ------------

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Photography (0.3%):
     9,300    Eastman Kodak Co. ..........   $    694,013
     1,300    Polaroid Corp. .............         54,925
                                             ------------
                                                  748,938
                                             ------------
Pollution Control Services & Equipment (0.2%):
    13,600    Browning-Ferris Industries,
                Inc. .....................        304,300
       100    Ogden Corp. ................          1,925
     3,500    Safety Kleen................         60,813
     2,400    WMX Technologies, Inc. .....         71,100
                                             ------------
                                                  438,138
                                             ------------
Precision Instruments & Related (0.2%):
     5,200    Johnson Controls, Inc. .....        374,400
     2,900    Perkin-Elmer................        151,525
                                             ------------
                                                  525,925
                                             ------------
Printing (0.1%):
     2,000    John H. Harland Co. ........         48,500
     1,700    Meredith Corp. .............         69,063
                                             ------------
                                                  117,563
                                             ------------
Publishing, Except Newspaper (0.8%):
     5,500    Deluxe Corp. ...............        202,813
    12,300    McGraw Hill, Inc. ..........        479,700
    14,600    R.R. Donnelley & Sons
                Co. ......................        470,850
    15,500    Time Warner Inc. ...........        540,562
                                             ------------
                                                1,693,925
                                             ------------
Publishing Newspapers (0.1%):
     7,000    Times Mirror Co., Class A...        289,625
                                             ------------
Radio & Television (0.1%):
       100    Comcast Corp., Special Class
                A.........................          1,413
    18,100    Tele-Communications, Class
                A(b)......................        257,925
       100    Viacom Inc., Class B(b).....          3,500
                                             ------------
                                                  262,838
                                             ------------
Railroad & Railroad Holding Companies (0.8%):
     3,100    Conrail Inc. ...............        203,050
     8,800    Norfolk & Southern Co. .....        711,700
    10,900    Union Pacific Corp. ........        746,650
                                             ------------
                                                1,661,400
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Restaurants (0.6%):
    10,600    Darden Restaurants, Inc. ...   $     83,475
     1,600    Luby's Cafeterias, Inc. ....         38,800
    21,700    McDonald's Corp. ...........      1,006,337
       100    Ryan's Family Steak Houses,
                Inc.(b)...................            763
       100    Shoney's Inc.(b)............            913
     8,500    Wendy's International.......        144,500
                                             ------------
                                                1,274,788
                                             ------------
Retail (2.0%):
     4,800    American Stores Co. ........        178,800
    18,000    Dayton Hudson Corp. ........        544,500
     4,700    Dillard Department Stores,
                Inc.(b)...................        147,462
    11,700    K-Mart Corp. ...............        117,000
    10,700    May Department Stores.......        480,163
       100    Nordstrom, Inc. ............          4,150
    11,800    Price/Costco Inc.(b)........        241,900
     5,600    Rite Aid....................        166,600
    20,400    Sears & Roebuck Co. ........        836,400
     4,000    Tandy Corp. ................        169,000
    15,200    Walgreen Co. ...............        482,600
    47,300    Wal-Mart Stores, Inc. ......      1,135,200
       100    Woolworth Corp.(b)..........          1,925
                                             ------------
                                                4,505,700
                                             ------------
Retail--Department Stores (0.0%):
     3,600    Federated Department
                Stores(b).................        108,900
                                             ------------
Retail--Specialty Stores (1.2%):
     7,000    Charming Shoppes, Inc.(b)...         45,062
     7,500    Circuit City Stores,
                Inc. .....................        236,250
     2,900    Giant Food, Inc. ...........         97,512
    15,300    Home Depot, Inc. ...........        772,650
     2,700    Lowe's Cos., Inc. ..........         88,088
       100    Melville Corp. .............          3,913
     7,800    Pep Boys Manny, Moe &
                Jack......................        235,950
     8,600    Super Value, Inc. ..........        239,725
    21,400    The Gap, Inc. ..............        636,650
     1,500    The Limited, Inc. ..........         28,875
     5,000    TJX Cos., Inc. .............        150,625
       100    Toys R Us, Inc.(b)..........          2,638
                                             ------------
                                                2,537,938
                                             ------------
  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Rubber & Rubber Products (0.5%):
     5,600    Cooper Tire & Rubber Co. ...   $    105,700
     6,800    B.F. Goodrich, Inc.(b)......        246,500
    14,900    Goodyear Tire & Rubber
                Co. ......................        659,325
                                             ------------
                                                1,011,525
                                             ------------
Savings & Loan Companies (0.0%):
       100    H F Ahmanson & Co. .........          2,525
                                             ------------
Semiconductors (0.9%):
       100    Advanced Micro Devices,
                Inc.(b)...................          1,213
    26,900    Intel Corp. ................      2,020,863
       100    LSI Logic Corp.(b)..........          1,950
     4,100    National Semiconductor
                Corp.(b)..................         57,912
                                             ------------
                                                2,081,938
                                             ------------
Services (Non-Financial) (0.2%):
     7,200    Service Corp.
                International.............        396,900
                                             ------------
Shoes, Leather Goods, Clothing Accessories (0.5%):
       100    Brown Group, Inc. ..........          1,362
     9,700    Nike, Inc., Class B.........        997,888
     1,400    Reebok International,
                Ltd. .....................         49,000
       100    Stride Rite Corp. ..........            725
                                             ------------
                                                1,048,975
                                             ------------
Soaps & Cleaning Agents (2.7%):
     3,200    Clorox Co. .................        290,800
     9,800    Colgate-Palmolive...........        769,300
    38,500    Procter & Gamble Co. .......      3,440,938
    10,200    Unilever N. V. .............      1,450,950
       100    U S West Media Group(b).....          1,725
                                             ------------
                                                5,953,713
                                             ------------
Software & Computer Services (2.0%):
       700    Autodesk, Inc. .............         16,143
       100    Bay Networks(b).............          2,300
    12,900    Computer Assoc.
                International, Inc. ......        656,287
     3,600    Computer Sciences
                Corp.(b)..................        244,800
       100    Intergraph Corp.(b).........          1,050
    19,100    Microsoft Corp.(b)..........      2,251,413
       100    Novell, Inc.(b).............          1,069
    17,500    Oracle Corp.(b).............        684,688
    11,800    Sun Microsystems, Inc.(b)...        644,575
                                             ------------
                                                4,502,325
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ---------------------------    ------------
COMMON STOCKS, CONTINUED:
Steel (0.2%):
       100    Armco, Inc.(b)..............   $        450
       100    Bethlehem Steel Corp.(b)....          1,000
       100    Inland Steel Industries.....          1,738
       100    Nucor Corp. ................          4,687
     2,100    Timken Co. .................         76,913
     5,400    USX-U. S. Steel Group.......        137,025
     6,100    Worthington Industries,
                Inc. .....................        115,900
                                             ------------
                                                  337,713
                                             ------------
Tax Return Preparation (0.1%):
     6,900    H & R Block.................        180,263
                                             ------------
Telecommunications (1.9%):
       100    Airtouch Communications
                Inc.(b)...................          2,750
    17,800    Alltel Corp. ...............        487,275
     4,900    Andrew Corp.(b).............        200,288
    27,900    Bell Atlantic Corp. ........      1,649,588
     5,800    DSC Communications
                Corp.(b)..................        174,000
    14,700    Northern Telecom Ltd. ......        690,900
     6,000    Tellabs, Inc.(b)............        358,500
    26,100    Worldcom Inc.(b)............        675,337
                                             ------------
                                                4,238,638
                                             ------------
Textile Manufacturing (0.2%):
       100    Fruit of the Loom(b)........          2,525
     2,400    Russell Corp. ..............         80,400
     1,300    Springs Industries, Inc. ...         59,312
     3,900    V. F. Corp. ................        217,913
                                             ------------
                                                  360,150
                                             ------------
Tobacco & Tobacco Products (2.1%):
     3,300    American Brands.............        150,150
    38,400    Philip Morris Cos., Inc. ...      4,017,600
    13,500    UST, Inc. ..................        448,875
                                             ------------
                                                4,616,625
                                             ------------
Tools & Hardware Manufacturing (0.2%):
     1,500    Black & Decker Corp. .......         55,125
     5,300    Snap on Tools Corp. ........        235,188
     5,700    Stanley Works...............        162,450
                                             ------------
                                                  452,763
                                             ------------
Toys & Bicycles--Manufacturing (0.4%):
    31,900    Mattel, Inc. ...............        789,525
                                             ------------
Transportation Leasing & Trucking (0.4%):
     6,500    Burlington Northern Santa
                Fe........................        512,688
     2,500    CSX Corp. ..................        120,625
     6,400    Ryder Systems, Inc. ........        170,400
                                             ------------
                                                  803,713
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Trucking Local & Long Distance (0.0%):
       100    Consolidated Freightways,
                Inc. .....................   $      1,963
       100    Yellow Corp.(b).............          1,275
                                             ------------
                                                    3,238
                                             ------------
Utilities--Electric (1.9%):
    12,000    American Electric Power
                Co. ......................        498,000
    15,200    Carolina Power & Light
                Co. ......................        547,200
       100    Central & South West
                Corp. ....................          2,675
     8,000    Dominion Resources, Inc. ...        301,000
       100    DTE Energy Co. .............          2,875
     5,900    Duke Power Co. .............        282,463
       100    Edison International........          1,550
       100    FPL Group, Inc. ............          4,537
     8,000    General Public Utilities
                Corp. ....................        260,000
    16,500    Houston Industries, Inc. ...        373,313
     9,600    Niagara Mohawk Power
                Corp. ....................         69,600
       100    Northern States Power
                Co. ......................          4,475
     5,600    Ohio Edison.................        117,600
       100    PacifiCorp..................          2,087
    20,400    P.P. & L. Resources,
                Inc. .....................        456,450
    16,300    Public Service Enterprise
                Group, Inc. ..............        425,838
     6,000    Southern Co. ...............        135,750
    15,200    Texas Utilities Co. ........        638,400
     4,200    Unicom Corp. ...............         98,700
                                             ------------
                                                4,222,513
                                             ------------
Utilities--Electric & Gas (0.5%):
     9,400    Baltimore Gas & Electric....        242,050
     9,800    Consolidated Edison.........        264,600
    27,800    Pacific Gas & Electric
                Co. ......................        549,050
                                             ------------
                                                1,055,700
                                             ------------
Utilities--Natural Gas (0.5%):
       100    Coastal Corp. ..............          3,725
     3,800    Columbia Gas Systems
                Inc. .....................        203,775
     7,600    Consolidated Natural Gas....        382,850
     3,300    Nicor, Inc. ................         93,638

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

  SHARES
    OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Utilities--Natural Gas, Continued:
       100    Pacific Enterprises.........   $      2,938
     2,600    Panenergy Corp. ............         82,550
     6,900    Sonat, Inc. ................        294,112
                                             ------------
                                                1,063,588
                                             ------------
Utilities--Telecommunications (6.0%):
    68,700    AT&T Corp. .................      3,580,989
    20,400    Ameritech Corp. ............      1,132,200
    30,100    Bellsouth Corp. ............      1,234,100
    20,200    GTE Corp. ..................        833,250
    27,800    MCI Telecommunications
                Corp. ....................        684,575
    19,500    Nynex Corp. ................        875,062
    42,300    Pacific Telesis Group.......      1,422,337
    49,100    SBC Communications, Inc. ...      2,399,762
    24,700    Sprint Corp. ...............        904,638
     6,500    U.S. West, Inc. ............        197,438
                                             ------------
                                               13,264,351
                                             ------------
    Total Common Stocks                       214,592,788
                                             ------------


  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------

COMMON STOCKS, CONTINUED:
PREFERRED STOCKS (0.0%):
     1,258    Aetna Services, Inc. .......   $     78,802
                                             ------------
    Total Preferred Stocks                         78,802
                                             ------------
Investment Companies (1.7%):
$  179,686    SEI Index S&P 500 Fund......      3,676,383
                                             ------------
    Total Investment Companies                  3,676,383
                                             ------------
    Total Investments, at value               218,347,973
                                             ------------
REPURCHASE AGREEMENTS (0.8%):
 1,714,993    Merrill Lynch, 5.59%*,
                8/1/96, (Collateralized by
                U.S. Treasury Strips,
                6.39%, 11/15/99, market
                value $1,843,950).........      1,714,993
                                             ------------
    Total Repurchase Agreements                 1,714,993
                                             ------------
    Total (Cost--$196,818,435)(a)            $220,062,966
                                              ===========

---------

Percentages are based on net assets of $220,322,888.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $55,955. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....  $28,171,331
               Unrealized depreciation....   (4,982,755)
                                            -----------
               Net unrealized
                 appreciation.............  $23,188,576
                                             ==========
(b)  Non-income producing security.
 *   Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.

                       See notes to financial statements.

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS (99.0%):
AUSTRALIA (2.6%):
Banking (0.4%):
   39,547    National Australia Bank,
               Ltd. ......................   $    358,811
   64,467    Westpac Banking Corp.,
               Ltd. ......................        280,000
                                             ------------
                                                  638,811
                                             ------------
Beverages (0.2%):
   13,586    Coca-Cola Amatil, Ltd. ......        155,920
   43,324    Foster's Brewing Group,
               Ltd. ......................         70,982
                                             ------------
                                                  226,902
                                             ------------
Building Materials (0.2%):
   34,465    Boral, Ltd. .................         82,837
   67,092    Pioneer International,
               Ltd. ......................        183,552
                                             ------------
                                                  266,389
                                             ------------
Business & Public Services (0.0%):
    5,017    Brambles Industries, Ltd. ...         69,016
                                             ------------
Chemicals (0.0%):
    7,707    ICI Australia, Ltd. .........         66,412
                                             ------------
Diversified (0.0%):
   13,471    Southcorp Holdings, Ltd. ....         32,482
                                             ------------
Energy (0.5%):
   48,865    Broken Hill Proprietary Co.,
               Ltd. ......................        643,128
                                             ------------
Food Processing & Packaging (0.0%):
   14,789    Burns Philp & Co., Ltd. .....         24,116
   32,053    Goodman Fielder, Ltd. .......         32,698
                                             ------------
                                                   56,814
                                             ------------
Forest Products (0.1%):
   18,082    Amcor, Ltd. .................        109,419
                                             ------------
Merchandising (0.1%):
   34,453    Coles Myer, Ltd. ............        118,221
                                             ------------
Metals--Non Ferrous (0.5%):
   42,463    M.I.M. Holdings, Ltd. .......         49,553
   46,366    Newcrest Mining, Ltd. .......        167,699
   48,475    North, Ltd. .................        129,247
   24,866    WMC, Ltd.(b).................        165,268
                                             ------------
                                                  511,767
                                             ------------
Metals--Steel (0.1%):
   10,001    CRA, Ltd. ...................        141,056
                                             ------------
Multi-Industry (0.1%):
   26,547    CSR, Ltd. ...................         87,194
   34,457    Pacific Dunlop, Ltd. ........         74,829
                                             ------------
                                                  162,023
                                             ------------

                       SECURITY                 MARKET
   SHARES             DESCRIPTION               VALUE
-----------  -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Australia, Continued:
Oil & Gas Exploration, Production & Services (0.0%):
   20,928    Santos, Ltd. ................   $     76,987
                                             ------------
Publishing & Broadcasting (0.2%):
   49,183    News Corp., Ltd. ............        247,066
   25,110    News Corp., Ltd.,
               Preferred..................        103,627
                                             ------------
                                                  350,693
                                             ------------
Real Estate (0.2%):
    6,149    Lend Lease Corp., Ltd. ......         92,097
    2,601    Westfield Trust--New Units...          4,482
   59,092    Westfield Trust--Units.......        107,777
                                             ------------
                                                  204,356
                                             ------------
Transportation (0.0%):
   21,280    TNT, Ltd.(b).................         22,695
                                             ------------
    Total Australia                             3,697,171
                                             ------------
AUSTRIA (0.5%):
Banking (0.1%):
    1,386    Bank Austria.................        111,273
      674    Creditanstalt-Bankverein.....         42,924
                                             ------------
                                                  154,197
                                             ------------
Beverages (0.1%):
    1,785    Oesterreichische
               Brau-Beteiligungs..........        108,168
                                             ------------
Building Materials (0.0%):
      256    Weinerberger
               Baustoffindustrie..........         48,516
                                             ------------
Energy (0.0%):
      340    OMV..........................         31,598
                                             ------------
Engineering & Construction (0.1%):
      539    VA Technologie...............         66,885
                                             ------------
Insurance--Property, Casualty, Health & Other (0.2%):
      586    EA-Generali..................        175,292
                                             ------------
Transportation--Airlines (0.0%):
      141    Austrian Airlines
               Oesterreichische
               Luftverskehrs(b)...........         20,871
                                             ------------
Transportation--Misc. (0.0%):
      772    Flughafen Wien...............         50,656
                                             ------------
Utilities (0.0%):
      367    Oesterrichische
               Elektrizitaetswirstchafts,
               Class A....................         27,339
                                             ------------
    Total Austria                                 683,522
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
BELGIUM (1.1%):
Banking (0.2%):
      338    Generale de Banque...........   $    121,290
      335    Kredietbank..................        106,759
                                             ------------
                                                  228,049
                                             ------------
Building Materials (0.1%):
    1,285    Cimenteries CBR
               Cementbedrijven............         98,358
                                             ------------
Chemicals (0.1%):
      799    Gevaert......................         51,951
      262    Solvay.......................        153,965
                                             ------------
                                                  205,916
                                             ------------
Energy (0.1%):
      642    PetroFina....................        199,733
                                             ------------
Industrial Goods & Services (0.1%):
       87    Bekaert......................         68,597
                                             ------------
Insurance--Property, Casualty, Health & Other (0.1%):
      867    Fortis.......................        114,458
       20    Fortis, Strip VVPR(b)........              9
      334    Royale Belge.................         64,326
                                             ------------
                                                  178,793
                                             ------------
Metals--Non Ferrous (0.0%):
      453    Union Miniere(b).............         32,213
                                             ------------
Multi-Industry (0.2%):
      641    Group Bruxelles Lambert......         80,191
      329    Tractebel....................        140,265
                                             ------------
                                                  220,456
                                             ------------
Retail (0.0%):
    1,220    Delhaize-Le Lion.............         64,464
                                             ------------
Utilities--Electric & Gas (0.2%):
    1,337    Electrabel...................        300,632
      300    Electrabel, Strip VVPR.......            277
                                             ------------
                                                  300,909
                                             ------------
    Total Belgium                               1,597,488
                                             ------------
BRITAIN (16.8%):
Aerospace/Defense (0.2%):
   12,373    British Aerospace PLC........        178,981
   40,740    Rolls-Royce PLC..............        138,291
                                             ------------
                                                  317,272
                                             ------------
Automotive Parts (0.3%):
   17,687    BBA Group PLC................         80,693
   14,480    GKN PLC......................        225,243
   26,193    Lucas Industries PLC.........         87,892
   11,389    T & N PLC....................         23,054
                                             ------------
                                                  416,882
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Banking (1.4%):
   33,602    Abbey National PLC...........   $    299,018
   33,683    Barclays PLC.................        427,449
   24,178    HSBC Holdings PLC............        400,382
   42,550    HSBC Holdings PLC............        687,060
   19,555    Royal Bank of Scotland PLC...        142,806
                                             ------------
                                                1,956,715
                                             ------------
Beverages (0.9%):
   18,036    Bass PLC.....................        220,177
   71,974    B.A.T Industries PLC.........        564,836
   45,723    Guinness PLC.................        328,922
   12,436    Scottish & Newcastle PLC.....        124,318
                                             ------------
                                                1,238,253
                                             ------------
Building Materials (0.5%):
   23,176    Blue Circle Industries PLC...        131,358
   17,071    BPB Industries PLC...........         90,110
   27,892    Pilkington PLC...............         79,044
   26,360    Redland PLC..................        170,748
    6,560    RMC Group PLC................        106,742
   10,852    Williams Holdings PLC........         56,269
   12,531    Wolseley PLC.................         84,487
                                             ------------
                                                  718,758
                                             ------------
Business & Public Services (0.5%):
   16,238    Rentokil Group PLC(b)........         98,229
   37,877    Reuters Holdings PLC.........        397,513
    8,603    Thames Water PLC.............         72,337
   12,921    United Utilities PLC.........        113,473
                                             ------------
                                                  681,552
                                             ------------
Chemicals (0.7%):
   10,336    BOC Group PLC................        146,457
   13,327    Courtaulds PLC...............         90,891
   19,118    Imperial Chemical Industries
               PLC........................        222,372
   23,566    Zeneca Group PLC.............        510,422
                                             ------------
                                                  970,142
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Diversified (0.1%):
   26,410    Harrisons & Crosfield PLC....   $     50,993
   30,742    LASMO PLC....................         85,684
   19,032    Lonrho PLC...................         48,453
                                             ------------
                                                  185,130
                                             ------------
Electrical & Electronic (0.4%):
    5,025    Electrocomponents PLC........         28,794
   72,833    General Electric Co. PLC.....        430,951
   13,573    Racal Electronic PLC.........         59,599
                                             ------------
                                                  519,344
                                             ------------
Energy (0.9%):
  143,828    British Petroleum Co. PLC....      1,304,534
                                             ------------
Financial Services (0.9%):
  183,544    Lloyds TSB Group PLC.........        988,855
    6,695    Mercury Asset Management
               Group PLC..................         94,657
   10,148    Provident Financial PLC......         70,395
    6,463    Schroders PLC................        127,807
                                             ------------
                                                1,281,714
                                             ------------
Food & Household (0.9%):
   30,765    Associated British Foods
               PLC........................        191,137
   24,818    Cadbury Schweppes PLC........        196,119
   10,971    EMI PLC......................        299,464
   27,559    Unilever PLC.................        529,106
   14,258    United Biscuits (Holdings)
               PLC........................         46,844
                                             ------------
                                                1,262,670
                                             ------------
Forest Products (0.1%):
   25,130    Arjo Wiggins Appleton PLC....         67,695
   16,437    Rexam PLC....................         93,162
                                             ------------
                                                  160,857
                                             ------------
Health Care (1.6%):
  103,412    Glaxo Wellcome PLC...........      1,440,348
   79,962    SmithKline Beecham PLC.......        849,772
                                             ------------
                                                2,290,120
                                             ------------
Industrial Goods & Services (0.0%):
    9,462    BICC Group...................         46,557
                                             ------------
Insurance--Property, Casualty, Health & Other (0.7%):
   12,704    Commercial Union PLC.........        117,304
   14,378    General Accident PLC.........        140,596
   33,270    Guardian Royal Exchange
               PLC........................        125,885
   13,650    Legal & General Group PLC....        149,844

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Insurance--Property, Casualty, Health & Other, Continued:
   47,936    Prudential Corp. PLC.........   $    323,569
   18,763    Royal & Sun Alliance
               Insurance Group PLC........        110,728
   53,200    Sedgwick Group PLC(b)........        102,719
                                             ------------
                                                1,070,645
                                             ------------
Leisure (0.3%):
   24,936    Forte PLC....................        143,663
   32,072    Ladbroke Group PLC...........         93,636
   20,954    Rank Organisation PLC........        156,938
                                             ------------
                                                  394,237
                                             ------------
Machine Tools (0.1%):
    9,594    Chubb Security PLC...........         50,941
   10,467    Smiths Industries PLC........        116,369
                                             ------------
                                                  167,310
                                             ------------
Manufacturing (0.2%):
   11,909    IMI PLC......................         68,055
   10,129    Tate & Lyle PLC..............         73,181
   10,281    T I Group PLC................         84,045
                                             ------------
                                                  225,281
                                             ------------
Materials (0.0%):
   17,127    Caradon PLC..................         55,204
                                             ------------
Merchandising (1.5%):
   26,732    Boots Co. PLC................        248,081
   21,084    Great Universal Stores PLC...        197,964
   24,064    Kingfisher PLC...............        233,438
   70,627    Marks & Spencer PLC..........        531,171
   38,791    Safeway PLC..................        198,117
   60,278    Sainsbury PLC................        352,909
   63,876    Sears PLC....................         95,980
   58,688    Tesco PLC....................        267,295
                                             ------------
                                                2,124,955
                                             ------------
Metals--Non Ferrous (0.3%):
    6,443    Johnson Matthey PLC..........         58,288
   26,357    RTZ Corp. PLC................        381,266
                                             ------------
                                                  439,554
                                             ------------
Metals--Steel (0.2%):
   84,908    British Steel PLC............        235,334
                                             ------------
Mining (0.0%):
   15,732    English China Clays PLC......         64,180
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Multi-Industry (0.9%):
  132,810    BTR PLC......................   $    508,724
   54,576    Grand Metropolitan PLC.......        369,239
  123,446    Hanson PLC...................        308,029
   17,281    Pearson PLC..................        161,718
                                             ------------
                                                1,347,710
                                             ------------
Oil & Gas Exploration, Production, & Services (0.1%):
    6,294    Burmah Castrol PLC...........         97,122
                                             ------------
Publishing & Broadcasting (0.8%):
   84,749    British Sky Broadcasting
               Group PLC..................        655,854
   23,200    Carlton Communications PLC...        165,812
    6,060    De La Rue PLC................         57,088
   12,530    Reed International PLC.......        211,298
                                             ------------
                                                1,090,052
                                             ------------
Real Estate (0.2%):
    9,843    Hammerson PLC................         58,088
   19,687    Land Securities PLC..........        199,561
   11,795    MEPC PLC.....................         76,403
    6,564    Slough Estates PLC...........         23,303
                                             ------------
                                                  357,355
                                             ------------
Retail (0.1%):
    9,590    Argos PLC....................        106,619
   11,029    Next PLC.....................         88,614
                                             ------------
                                                  195,233
                                             ------------
Telecommunications (1.1%):
  151,207    British Telecom PLC..........        855,840
   72,082    Cable & Wireless PLC.........        456,812
   86,901    Vodafone Group PLC...........        310,544
                                             ------------
                                                1,623,196
                                             ------------
Textile Manufacturing (0.0%):
   22,869    Coats Viyella PLC............         58,933
                                             ------------
Transportation--Airlines (0.1%):
   22,817    British Airways PLC..........        186,168
                                             ------------
Transportation--Shipping (0.1%):
   18,794    Peninsular & Oriental Steam
               Navigation Co. ............        142,809
                                             ------------
Utilities (0.7%):
    6,437    Anglian Water PLC............         56,029
  144,404    British Gas PLC..............        432,839
    8,658    East Midlands Electricity
               PLC........................         80,214
    2,433    London Electricity PLC.......         23,223

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Utilities, Continued:
   35,523    National Grid Group PLC......   $     97,351
   26,891    National Power PLC...........        165,813
    2,507    Northern Electric PLC........         20,494
    2,835    Northern Electric PLC,
               Preferred..................          4,492
   16,901    Scottish Power PLC...........         82,897
    6,355    Southern Electric PLC........         65,210
                                             ------------
                                                1,028,562
                                             ------------
    Total Britain                              24,254,340
                                             ------------
DENMARK (0.8%):
Banking (0.2%):
    1,599    Den Danske Bank..............        109,273
    3,248    Unidanmark...................        150,068
                                             ------------
                                                  259,341
                                             ------------
Beverages (0.1%):
      862    Carlsberg, Class A...........         51,790
      736    Carlsberg, Class B(b)........         43,962
                                             ------------
                                                   95,752
                                             ------------
Commercial Services (0.0%):
    1,240    ISS International Service
               System, Class B............         28,973
                                             ------------
Engineering (0.0%):
      321    FLS Industries, Class B......         34,682
                                             ------------
Food & Household (0.1%):
    1,829    Danisco......................         96,394
                                             ------------
Health Care (0.1%):
    1,116    Novo Nordisk, Class B........        161,550
                                             ------------
Medical Services (0.0%):
      417    Radiometer...................         26,959
                                             ------------
Multi-Industry (0.0%):
      524    Sophus Berendensen, Class
               B..........................         68,213
                                             ------------
Telecommunications (0.1%):
    3,051    Tele Danmark, Class B........        142,038
                                             ------------
Transportation--Shipping (0.2%):
        4    D/S, Class B.................        138,434
        5    D/S 1912, Class B............        121,217
                                             ------------
                                                  259,651
                                             ------------
    Total Denmark                               1,173,553
                                             ------------
FINLAND (0.5%):
Banking (0.0%):
   28,033    Merita, Ltd., Class A........         59,621
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Finland, Continued:
Electrical & Electronic (0.2%):
    3,500    Oy Nokia AB, Class A.........   $    123,155
    3,400    Oy Nokia AB, Class K.........        120,015
                                             ------------
                                                  243,170
                                             ------------
Forest Products (0.1%):
    6,040    UPM-Kymmene Corp. ...........        131,823
                                             ------------
Insurance--Property, Casualty, Health & Other (0.0%):
      500    Sampo Insurance Co. Ltd.,
               Class A....................         29,842
                                             ------------
Machine Tools (0.0%):
      200    Kone Corp., Class B..........         22,270
                                             ------------
Metals--Non Ferrous (0.1%):
    3,500    Outokumpu OY, Class A........         62,747
                                             ------------
Multi-Industry (0.1%):
    1,300    Metra Oy, Class A............         63,693
                                             ------------
Retail (0.0%):
      400    Stockmann AB, Class A........         22,627
                                             ------------
Wholesale (0.0%):
    2,000    Kesko........................         30,288
                                             ------------
    Total Finland                                 666,081
                                             ------------
FRANCE (6.6%):
Aerospace/Defense (0.1%):
    3,150    Thomson CSF..................         84,648
      150    Sagem........................         89,922
                                             ------------
                                                  174,570
                                             ------------
Automobiles (0.1%):
    1,250    PSA Peugeot..................        151,070
                                             ------------
Automotive Parts (0.1%):
    1,786    Valeo........................         91,330
                                             ------------
Banking (0.6%):
    4,232    Banque Nationale de Paris....        151,999
    4,502    Compagnie de Suez............        154,220
    4,402    Compagnie Financiere de
               Paribas....................        264,947
    2,057    Societe Generale.............        226,786
                                             ------------
                                                  797,952
                                             ------------
Beverages (0.5%):
    2,600    LVMH (Louis Vuitton Moet
               Hennessy)..................        575,386
    1,400    Pernod Ricard................         85,580
                                             ------------
                                                  660,966
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Building Materials (0.1%):
    2,963    Lafarge......................   $    177,566
                                             ------------
Business & Public Services (0.4%):
    3,950    Compagnie Generale des
               Eaux.......................        406,248
    2,350    Havas........................        170,783
                                             ------------
                                                  577,031
                                             ------------
Chemicals (0.4%):
    2,200    L'Air Liquide................        387,379
    7,392    Rhone-Poulenc................        191,098
                                             ------------
                                                  578,477
                                             ------------
Commercial Services (0.1%):
      350    Ecco.........................         83,128
      200    Sodexho......................         92,483
                                             ------------
                                                  175,611
                                             ------------
Construction & Housing (0.1%):
      700    Bouygues.....................         75,215
                                             ------------
Diversified (0.0%):
    2,100    Lagardere SCA................         53,785
                                             ------------
Electrical & Electronic (0.3%):
    4,620    Alcatel Alsthom..............        378,091
      600    Legrand......................         98,205
                                             ------------
                                                  476,296
                                             ------------
Energy (0.7%):
    7,450    Elf Aquitaine................        531,580
    6,261    Total, Class B...............        449,748
                                             ------------
                                                  981,328
                                             ------------
Financial Services (0.1%):
      766    Compagnie Bancaire...........         83,073
      850    Credit Foncier de France.....         11,599
      100    Societe Eurafrance...........         39,298
                                             ------------
                                                  133,970
                                             ------------
Food & Household (0.3%):
      650    Eridania Beghin-Say(b).......         92,603
     1831    Groupe Danone................        273,623
                                             ------------
                                                  366,226
                                             ------------
Furniture (0.0%):
    1,050    Moulinex(b)..................         19,329
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Health Care (0.6%):
    2,125    L'OREAL......................   $    660,755
    2,769    Sanofi.......................        215,251
                                             ------------
                                                  876,006
                                             ------------
Industrial Goods & Services (0.1%):
    3,238    Michelin.....................        146,944
                                             ------------
Insurance--Property, Casualty, Health & Other (0.1%):
    7,902    Union des Assurances de
               Paris(b)...................        164,916
                                             ------------
Leisure (0.1%):
      876    Accor........................        116,036
                                             ------------
Machine Tools (0.1%):
    3,400    Schneider....................        154,772
      800    Sidel........................         46,421
                                             ------------
                                                  201,193
                                             ------------
Manufacturing (0.1%):
      250    Groupe St. Louis.............         65,730
      750    Societe BIC..................        106,099
                                             ------------
                                                  171,829
                                             ------------
Materials (0.2%):
    2,373    Compagnie de St. Gobain(b)...        298,187
                                             ------------
Merchandising (0.6%):
    1,000    Carrefour....................        548,253
      650    Pinault-Printemps-Redoute....        220,972
      350    Promodes.....................         92,093
                                             ------------
                                                  861,318
                                             ------------
Metals--Steel (0.1%):
    9,450    Usinor Sacilor...............        131,888
                                             ------------
Multi-Industry (0.3%):
    4,802    AXA..........................        262,983
    1,200    Lyonnaise des Eaux...........        108,890
                                             ------------
                                                  371,873
                                             ------------
Publishing & Broadcasting (0.1%):
      600    Canal Plus...................        143,466
                                             ------------
Real Estate (0.2%):
    2,550    SEFIMEG......................        177,562
      841    Simco........................         68,338
      250    Unibail......................         25,712
                                             ------------
                                                  271,612
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Retail (0.1%):
      150    Comptoirs Modernes...........   $     69,452
      350    Docks De France..............         88,941
    1,550    Establissements Economoiques
               du Casino
               Guichard-Perrachon.........         62,029
                                             ------------
                                                  220,422
                                             ------------
Textiles (0.0%):
      200    Chargeurs International......          7,944
      200    Pathe(b).....................         47,782
                                             ------------
                                                   55,726
                                             ------------
    Total France                                9,522,138
                                             ------------
GERMANY (6.8%):
Automobiles (0.6%):
   10,970    Daimler-Benz(b)..............        582,389
      750    Volkswagen...................        253,853
      150    Volkswagen, Preferred........         38,498
                                             ------------
                                                  874,740
                                             ------------
Banking (0.9%):
    6,550    Bayer Hypotheken-und Weschel-
               Bank.......................        187,098
    7,250    Bayerische Vereinsbank.......        245,883
   11,250    Deutsche Bank................        569,832
   11,300    Dresdner Bank................        305,364
                                             ------------
                                                1,308,177
                                             ------------
Beverages (0.0%):
      150    Brau Und Brunnen(b)..........         13,495
                                             ------------
Building Materials (0.1%):
       50    Bilfinger & Berger Bau.......         19,147
      105    Heidelberg Zement............         71,649
                                             ------------
                                                   90,796
                                             ------------
Business & Public Services (0.2%):
    1,420    SAP..........................        206,328
      910    SAP, Preferred Shares........        130,309
                                             ------------
                                                  336,637
                                             ------------
Chemicals (0.6%):
   15,000    BASF.........................        401,582
   16,000    Bayer........................        536,338
                                             ------------
                                                  937,920
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Germany, Continued:
Construction & Housing (0.1%):
      880    AGIV, fuer Industrie und
               Verkehrswesen..............   $     15,655
      350    Hochtief.....................        155,180
                                             ------------
                                                  170,835
                                             ------------
Diversified (0.0%):
    3,400    Kloeckner-Humboldt-Deutz(b)...        13,436
                                             ------------
Electrical & Electronic (0.5%):
   13,670    Siemens......................        719,326
                                             ------------
Engineering (0.0%):
      100    Strabag(b)...................          8,419
                                             ------------
Forest Products (0.0%):
      200    PWA-Papierwerke Waldhof-
               Aschaffenburg..............         27,091
                                             ------------
Health Care (0.2%):
      100    Beiersdorf...................         94,242
    1,950    Schering.....................        135,976
                                             ------------
                                                  230,218
                                             ------------
Insurance--Property, Casualty, Health & Other (1.0%):
      500    Allianz Holding..............        918,997
      100    AMB Aachener & Muenchener
               Beiteiligungs(b)...........         80,119
       50    CKAG Colonia Konzern.........         38,872
      200    Muenchener Ruckversicherungs-
               Gesellschaft...............        447,446
                                             ------------
                                                1,485,434
                                             ------------
Machine Tools (0.5%):
      250    Linde........................        157,523
      400    MAN..........................         97,637
    1,100    Mannesmann...................        395,471
                                             ------------
                                                  650,631
                                             ------------
Materials (0.1%):
      300    Degussa......................         99,402
                                             ------------
Merchandising (0.2%):
      450    Karstadt.....................        162,242
    1,410    Metro(b).....................        129,435
                                             ------------
                                                  291,677
                                             ------------
Metals--Steel (0.1%):
    1,000    Thyssen......................        178,232
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Germany, Continued:
Multi-Industry (0.3%):
      450    Preussag.....................   $    108,008
      700    Viag.........................        264,258
                                             ------------
                                                  372,266
                                             ------------
Pharmaceuticals (0.1%):
    4,900    Merck KGaA...................        189,638
                                             ------------
Rubber & Rubber Products (0.1%):
    4,400    Continental..................         70,385
                                             ------------
Shoes & Leather (0.1%):
    1,900    Adidas.......................        147,712
                                             ------------
Transportation--Airlines (0.1%):
    1,200    Lufthansa....................        171,510
                                             ------------
Transportation--Marine (0.0%):
      550    Bremer Vulkan Verbund(b).....          2,166
                                             ------------
Utilities--Electric & Gas (1.0%):
   14,880    RWE..........................        532,135
   10,800    RWE, Preferred Shares........        318,764
   13,032    VEBA.........................        661,952
                                             ------------
                                                1,512,851
                                             ------------
    Total Germany                               9,902,994
                                             ------------
HOLLAND (4.2%):
Banking (0.3%):
    9,534    ABN Amro Holding.............        505,247
                                             ------------
Beverages (0.2%):
    1,283    Heineken.....................        289,042
                                             ------------
Chemicals (0.2%):
    2,240    Akzo Nobel...................        251,372
                                             ------------
Computer Software (0.0%):
    2,024    Getronics....................         45,059
                                             ------------
Energy (1.5%):
   14,794    Royal Dutch Petroleum Co. ...      2,224,905
                                             ------------
Financial Services (0.5%):
   21,738    ING Groep(b).................        666,736
                                             ------------
Food & Household (0.8%):
    3,439    Koninklijke Ahold............        174,758
    1,919    NV Konklijke KNP BT..........         43,534
    8,287    Philips Electronics..........        274,728
    4,565    Unilever.....................        649,811
                                             ------------
                                                1,142,831
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Holland, Continued:
Metals--Steel (0.0%):
      754    Koninklijke Hoogovens........   $     25,452
                                             ------------
Publishing & Broadcasting (0.3%):
   17,660    Elsevier.....................        268,157
    1,652    Wolters Kluwer...............        192,089
                                             ------------
                                                  460,246
                                             ------------
Telecommunications (0.3%):
   11,351    Royal PTT Nederland..........        400,338
                                             ------------
Transportation--Airlines (0.1%):
    2,588    KLM Royal Dutch Air
               Lines(b)...................         81,569
                                             ------------
Transportation--Misc. (0.0%):
      749    Koninklijke Pakhoed..........         19,484
                                             ------------
    Total Holland                               6,112,281
                                             ------------
HONG KONG (3.1%):
Banking (0.5%):
   46,646    Bank of East Asia............        166,779
   49,300    Hang Seng Bank...............        489,280
                                             ------------
                                                  656,059
                                             ------------
Business & Public Services (0.1%):
   59,000    Wharf Holdings, Ltd. ........        203,702
                                             ------------
Hotels & Motels (0.0%):
   19,000    Miramar Hotel & Investment,
               Ltd. ......................         36,731
                                             ------------
Multi-Industry (0.7%):
   51,000    Hong Kong & Shanghai Hotels,
               Ltd. ......................         85,403
  103,000    Hutchison Whampoa, Ltd. .....        615,335
   39,000    Swire Pacific, Ltd., Class
               A..........................        334,105
                                             ------------
                                                1,034,843
                                             ------------
Publishing & Broadcasting (0.1%):
   80,000    South China Morning Post
               Holdings, Ltd. ............         52,758
   10,000    Television Broadcasts,
               Ltd. ......................         35,884
                                             ------------
                                                   88,642
                                             ------------
Real Estate (1.0%):
   56,000    Cheung Kong Holdings,
               Ltd. ......................        381,982
   46,000    Hang Lung Development........         85,952
  131,139    Hopewell Holdings............         71,646
   25,000    Hysan Development Co.,
               Ltd. ......................         69,019

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Hong Kong, Continued:
Real Estate, Continued:
   45,385    New World Development Co.,
               Ltd. ......................   $    206,580
   38,000    Shangri-La Asia, Ltd. .......         48,892
   61,000    Sun Hung Kai Properties,
               Ltd. ......................        575,818
                                             ------------
                                                1,439,889
                                             ------------
Restaurant/Food Service (0.0%):
    1,600    Melco International
               Development, Ltd.(b).......            460
                                             ------------
Telecommunications (0.4%):
  285,989    Hong Kong Telecommunications,
               Ltd. ......................        471,511
                                             ------------
Transportation--Airlines (0.1%):
  120,000    Cathay Pacific Airways.......        197,069
                                             ------------
Transportation--Marine (0.0%):
   72,000    Shun Tak Holdings, Ltd. .....         42,129
                                             ------------
Utilities--Electric & Gas (0.2%):
   50,000    China Light & Power Co.,
               Ltd. ......................        206,896
   89,200    Hong Kong & China Gas Co.,
               Ltd. ......................        141,297
                                             ------------
                                                  348,193
                                             ------------
    Total Hong Kong                             4,519,228
                                             ------------
IRELAND (0.3%):
Banking (0.1%):
   22,980    Allied Irish Banks...........        125,003
                                             ------------
Building Materials (0.1%):
    5,550    CRH PLC......................         51,575
                                             ------------
Food & Household (0.1%):
   10,362    Greencore Group PLC..........         49,488
    4,102    Kerry Group PLC..............         39,181
   35,193    Waterford Wedgewood PLC......         41,022
                                             ------------
                                                  129,691
                                             ------------
Forest Products (0.0%):
   13,345    Jefferson Smurfit Group
               PLC........................         34,136
                                             ------------
Insurance--Life (0.0%):
    7,950    Irish Life PLC...............         29,988
                                             ------------
Publishing--Newspaper (0.0%):
    5,477    Independent Newspapers PLC...         25,714
                                             ------------
    Total Ireland                                 396,107
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
ITALY (2.5%):
Automobiles (0.2%):
   82,000    Fiat.........................   $    256,908
   24,000    Fiat, di Risp................         39,924
   29,000    Fiat, Privileged.............         47,288
                                             ------------
                                                  344,120
                                             ------------
Banking (0.2%):
   56,000    Banca Commerciale Italiana...        106,227
   57,500    Credito Italiano.............         65,027
   23,000    Istituto Bancario San Paolo
               di Torina..................        138,297
    8,000    Mediobanca...................         44,132
                                             ------------
                                                  353,683
                                             ------------
Building Materials (0.1%):
   11,250    Italcementi..................         79,517
                                             ------------
Computer Software (0.0%):
   82,500    Olivetti & Co.(b)............         38,893
                                             ------------
Construction & Housing (0.0%):
    3,500    Sirti........................         21,632
                                             ------------
Diversified (0.0%):
   23,400    Parmalat Finanziaria.........         29,541
                                             ------------
Energy (0.1%):
   16,000    Edison.......................         93,524
                                             ------------
Financial Services (0.1%):
   12,000    Banco Ambrosiano Veneto......         29,588
   16,084    Istituto Mobiliare
               Italiano...................        120,823
                                             ------------
                                                  150,411
                                             ------------
Food Processing & Packaging (0.0%):
   15,000    Finanziaria Autogrill(b).....         15,790
   15,000    SME Meridonale(b)............         22,191
                                             ------------
                                                   37,981
                                             ------------
Forest Products (0.0%):
    4,000    Burgo (Cartiere).............         19,199
                                             ------------
Industrial Goods & Services (0.1%):
   50,000    Pirelli......................         81,202
                                             ------------
Insurance--Property, Casualty, Health & Other (0.6%):
   19,250    Assicurazioni Generali.......        441,097
  123,794    Instituto Nazionale Delle
               Assicurazioni..............        177,442
    9,075    Riunione Adriatici de
               Sicurta....................         87,057
    7,075    Riunione Adriatici de
               Sicurta, di Risp...........         33,773
    5,000    Societa Assicuratrice
               Industriale................         45,927
                                             ------------
                                                  785,296
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Italy, Continued:
Multi-Industry (0.1%):
   92,500    Montedison(b)................   $     66,415
   20,000    Snia BPD.....................         19,857
                                             ------------
                                                   86,272
                                             ------------
Oil & Gas Exploration, Production, & Services (0.4%):
  115,646    Ente Nazionale Idrocarburi...        520,101
   12,500    Saipem.......................         51,039
                                             ------------
                                                  571,140
                                             ------------
Publishing & Broadcasting (0.0%):
    2,925    Mondadori (Arnoldo)
               Editore....................         20,482
                                             ------------
Telecommunications (0.6%):
  175,000    Telecom Italia...............        330,808
   45,000    Telecom Italia, di Risp......         70,567
  180,637    Telecom Italia Mobile........        377,689
   60,025    Telecom Italia Mobile, di
               Risp.......................         73,093
                                             ------------
                                                  852,157
                                             ------------
Textiles (0.0%):
    3,500    Benetton Group...............         41,089
                                             ------------
Utilities--Electric & Gas (0.0%):
   19,000    Italgas......................         64,774
                                             ------------
    Total Italy                                 3,670,913
                                             ------------
JAPAN (38.8%):
Automobiles (2.3%):
   28,000    Honda Motor Co. .............        676,880
   58,000    Nissan Motor Co., Ltd. ......        472,804
   89,000    Toyota Motor Corp. ..........      2,159,850
                                             ------------
                                                3,309,534
                                             ------------
Banking (8.1%):
   54,000    Asahi Bank, Ltd. ............        602,108
   18,000    Ashikaga Bank................        111,652
  143,600    Bank of Tokyo Mitsubishi.....      3,027,407
   32,000    Bank of Yokohama.............        277,049
   22,000    Chiba Bank...................        195,831
   75,000    Dai-Ichi Kangyo Bank.........      1,264,933
   69,000    Fuji Bank, Ltd. .............      1,357,695
   13,000    Gunma Bank...................        141,298
   60,000    Industrial Bank of Japan.....      1,298,665

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Banking, Continued:
   29,000    Joyo Bank....................   $    224,718
   84,000    Sakura Bank, Ltd. ...........        810,682
   21,000    Shizuoka Bank................        249,894
   75,000    Sumitomo Bank................      1,377,372
   18,000    The Hokuriku Bank............        110,471
   50,000    Tokai Bank...................        613,727
    5,000    Yamazaki Banking Co. ........         96,041
                                             ------------
                                               11,759,543
                                             ------------
Beverages (0.4%):
    9,000    Asahi Breweries, Ltd. .......        100,351
   27,000    Kirin Brewery Co., Ltd. .....        321,293
   12,000    Sapporo Breweries............        113,563
    5,000    Takara Shuzo Co., Ltd. ......         44,226
                                             ------------
                                                  579,433
                                             ------------
Building Materials (0.6%):
   44,000    Chichibu Onoda Cement
               Corp. .....................        235,821
   10,000    Nihon Cement Co., Ltd. ......         71,211
    9,000    Sanwa Shutter Corp. .........         82,980
   13,000    Sekisui Chemical.............        151,042
    5,000    Tostem Corp. ................        152,729
   12,000    Toto, Ltd. ..................        168,658
    4,000    Toyo Seikan Kaisha, Ltd. ....        134,926
                                             ------------
                                                  997,367
                                             ------------
Business & Public Services (0.6%):
   21,000    Dai Nippon Printing Co.,
               Ltd. ......................        395,502
    7,000    Dai Nippon Screen............         58,899
   29,000    Toppan Printing Co., Ltd. ...        399,438
                                             ------------
                                                  853,839
                                             ------------
Chemicals (1.4%):
   51,000    Asahi Chemical Industry......        348,840
   21,000    Dai Nippon Ink & Chemical,
               Inc. ......................         93,858
    6,000    Daicel Chemical Industries...         34,856
   33,000    Denki Kagaku Kogyo...........        115,643
   13,000    Kaneka Corp. ................         86,362
   52,000    Mitsubishi Chemical Corp. ...        242,155
   25,000    Mitsui Toatsu Chemical.......         93,699
   11,000    Nippon Shokubai Co. .........        101,214
    8,000    Shin-Etsu Chemical...........        141,673
   37,000    Showa Denko K. K.(b).........        107,473
   39,000    Sumitomo Chemical Co.,
               Ltd. ......................        179,058
   29,000    Toray Industries, Inc. ......        197,273

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Chemicals, Continued:
   18,000    Tosoh Corp.(b)...............   $     76,233
   39,000    Ube Industries, Ltd. ........        142,881
                                             ------------
                                                1,961,218
                                             ------------
Construction & Housing (1.1%):
   22,000    Aoki Corp. ..................         74,209
   19,000    Daiwa House Industry.........        288,405
   40,000    Fujita Corp. ................        164,160
   17,000    Haseko Corp.(b)..............         65,945
   25,000    Kajima Corp. ................        238,932
    4,000    Misawa Homes.................         35,756
   15,000    Obayashi Corp. ..............        129,304
   21,000    Penta-Ocean Construction.....        135,573
   17,000    Sekisui House, Ltd. .........        186,367
   19,000    Shimizu Corp. ...............        188,709
   26,000    Taisei Corp. ................        172,724
                                             ------------
                                                1,680,084
                                             ------------
Data Processing (0.4%):
   47,000    Fujitsu, Ltd. ...............        417,925
   14,000    Ricoh........................        141,672
                                             ------------
                                                  559,597
                                             ------------
Diversified (0.7%):
    4,000    Ebara Corp. .................         62,591
    7,000    Kurita Water.................        170,532
   10,000    Makita Corp. ................        154,603
   24,000    Mitsubishi Materials.........        121,433
   19,000    NSK, Ltd. ...................        133,877
   12,000    Shimano, Inc. ...............        239,494
    6,000    Toyoda Automatic Loom
               Works......................        117,498
                                             ------------
                                                1,000,028
                                             ------------
Electrical & Electronic (1.0%):
   76,000    Hitachi, Ltd. ...............        692,883
   49,000    Mitsubishi Electric Corp. ...        321,387
   35,000    NEC Corp. ...................        367,299
                                             ------------
                                                1,381,569
                                             ------------
Electronic Components (1.3%):
    4,200    Advantest Corp. .............        164,104
    3,000    Alps Electric Co., Ltd. .....         35,980
    5,500    Fanuc........................        212,321
    4,000    Kyocera......................        273,975
    5,000    Myrata Manufacturing.........        179,433
    6,000    Omron Corp. .................        110,190
    5,000    Pioneeer Electronic Corp. ...        106,348

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Electronic Components, Continued:
    6,000    Rohm Co., Ltd. ..............   $    359,803
    3,000    Secom Co., Ltd. .............        196,767
    3,000    Tokyo Electron, Ltd. ........         84,610
    2,000    Uniden Corp. ................         40,291
   11,000    Yokogawa Electric............        103,069
                                             ------------
                                                1,866,891
                                             ------------
Energy (0.4%):
   39,000    Japan Energy Corp. ..........        140,323
   17,000    Mitsubishi Oil Co., Ltd. ....        136,351
   48,000    Nippon Oil Co., Ltd. ........        308,531
                                             ------------
                                                  585,205
                                             ------------
Engineering (0.3%):
    4,000    Daito Trust Construction
               Co. .......................         52,471
    5,000    Kandenko Co. ................         62,778
    8,000    Kinden Corp. ................        126,681
   15,000    Kumagi Gumi Co., Ltd.(b).....         56,079
    6,000    Sumitomo Forestry Co.,
               Ltd. ......................         94,448
    9,000    Toa Corp. ...................         57,850
                                             ------------
                                                  450,307
                                             ------------
Entertainment (0.2%):
    3,400    Sega Enterprise, Ltd. .......        155,146
      700    Toho Co., Ltd. ..............        123,308
    7,000    Tokyo Dome Corp. ............        133,146
                                             ------------
                                                  411,600
                                             ------------
Financial Services (2.1%):
   13,000    77 Bank......................        129,117
   34,000    Daiwa Securities Co.,
               Ltd. ......................        410,963
    4,000    Jaccs........................         36,168
   32,000    Mitsubishi Trust & Banking...        533,708
   29,000    Mitsui Trust & Banking.......        315,202
   51,000    Nomura Securities Co.,
               Ltd. ......................        893,605
    2,000    Orix Corp. ..................         78,707
    4,000    Yamaguchibank................         67,088
   70,000    Yamaichi Securities..........        458,468
   29,000    Yasuda Trust & Banking.......        163,036
                                             ------------
                                                3,086,062
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Food & Household (0.4%):
   19,000    Ajinomoto....................   $    215,413
   18,000    Kao Corp. ...................        239,494
   15,000    Meiji Seika..................         91,919
   11,000    Nichirei Corp. ..............         75,755
                                             ------------
                                                  622,581
                                             ------------
Food Processing & Packaging (0.1%):
    2,000    House Foods Corp. ...........         37,667
   10,000    Meiji Milk Products..........         61,935
    3,000    Nissin Food Products.........         77,864
                                             ------------
                                                  177,466
                                             ------------
Forest Products (0.3%):
   12,000    Honshu Paper Co., Ltd. ......         85,228
   20,000    New Oji Paper Co., Ltd. .....        174,843
   22,000    Nippon Paper Industries
               Co. .......................        141,822
                                             ------------
                                                  401,893
                                             ------------
Health Care (1.2%):
   13,000    Chugai Pharmaceutical........        120,468
    9,000    Kyowa Hakko Kogyo............         81,040
   10,000    Sankyo Co., Ltd. ............        259,546
   23,000    Shiseido Co., Ltd. ..........        293,090
   11,000    Taisho Pharmaceutical........        237,058
   27,000    Takeda Chemical Industries...        473,085
   10,000    Tanabe Seiyaku...............         78,520
    7,000    Yamanouchi Pharmaceutical....        153,478
                                             ------------
                                                1,696,285
                                             ------------
Hotels & Motels (0.1%):
    4,000    Fujita Kanko, Inc. ..........         80,956
                                             ------------
Household Goods (1.4%):
   48,000    Matsushita Electric
               Industrial Co. ............        836,543
   55,000    Sanyo Electric Co., Ltd. ....        304,052
   27,000    Sharp Corp. .................        435,137
    8,000    Sony Corp. ..................        505,973
                                             ------------
                                                2,081,705
                                             ------------
Industrial Goods & Services (1.0%):
   19,000    Bridgestone Corp. ...........        345,374
    8,000    N G K Insulators, Ltd. ......         88,452
    6,000    N G K Sparkplug Co., Ltd. ...         65,214
   26,000    Nippondenso Co., Ltd. .......        543,265
   29,000    Sumitomo Electric
               Industries.................        402,155
                                             ------------
                                                1,444,460
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Insurance--Fire & Marine (0.8%):
   22,000    Mitsui Marine & Fire
               Insurance..................   $    163,261
   24,000    Sumitomo Marine & Fire.......        197,892
    9,000    The Nichido Fire & Marine....         67,632
   23,000    The Nippon Fire & Marine
               Insurance..................        148,053
   46,000    Tokio Marine & Fire
               Insurance..................        573,249
                                             ------------
                                                1,150,087
                                             ------------
Leisure (0.1%):
   16,000    Konica Corp. ................        108,990
                                             ------------
Machine Tools (1.3%):
   10,000    Amada Co., Ltd. .............         95,572
    9,000    Daikin Industries, Ltd. .....         95,291
   36,000    Komatsu, Ltd. ...............        330,232
   62,000    Kubota Corp. ................        404,330
   77,000    Mitsubishi Heavy Industries,
               Ltd. ......................        652,940
   44,000    Mitsui Engineer &
               Shipbuild(b)...............        122,445
    6,000    Mori Seiki Co., Ltd. ........        107,379
                                             ------------
                                                1,808,189
                                             ------------
Materials (0.3%):
   26,000    Asahi Glass Co., Ltd. .......        297,212
   22,000    Nippon Sheet Glass...........         98,946
                                             ------------
                                                  396,158
                                             ------------
Merchandising (1.5%):
   16,000    Daiei, Inc. .................        184,399
   10,000    Ito-Yokado Co., Ltd. ........        578,121
    9,000    Jusco........................        290,091
   10,000    Marui Co., Ltd. .............        208,948
   27,000    Mitsukoshi, Ltd. ............        285,875
    9,000    Seven-Eleven Japan...........        570,907
    9,000    Takashimaya Co. .............        129,867
                                             ------------
                                                2,248,208
                                             ------------
Metals--Non Ferrous (0.4%):
   27,000    Furukawa Electric............        155,840
   35,000    Nippon Light Metal Co. ......        195,456
   19,000    NTN Corp. ...................        135,301
   14,000    Sumitomo Metal Mining Co. ...        119,503
                                             ------------
                                                  606,100
                                             ------------
Metals--Steel (1.2%):
   24,000    Daido Steel Co., Ltd. .......        113,338
   78,000    Kawasaki Steel...............        276,992
   81,000    Kobe Steel, Ltd.(b)..........        220,098

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Metals--Steel, Continued:
  178,000    Nippon Steel Co. ............   $    592,083
   83,000    NKK Corp.(b).................        237,198
   89,000    Sumitomo Metal Industries....        267,688
                                             ------------
                                                1,707,397
                                             ------------
Oil & Gas Exploration, Production & Services (0.1%):
   28,000    Cosmo Oil Co., Ltd. .........        176,566
                                             ------------
Pharmaceuticals (0.2%):
    7,000    Daiichi Pharmaceutical.......        114,125
    6,000    Eisai Co., Ltd. .............        110,752
                                             ------------
                                                  224,877
                                             ------------
Publishing & Broadcasting (0.2%):
   17,000    Tokyo Broadcasting...........        278,754
                                             ------------
Real Estate (0.4%):
   32,000    Mitsubishi Estate Co.,
               Ltd. ......................        419,770
   20,000    Mitsui Fudosan...............        258,609
                                             ------------
                                                  678,379
                                             ------------
Recreation (1.0%):
   24,000    Canon, Inc. .................        454,252
   41,000    Citizen Watch Co., Ltd. .....        334,223
   16,000    Fuji Photo Film..............        478,238
   13,000    Olympus Optical Co., Ltd. ...        126,681
                                             ------------
                                                1,393,394
                                             ------------
Retail (0.5%):
    5,000    Aoyama Trading Co., Ltd. ....        137,269
   10,900    Credit Saison................        264,521
    3,000    Hankyu Department Stores.....         41,040
    6,000    Istetan......................         89,389
    8,000    Mycal Corp. .................        129,679
    4,000    Seiyu, Ltd. .................         52,096
                                             ------------
                                                  713,994
                                             ------------
Retail--Specialty Stores (0.1%):
    3,000    Hoya Corp. ..................         91,075
                                             ------------
Rubber & Rubber Products (0.1%):
   15,000    Okamoto Industries, Inc. ....         88,967
                                             ------------
Textiles (0.2%):
   26,000    Teijin, Ltd. ................        136,426
   31,000    Toyobo, Ltd. ................        104,277
                                             ------------
                                                  240,703
                                             ------------
Transportation--Airlines (0.2%):
   39,000    Japan Airlines(b)............        324,498
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Transportation--Rail (1.7%):
      161    East Japan Railway(b)........   $    837,245
   27,000    Hankyu Corp.(b)..............        154,575
   33,000    Kinki Nippon Railway.........        240,871
   18,000    Nagoya Railroad Co., Ltd. ...         86,353
    5,000    Nankai Electric Railway......         31,623
   24,000    Nippon Express Co., Ltd. ....        227,126
   27,000    Odakyu Electric Railway......        182,150
   33,000    Tobu Railway Co., Ltd. ......        214,280
   33,000    Tokyu Corp. .................        228,812
   16,000    Yamato Transport Co.,
               Ltd. ......................        187,398
                                             ------------
                                                2,390,433
                                             ------------
Transportation--Shipping (0.2%):
   24,000    Kawasaki Kisen(b)............         70,162
   31,000    Mitsui O.S.K. Lines,
               Ltd.(b)....................        101,082
   22,000    Nippon Yusen Kabushiki
               Kaish......................        123,888
                                             ------------
                                                  295,132
                                             ------------
Utilities--Electric & Gas (1.6%):
   20,900    Kansai Electric Power........        477,826
   82,000    Osaka Gas Co. ...............        296,575
    9,661    Tohoku Electric Power........        220,875
   31,700    Tokyo Electric Power.........        804,938
  143,000    Tokyo Gas Co., Ltd. .........        509,159
                                             ------------
                                                2,309,373
                                             ------------
Wholesale (1.3%):
   63,000    Itochu Corp. ................        413,212
   38,000    Marubeni Corp. ..............        201,883
   37,000    Mitsubishi Corp. ............        468,025
   36,000    Mitsui & Co. ................        317,751
   17,000    Nagase & Co. Ltd. ...........        156,102
   29,000    Sumitomo Corp. ..............        263,575
                                             ------------
                                                1,820,548
                                             ------------
    Total Japan                                56,039,445
                                             ------------
MALAYSIA (2.3%):
Agriculture & Livestock (0.1%):
   67,000    Highlands & Lowlands
               Berhad.....................        112,224
                                             ------------
Automobiles (0.1%):
   11,000    Edaran Otomobile Nasional....        106,229
   25,000    Perusahaan Otomobil Nasional
               Berhad.....................        124,222
                                             ------------
                                                  230,451
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Malaysia, Continued:
Banking (0.2%):
   14,000    DCB Holdings Berhad..........   $     42,636
   35,000    Malayan Banking Berhad.......        298,733
                                             ------------
                                                  341,369
                                             ------------
Building Materials (0.1%):
    9,000    Hume Industries Berhad.......         44,720
   58,000    Pan Malaysia-Cement Works
               Berhad.....................         60,428
                                             ------------
                                                  105,148
                                             ------------
Construction & Housing (0.0%):
   95,000    Amsteel Corp. Berhad.........         66,619
                                             ------------
Engineering (0.1%):
   23,500    YTL Corp. Berhad.............        109,235
                                             ------------
Financial Services (0.3%):
   12,000    AMMB Holdings Berhad.........        145,460
   74,333    Public Bank Berhad...........        137,018
   30,000    Technology Resources
               Industries Berhad(b).......         91,964
                                             ------------
                                                  374,442
                                             ------------
Forest Products (0.0%):
   24,000    Land & General Berhad........         42,893
                                             ------------
Leisure (0.2%):
   61,500    Magnum Corp. Berhad..........         96,112
   37,000    Resorts World Berhad.........        176,435
                                             ------------
                                                  272,547
                                             ------------
Machine Tools (0.1%):
   18,000    United Engineers, Ltd. ......        121,176
                                             ------------
Materials (0.1%):
   75,000    Golden Hope Plantations
               Berhad.....................        117,209
                                             ------------
Multi-Industry (0.1%):
   39,000    Multi-Purpose Holdings
               Berhad(b)..................         52,510
   55,000    Sime Darby Berhad............        159,785
                                             ------------
                                                  212,295
                                             ------------
Real Estate (0.1%):
   61,000    Hong Leong...................         63,309
   33,000    Malaysian Resources Corp.
               Berhad.....................         82,648
                                             ------------
                                                  145,957
                                             ------------
Telecommunications (0.3%):
   51,000    Telekom Malaysia Berhad......        412,817
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Malaysia, Continued:
Tobacco & Tobacco Products (0.1%):
   12,000    Rothmans of Pall Mall
               Berhad.....................   $    117,810
                                             ------------
Transportation--Airlines (0.0%):
   25,000    Malaysian Airline System
               Berhad.....................         77,138
                                             ------------
Transportation--Shipping (0.1%):
   36,000    Malaysian International
               Shipping Berhad............        108,914
                                             ------------
Utilities--Electric & Gas (0.3%):
   94,000    Tenaga Nasional Berhad.......        395,506
                                             ------------
    Total Malaysia                              3,363,750
                                             ------------
NEW ZEALAND (0.4%)
Beverages (0.0%):
   13,326    Lion Nathan, Ltd. ...........         35,101
                                             ------------
Building Materials (0.0%):
    4,600    Fletcher Challenge
               Building...................          9,928
                                             ------------
Forest Products (0.1%):
   49,289    Carter Holt Harvey, Ltd. ....        114,194
   30,572    Fletcher Challenge, Ltd. ....         36,048
    9,200    Fletcher Challenge
               Paper(b)...................         18,016
                                             ------------
                                                  168,258
                                             ------------
Multi-Industry (0.1%):
   66,325    Brierley Investments,
               Ltd. ......................         64,484
                                             ------------
Oil & Gas Exploration, Production, & Services (0.0%):
    4,600    Fletcher Challenge
               Energy(b)..................         10,055
                                             ------------
Publishing & Broadcasting (0.0%):
    4,598    Wilson & Horton, Ltd. .......         30,119
                                             ------------
Telecommunications (0.2%):
   45,535    Telecom Corp. of New Zealand,
               Ltd. ......................        209,109
                                             ------------
    Total New Zealand                             527,054
                                             ------------
NORWAY (0.4%):
Chemicals (0.0%):
    1,200    Dyno Industrier..............         26,946
                                             ------------
Energy (0.2%):
    5,250    Norsk Hydro..................        226,708
                                             ------------
Forest Products (0.0%):
      700    Norske Skogindustrier, Class
               A..........................         21,764
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Norway, Continued:
Health Care (0.0%):
    1,050    Nycomed, Class A(b)..........   $     15,334
    1,600    Nycomed, Class B(b)..........         22,738
                                             ------------
                                                   38,072
                                             ------------
Insurance--Property, Casualty, Health & Other (0.0%):
    7,398    UNI Storebrand, Class A(b)...         35,896
                                             ------------
Machine Tools (0.1%):
    1,450    Kvaerner, Class A............         56,467
                                             ------------
Multi-Industry (0.1%):
    1,250    Orkla........................         65,559
                                             ------------
Oil & Gas Exploration, Production, & Services (0.0%):
    1,700    Petroleum Geo-Services(b)....         46,449
                                             ------------
Transportation--Shipping (0.0%):
    2,400    Bergesen, Class A............         50,877
                                             ------------
Utilities--Electric & Gas (0.0%):
    1,050    Hafslund, Class A............          7,832
    1,600    Hafslund, Class B............         10,427
                                             ------------
                                                   18,259
                                             ------------
    Total Norway                                  586,997
                                             ------------
SINGAPORE (1.3%):
Automobiles (0.0%):
    3,000    Cycle & Carriage, Ltd. ......         27,174
                                             ------------
Banking (0.3%):
   15,000    Development Bank of
               Singapore..................        169,834
   15,000    United Overseas Bank,
               Ltd. ......................        131,622
                                             ------------
                                                  301,456
                                             ------------
Beverages (0.0%):
    6,000    Fraser & Neave, Ltd. ........         60,291
                                             ------------
Financial Services (0.2%):
   25,000    OCBC.........................        279,519
                                             ------------
Household Goods (0.0%):
   29,000    Amcol Holdings, Ltd. ........         53,767
                                             ------------
Leisure (0.0%):
   12,000    Shangri La Hotel, Ltd. ......         39,911
                                             ------------
Machine Tools (0.1%):
   12,000    Keppel Corp. ................         90,862
                                             ------------
Metals--Steel (0.0%):
   26,000    Natsteel, Ltd. ..............         43,789
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Singapore, Continued:
Multi-Industry (0.0%):
    8,000    Straits Steamship............   $     25,136
   32,000    United Industrial Corp. .....         28,079
                                             ------------
                                                   53,215
                                             ------------
Publishing & Broadcasting (0.1%):
    7,000    Singapore Press Holdings.....        121,856
                                             ------------
Real Estate (0.1%):
   15,000    City Developments............        112,515
   20,000    DBS Land.....................         63,122
                                             ------------
                                                  175,637
                                             ------------
Telecommunications (0.3%):
  158,000    Singapore
               Telecommunications(b)......        386,855
                                             ------------
Transportation--Airlines (0.2%):
   29,000    Singapore Airlines...........        291,408
                                             ------------
Transportation--Shipping (0.0%):
   47,000    Neptune Orient Lines.........         44,235
                                             ------------
    Total Singapore                             1,969,975
                                             ------------
SPAIN (1.9%):
Banking (0.5%):
    3,026    Corporacion Bancaria De
               Espana.....................        118,204
    6,181    Banco Bilbao Vizcaya.........        259,642
    3,925    Banco Central
               Hispanoamericano...........         75,256
    6,271    Banco de Santander...........        301,838
                                             ------------
                                                  754,940
                                             ------------
Beverages (0.1%):
    1,563    Tabacalera...................         70,133
                                             ------------
Business & Public Services (0.0%):
    5,445    Autopistas Concesionaria
               Espanola...................         58,264
                                             ------------
Construction & Housing (0.0%):
      640    Fomento De Construccion y
               Contratas..................         51,681
                                             ------------
Energy (0.2%):
    8,248    Repsol.......................        276,913
                                             ------------
Insurance--Property, Casualty, Health & Other (0.0%):
    1,047    Corporacion Mafre cia
               International..............         45,896
                                             ------------
Manufacturing (0.1%):
      823    Zardoya-Otis.................         77,505
                                             ------------
Metal--Steel (0.0%):
      294    Acerinox, Registered.........         29,471
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Spain, Continued:
Multi-Industry (0.0%):
      579    Corporacion Financiera
               Alba.......................   $     47,722
                                             ------------
Real Estate (0.1%):
    1,062    Inmobiliaria Metropolitana
               Vasco Central..............         35,359
    1,915    Vallehermoso.................         34,356
                                             ------------
                                                   69,715
                                             ------------
Telecommunications (0.3%):
   23,269    Telefonica De Espana.........        405,419
                                             ------------
Utilities--Electric & Gas (0.6%):
    7,057    Empresa Nacional de
               Electridad.................        412,657
      958    Gas Natural SDG..............        186,730
   22,505    Iberdrola....................        205,006
    9,913    Union Electrica Fenosa.......         60,095
                                             ------------
                                                  864,488
                                             ------------
    Total Spain                                 2,752,147
                                             ------------
SWEDEN (2.2%):
Automobiles (0.2%):
    5,933    Volvo AB, Class A............        128,395
    7,321    Volvo AB, Class B............        158,433
                                             ------------
                                                  286,828
                                             ------------
Automotive Parts (0.0%):
    1,200    Autoliv AB, Class B..........         34,141
                                             ------------
Banking (0.3%):
    2,666    Skandia Group Foersaekrings
               AB.........................         66,369
   14,559    Skandinaviska Enskildea
               Banken, Class A............        118,978
    3,862    Stadshypotek.................         88,837
    6,718    Svenska Handelsbanken........        139,273
                                             ------------
                                                  413,457
                                             ------------
Building Materials (0.0%):
    1,200    Scancem AB...................         36,865
                                             ------------
Chemicals (0.1%):
    5,458    AGA AB, Class A..............         88,380
    2,150    AGA AB, Class B..............         33,513
                                             ------------
                                                  121,893
                                             ------------
Construction & Housing (0.1%):
    3,259    Skanska AB, Class B..........        109,984
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Sweden, Continued:
Electrical & Electronic (0.5%):
    1,385    ABB, Class A.................   $    142,527
      550    ABB, Class B.................         56,017
   26,627    Ericsson LM, Class B.........        533,921
                                             ------------
                                                  732,465
                                             ------------
Forest Products (0.2%):
    8,716    Stora Kopparbergs Bergslags
               AB, Class A................        109,480
    5,310    Svenska Cellulosa AB, Class
               B..........................        110,895
                                             ------------
                                                  220,375
                                             ------------
Health Care (0.5%):
   13,507    Astra AB, Class A............        567,232
    2,900    Astra AB, Class B............        119,593
                                             ------------
                                                  686,825
                                             ------------
Household Goods (0.0%):
    1,491    Electrolux AB, Class B.......         73,107
                                             ------------
Industrial Goods & Services (0.1%):
    3,000    S.K.F. AB, Class B(b)........         63,788
    2,000    Trelleborg AB, Class B.......         24,819
                                             ------------
                                                   88,607
                                             ------------
Insurance--Property, Casualty, Health & Other (0.1%):
    3,400    Skanddia Forsakrings AB(b)...         84,642
                                             ------------
Machine Tools (0.0%):
    4,120    Atlas Copco AB, Class A......         72,638
                                             ------------
Merchandising (0.1%):
    1,237    Hennes & Mauritz AB, Class
               B..........................        112,321
                                             ------------
Real Estate (0.0%):
      665    Nackebro(b)..................          8,554
                                             ------------
Tobacco & Tobacco Products (0.0%):
    9,654    Swedish Match AB(b)..........         28,489
                                             ------------
    Total Sweden                                3,111,191
                                             ------------
SWITZERLAND (5.9%):
Banking (1.1%):
    5,220    CS Holding, Registered.......        551,668
      570    Schweiz Bankgesellschaft,
               Class B....................        552,872
    1,939    Schweizerische Bankverein,
               Registered.................        360,838
      520    Union Bank of Switzerland....        105,784
                                             ------------
                                                1,571,162
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Switzerland, Continued:
Building Materials (0.1%):
      241    Holderbank Finan Glaris,
               Class B....................   $    180,402
                                             ------------
Business & Public Services (0.1%):
      150    Adia SA Swiss
               Bearershareschf............         36,843
       34    Societe Generale de
               Surveillance Holding.......         79,108
      116    Societe Generale de
               Surveillance, Registered...         50,879
                                             ------------
                                                  166,830
                                             ------------
Chemicals (0.7%):
      140    Ciba-Geigy AG, Class B.......        165,267
      690    Ciba-Geigy AG, Registered....        819,144
                                             ------------
                                                  984,411
                                             ------------
Construction & Housing (0.0%):
       25    Schindler Holding............         24,437
       25    Schindler Holding,
               Registered.................         23,601
                                             ------------
                                                   48,038
                                             ------------
Electrical & Electronic (0.2%):
      207    ABB AG.......................        245,224
                                             ------------
Household Goods (0.9%):
    1,130    Nestle SA, Registered........      1,290,518
                                             ------------
Insurance--Property, Casualty, Health & Other (0.5%):
      350    Schweiz Rueckversicherungs,
               Registered.................        347,670
    1,200    Zurich Versicherungs,
               Registered.................        313,793
                                             ------------
                                                  661,463
                                             ------------
Metals--Non Ferrous (0.1%):
      100    Alusuisse-Lonza Holding Ltd.,
               Registered.................         77,028
                                             ------------
Health Care (2.1%):
       46    Roche Holding AG--Bearer.....        553,398
      194    Roche Holding
               AG--Genussshein............      1,431,131
      915    Sandoz AG, Registered........      1,021,280
       55    Sandoz, Ltd. ................         61,021
                                             ------------
                                                3,066,830
                                             ------------
Recreation (0.1%):
      300    Swiss Corp. for
               Microelectronics...........         44,362
      106    Swiss Corp. for
               Microelectronics-Bearer....         68,809
                                             ------------
                                                  113,171
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Switzerland, Continued:
Retail (0.0%):
      280    Merkur Holding AG,
               Registered.................   $     47,955
                                             ------------
Transportation--Airlines (0.0%):
       50    Swissair.....................         44,696
                                             ------------
    Total Switzerland                           8,497,728
                                             ------------
    Total Common Stock                        143,044,103
                                             ------------
RIGHTS & WARRANTS (0.0%):
RIGHTS (0.0%):
FRANCE (0.0%):
        5    L'OREAL......................              0
                                             ------------
SWITZERLAND (0.0%):
       50    Schindler Holding............             25
                                             ------------
    Total Rights                                       25
                                             ------------
WARRANTS (0.0%):
HONG KONG (0.0%):
    1,250    Hysan Development Co.,
               Ltd. ......................            565
    5,600    Hong Kong & China Gas Co.,
               Ltd. ......................          1,245
                                             ------------
                                                    1,810
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
RIGHTS & WARRANTS, CONTINUED:
SWITZERLAND (0.0%):
      195    Schweizerischer Bankverein...   $        545
      209    Roche Holding AG.............          5,586
                                             ------------
                                                    6,131
                                             ------------
    Total Warrants                                  7,941
                                             ------------
    Total Rights & Warrants                         7,966
                                             ------------
INVESTMENT COMPANIES (0.8%):
  254,825    Bank of New York Cash
               Reserve....................        254,825
   86,513    SEI Core International.......        872,049
                                             ------------
    Total Investment Companies                  1,126,874
                                             ------------
    Total (Cost $140,471,512)(a)             $144,178,943
                                              ===========

---------
Percentages are based on net assets of $144,482,542.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $12,462. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation.....  $ 9,415,073
               Unrealized depreciation.....   (5,720,104)
                                             -----------
               Net unrealized
                 appreciation..............  $ 3,694,969
                                              ==========

(b) Non-income producing security.

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED CONSERVATIVE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
--------   ---------------------------------   ----------
INVESTMENT COMPANIES (100.0%):
 247,480   Qualivest Diversified Bond (Class
             Y).............................   $2,484,703
 240,217   Qualivest Intermediate Bond Fund
             (Class Y)......................    2,404,576
  57,080   Qualivest International
             Opportunities Fund (Class Y)...      610,188
  76,699   Qualivest Large Companies (Class
             Y).............................      918,860
 150,730   Qualivest Money Market (Class
             Y).............................      150,730
  50,489   Qualivest Optimized Stock (Class
             Y).............................      611,929
  28,030   Qualivest Small Companies (Class
             Y).............................      391,298
                                               ----------
                  Total Investment Companies    7,572,284
                                               ----------
                 Total (Cost--$7,657,694)(a)   $7,572,284
                                                =========

---------

Percentages indicated are based on net assets of $7,572,595.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $2,083. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation......   $ 12,450
               Unrealized depreciation......    (99,943)
                                               --------
               Net unrealized
                 depreciation...............   $(87,493)
                                               ========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (100.0%):
 904,024   Qualivest Diversified Bond
             (Class Y).....................   $ 9,076,398
 565,578   Qualivest Intermediate Bond Fund
             (Class Y).....................     5,661,431
 537,546   Qualivest International
             Opportunities Fund (Class
             Y)............................     5,746,372
 706,355   Qualivest Large Companies
             (Class Y).....................     8,462,131
 810,734   Qualivest Money Market (Class
             Y)............................       810,734
 443,833   Qualivest Optimized Stock
             (Class Y).....................     5,379,256
 225,321   Qualivest Small Companies
             (Class Y).....................     3,145,485
                                              -----------
                 Total Investment Companies    38,281,807
                                              -----------
               Total (Cost--$39,401,861)(a)   $38,281,807
                                              ===========

---------

Percentages indicated are based on net assets of $38,282,636.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $3,549. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation...   $    21,957
               Unrealized depreciation...    (1,145,560)
                                            -----------
               Net unrealized
                 depreciation............   $(1,123,603)
                                            ===========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (100.0%):
 116,073   Qualivest Diversified Bond
             (Class Y).....................   $ 1,165,370
  73,935   Qualivest Intermediate Bond Fund
             (Class Y).....................       740,089
 200,798   Qualivest International
             Opportunities Fund (Class
             Y)............................     2,146,529
 251,801   Qualivest Large Companies
             (Class Y).....................     3,016,570
 255,319   Qualivest Money Market (Class
             Y)............................       255,319
 168,726   Qualivest Optimized Stock
             (Class Y).....................     2,044,957
 102,532   Qualivest Small Companies
             (Class Y).....................     1,431,347
                                              -----------
                 Total Investment Companies    10,800,181
                                              -----------
               Total (Cost--$11,154,161)(a)   $10,800,181
                                              ===========

---------

Percentages indicated are based on net assets of $10,800,622.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $9,342. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation.....   $   7,022
               Unrealized depreciation.....    (370,344)
                                              ---------
               Net unrealized
                 depreciation..............   $(363,322)
                                              =========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED AGGRESSIVE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
--------   ---------------------------------   ----------
INVESTMENT COMPANIES (100.0%):
 194,595   Qualivest International
             Opportunities Fund (Class Y)...   $2,080,221
 222,561   Qualivest Large Companies (Class
             Y).............................    2,666,279
 153,938   Qualivest Money Market (Class
             Y).............................      153,938
 126,858   Qualivest Optimized Stock (Class
             Y).............................    1,537,518
 126,792   Qualivest Small Companies
             (Class Y)......................    1,770,021
                                               ----------
                  Total Investment Companies    8,207,977
                                               ----------
                 Total (Cost--$8,497,472)(a)   $8,207,977
                                               ==========

---------

Percentages indicated are based on net assets of $8,208,424.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $3,512. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation.....   $  13,699
               Unrealized depreciation.....    (306,706)
                                              ---------
               Net unrealized
                 depreciation..............   $(293,007)
                                              =========

                       See notes to financial statements.

QUALIVEST FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1996

1. ORGANIZATION:

   Qualivest Funds (the "Trust") was organized on May 19, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of units of beneficial interest "shares" to the public and includes the following diversified investment portfolios (each a "Fund" and collectively, the "Funds"): Qualivest Money Market Fund, Qualivest U.S. Treasury Money Market Fund and Qualivest Tax-Free Money Market Fund (collectively "the money market funds"), each of which offers Class A, Class Y and Class Q shares; Qualivest Intermediate Bond Fund, Qualivest Diversified Bond Fund, Qualivest Small Companies Value Fund, Qualivest Large Companies Value Fund, Qualivest Optimized Stock Fund, Qualivest International Opportunities Fund, Qualivest Tax-Free National Bond Fund and Qualivest Income Equity Value Fund, (known as the "variable net asset value funds"), each of which offers Class A, Class C and Class Y Shares; Qualivest Allocated Conservative Fund, Qualivest Allocated Balanced Fund, Qualivest Allocated Growth Fund and Qualivest Allocated Aggressive Fund, (known as the "dynamic allocation series"), each of which offers Class A, and Class Y shares. Sales of shares of the Funds may be made to customers of the United States National Bank of Oregon ("U.S. Bank") and its affiliates, to all accounts of correspondent banks of U.S. Bank and to the general public. The Trust does not intend to offer shares of the Qualivest Tax-Free National Bond Fund or the Qualivest Income Equity Value Fund to the public at this time. Between the date of organization and the date of commencement of operations, the Trust had no operations other than those actions relating to organizational matters, including the sale of initial shares.

   Certain purchases of Class A shares are subject to front-end sales charges, while certain redemptions of Class C shares may be subject to a contingent deferred sales charges, all in accordance with the Trust's current prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Class A, Class C and Class Q shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

   The Fund's investment objectives are as follows:

                 FUND                                         OBJECTIVE
   ---------------------------------   --------------------------------------------------------
   Money Market Fund................   The Fund seeks current income consistent with liquidity
                                       and stability of principal. It invests in high quality
                                       short-term money market instruments.
   U.S. Treasury Money Market          The Fund seeks current income consistent with the
     Fund...........................   liquidity and stability of principal. It invests
                                       primarily in short term U.S. Treasury Bills, notes and
                                       bonds and in other money market instruments issued or
                                       guaranteed by the U.S. Government.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

                 FUND                                         OBJECTIVE
   ---------------------------------   --------------------------------------------------------
   Tax-Free Money Market Fund.......   The Fund seeks current income, free from federal income
                                       tax, consistent with liquidity and stability of
                                       principal. Under normal market conditions and as a
                                       fundamental policy, at least 80% of the net assets of
                                       the Tax-Free Money Market Fund will be invested in high
                                       quality Money Market instruments the interest on which
                                       is both exempt from federal income tax and not treated
                                       as a preference item for individuals for purposes of the
                                       federal alternative minimum tax.
   Intermediate Bond Fund...........   The Fund seeks current income consistent with
                                       preservation of capital. It invests primarily in debt
                                       obligations which include corporate debt obligations,
                                       mortgage-related securities and obligations issued or
                                       guaranteed by the U.S. Government or its agencies or
                                       instrumentalities.
   Diversified Bond Fund............   The Fund seeks current income consistent with
                                       preservation of capital. It invests primarily in
                                       obligations issued or guaranteed by the U.S. Government
                                       or its agencies or instrumentalities, corporate debt
                                       obligations and mortgage related securities.
   Small Companies Value Fund.......   The Fund seeks capital appreciation. It invests
                                       primarily in common stocks and securities convertible
                                       into common stock of small-sized companies.
   Large Companies Value Fund.......   The Fund seeks long-term capital appreciation. It
                                       invests primarily in common stocks and securities
                                       convertible into common stocks of large capitalization
                                       companies.
   Optimized Stock Fund.............   The Fund seeks capital appreciation and current income.
                                       It invests primarily in common stocks and securities
                                       convertible into common stocks of companies whose
                                       securities are listed on the S&P 500 Index.
   International Opportunities         The Fund seeks capital appreciation. It invests
     Fund...........................   primarily in common stocks and securities convertible
                                       into common stocks of companies that are organized under
                                       the laws of at least three countries other than the U.S.
                                       whose securities are listed on the EAFE Index.
   Allocated Conservative Fund......   The Fund seeks to produce current income with a
                                       secondary objective of long-term capital appreciation.
                                       The Fund concentrates its investments in Underlying
                                       Funds that invest primarily in fixed income securities
                                       and short-term money market instruments. The
                                       Conservative Fund also may invest a portion of its
                                       assets in Underlying Funds that invest primarily in
                                       equity securities.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

                 FUND                                         OBJECTIVE
   ---------------------------------   --------------------------------------------------------
   Allocated Balanced Fund..........   The Fund seeks to provide a balance between long-term
                                       capital appreciation and current income. The Fund
                                       broadly diversifies its assets among most or all of the
                                       Underlying Funds, with emphasis placed on investments in
                                       equity funds and the income funds.
   Allocated Growth Fund............   The Fund seeks to provide capital appreciation and
                                       income growth. The Fund seeks capital appreciation
                                       primarily through an equity-oriented investment. This
                                       Fund focuses on investment in the Equity Funds, although
                                       it also will invest in the Income Funds and Money Market
                                       Funds. However, this Fund emphasizes the potential
                                       rewards and risks of an investment in equity securities.
   Allocated Aggressive Fund........   The Fund seeks to provide maximum capital appreciation.
                                       The Fund seeks this objective by investing substantially
                                       all of its assets in those Underlying Funds that invests
                                       primarily in equity securities. The Fund is oriented
                                       toward those investors seeking long-term capital
                                       appreciation, with the potential for greater gains but
                                       with greater risk of loss.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS:

   Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest approximates market value. Discount or premium is amortized on a ratable basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days (thirteen months) unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

   Investments in common and preferred stocks, corporate bonds, convertible bonds, commercial paper, U.S. Government securities and securities of U.S. Government agencies of the variable net asset value funds and the dynamic allocation series are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Trust's Board of Trustees. The differences between the amortized cost and market values of investments held by the

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

variable net asset value funds and dynamic allocation series, are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. The Funds amortize premiums and accrete discounts on purchases of securities on the same basis for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Gains or losses realized on sales of securities are determined using the identified cost basis.

   FOREIGN CURRENCY TRANSLATION:

   The market value of investment securities, other assets and liabilities of the International Opportunities Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   FORWARD CURRENCY CONTRACTS:

   The International Opportunities Fund may enter into forward currency exchange contracts for the purchase or sale of specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

   REPURCHASE AGREEMENTS:

   The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and with broker/dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement, is required to pledge securities as collateral pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the Intermediate Bond Fund and the Diversified Bond Fund. Distributions from net investment income are declared and paid quarterly for the Small Companies Value Fund, the Large Companies Value Fund, the Optimized Stock Fund, the International Opportunities Fund, the Allocated Conservative Fund, the Allocated Balanced Fund, the Allocated Growth Fund and the Allocated Aggressive Fund. Net realized capital gains, if any, are declared and distributed annually for all Funds.

   Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and by making distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required in the financial statements.

   DELAYED DELIVERY TRANSACTIONS:

   Any of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a fund on such purchases until the securities are delivered; however, the market value may change prior

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

to delivery. There were no such commitments included in any Fund's schedule of portfolio investments at July 31, 1996.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class, except 12b-1 fees are allocated only to Class A shares, Class C shares or Class Q shares, and Shareholder service fees are allocated only to Class Y shares. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1996 are as follows:

                                                                     PURCHASES         SALES
                                                                    ------------    ------------
   Intermediate Bond Fund........................................   $115,178,070    $ 93,763,811
   Diversified Bond Fund.........................................   $150,589,774    $ 62,028,853
   Small Companies Value Fund....................................   $140,311,525    $ 86,561,854
   Large Companies Value Fund....................................   $ 48,970,470    $ 34,376,882
   Optimized Stock Fund..........................................   $155,407,983    $105,020,059
   International Opportunities Fund..............................   $ 90,405,705    $  6,213,896

   Purchases and sales of securities (excluding short-term securities) for the period from May 1, 1996 (commencement of operations) through July 31, 1996 are as follows:

   Allocated Conservative Fund...................................   $  7,714,749    $    205,752
   Allocated Balanced Fund.......................................   $ 39,861,382    $  1,276,421
   Allocated Growth Fund.........................................   $ 11,280,275    $    372,174
   Allocated Aggressive Fund.....................................   $  9,564,832    $  1,216,360

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

4. CAPITAL SHARE TRANSACTIONS:

                                                                       U.S. TREASURY                         TAX-FREE
                                 MONEY MARKET FUND                   MONEY MARKET FUND                  MONEY MARKET FUND
                         ----------------------------------   --------------------------------   --------------------------------
                                            AUGUST 1, 1994                    JANUARY 11, 1995                   JANUARY 9, 1995
                           YEAR ENDED             TO           YEAR ENDED            TO           YEAR ENDED            TO
                          JULY 31, 1996    JULY 31, 1995(B)   JULY 31, 1996   JULY 31, 1995(A)   JULY 31, 1996   JULY 31, 1995(A)
                         ---------------   ----------------   -------------   ----------------   -------------   ----------------
    CAPITAL
     TRANSACTIONS:
    CLASS A SHARES:
     Proceeds from
       shares issued...  $   444,512,914    $  544,555,934    $ 182,756,923     $150,979,520     $ 64,492,744      $ 68,940,405
     Dividends
       reinvested......       10,674,201         6,145,653        3,897,686        1,514,316          991,188           515,705
     Cost of shares
       redeemed........     (440,045,094)     (334,023,040)    (170,321,093)     (79,070,871)     (68,911,030 )     (35,887,283)
                         ---------------     -------------    -------------     ------------     ------------      ------------
     Net increase
      (decrease)--Class
       A Shares........  $    15,142,021    $  216,678,547    $  16,333,516     $ 73,422,965     $ (3,427,098 )    $ 33,568,827
                         ===============     =============    =============     ============     ============      ============
    CLASS Y SHARES:
     Proceeds from
       shares issued...  $   337,817,323    $  206,644,035    $   4,244,114     $  2,187,762     $  3,950,136      $     13,290
     Dividends
       reinvested......            7,661               655              711            9,943              502               216
     Cost of shares
       redeemed........     (303,841,055)     (140,160,495)      (3,937,660)      (2,184,075)      (3,241,089 )              --
                         ---------------     -------------    -------------     ------------     ------------      ------------
     Net
       increase--Class
       Y Shares........  $    33,983,929    $   66,484,195    $     307,165     $     13,630     $    709,549      $     13,506
                         ===============     =============    =============     ============     ============      ============
    CLASS Q SHARES:
     Proceeds from
       shares issued...  $ 1,146,443,973    $  248,319,930    $ 155,622,865     $ 20,761,722     $ 26,681,957      $  4,741,542
     Dividends
       reinvested......        4,382,109           870,929        1,253,472           96,900           60,852            12,857
     Cost of shares
       redeemed........   (1,091,816,368)     (193,844,941)    (133,308,321)     (11,199,528)     (24,820,752 )      (3,504,414)
                         ---------------     -------------    -------------     ------------     ------------      ------------
     Net
       increase--Class
       Q Shares........  $    59,009,714    $   55,345,918    $  23,568,016     $  9,659,094     $  1,922,057      $  1,249,985
                         ===============     =============    =============     ============     ============      ============
    SHARE TRANSACTIONS:
    CLASS A SHARES:
     Issued............      444,512,914       544,555,934      182,756,923      150,979,520       64,492,744        68,940,405
     Reinvested........       10,674,201         6,145,653        3,897,686        1,514,316          991,188           515,705
     Redeemed..........     (440,045,094)     (334,023,040)    (170,321,093)     (79,070,871)     (68,911,030 )     (35,887,283)
                         ---------------     -------------    -------------     ------------     ------------      ------------
     Net
     increase(decrease)--Class
       A Shares........       15,142,021       216,678,547       16,333,516       73,422,965       (3,427,098 )      33,568,827
                         ===============     =============    =============     ============     ============      ============
    CLASS Y SHARES:
     Issued............      337,817,323       206,644,035        4,244,114        2,187,762        3,950,136            13,290
     Reinvested........            7,661               655              711            9,943              502               216
     Redeemed..........     (303,841,055)     (140,160,495)      (3,937,660)      (2,184,075)      (3,241,089 )              --
                         ---------------     -------------    -------------     ------------     ------------      ------------
     Net
       increase--Class
       Y Shares........       33,983,929        66,484,195          307,165           13,630          709,549            13,506
                         ===============     =============    =============     ============     ============      ============
    CLASS Q SHARES:
     Issued............    1,146,443,973       248,319,930      155,622,865       20,761,722       26,681,957         4,741,542
     Reinvested........        4,382,109           870,929        1,253,472           96,900           60,852            12,857
     Redeemed..........   (1,091,816,368)     (193,844,941)    (133,308,321)     (11,199,528)     (24,820,752 )      (3,504,414)
                         ---------------     -------------    -------------     ------------     ------------      ------------
     Net
       increase--Class
       Q Shares........       59,009,714        55,345,918       23,568,016        9,659,094        1,922,057         1,249,985
                         ===============     =============    =============     ============     ============      ============

---------
   (a) Period from commencement of operations.
   (b) Period from commencement of operations for Class A and Class Y Shares. Commencement of operations for Class Q Shares was January 10, 1995.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                INTERMEDIATE BOND FUND             DIVERSIFIED BOND FUND            SMALL COMPANIES VALUE FUND
                           --------------------------------   --------------------------------   --------------------------------
                                            AUGUST 1, 1994                      MAY 2, 1995                       AUGUST 1, 1994
                            YEAR ENDED            TO           YEAR ENDED            TO           YEAR ENDED            TO
                           JULY 31, 1996   JULY 31, 1995(A)   JULY 31, 1996   JULY 31, 1995(A)   JULY 31, 1996   JULY 31, 1995(A)
                           -------------   ----------------   -------------   ----------------   -------------   ----------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
     Proceeds from shares
       issued............  $    468,264     $      374,102    $    319,488      $         10     $  8,734,542      $  1,089,178
     Dividends
       reinvested........        28,482             12,070           7,815                --          278,166             5,250
     Cost of shares
       redeemed..........      (278,948 )          (11,617)         (7,252 )              --       (1,346,500 )         (44,459)
                           ------------      -------------    ------------       -----------     ------------     -------------
     Net increase--Class
       A Shares..........  $    217,798     $      374,555    $    320,051      $         10     $  7,666,208      $  1,049,969
                           ============      =============    ============       ===========     ============     =============
    CLASS Y SHARES:
     Proceeds from shares
       issued............  $ 63,922,643     $  286,156,286    $ 91,218,940      $ 95,041,010     $117,310,514      $198,104,448
     Dividends
       reinvested........     8,007,605         12,454,777       9,024,800         1,211,429       18,872,436         2,658,213
     Cost of shares
       redeemed..........   (52,698,051 )     (159,374,920)    (11,304,575 )              --      (61,655,821 )     (42,345,409)
                           ------------      -------------    ------------       -----------     ------------     -------------
     Net increase--Class
       Y Shares..........  $ 19,232,197     $  139,236,143    $ 88,939,165      $ 96,252,439     $ 74,527,129      $158,417,252
                           ============      =============    ============       ===========     ============     =============
    CLASS C SHARES:
     Proceeds from shares
       issued............  $     31,389     $      134,398    $      9,129      $         10     $    932,486      $    261,667
     Dividends
       reinvested........         5,799              4,882              73                --           52,781             1,314
     Cost of shares
       redeemed..........       (60,283 )          (10,000)             --                --          (90,439 )          (5,061)
                           ------------      -------------    ------------       -----------     ------------     -------------
     Net increase
       (decrease)--Class
       C Shares..........  $    (23,095 )   $      129,280    $      9,202      $         10     $    894,828      $    257,920
                           ============      =============    ============       ===========     ============     =============
    SHARE TRANSACTIONS:
    CLASS A SHARES:
     Issued..............        46,452             37,785          31,704                 1          627,722            98,380
     Reinvested..........         2,833              1,226             778                --           21,595               494
     Redeemed............       (27,997 )           (1,161)           (720 )              --          (97,404 )          (3,890)
                           ------------      -------------    ------------       -----------     ------------     -------------
     Net increase--Class
       A Shares..........        21,288             37,850          31,762                 1          551,913            94,984
                           ============      =============    ============       ===========     ============     =============
    CLASS Y SHARES:
     Issued..............     6,277,182         28,671,996       8,867,817         9,499,714        8,469,326        19,456,890
     Reinvested..........       787,648          1,260,202         874,181           116,790        1,468,821           254,713
     Redeemed............    (5,186,990 )      (16,008,169)     (1,107,314 )              --       (4,421,271 )      (3,896,770)
                           ------------      -------------    ------------       -----------     ------------     -------------
     Net increase--Class
       Y Shares..........     1,877,840         13,924,029       8,634,684         9,616,504        5,516,876        15,814,833
                           ============      =============    ============       ===========     ============     =============
    CLASS C SHARES:
     Issued..............         3,129             13,861             969                 1           67,990            24,013
     Reinvested..........           581                500               8                --            4,166               128
     Redeemed............        (5,906 )           (1,004)             --                --           (6,763 )            (403)
                           ------------      -------------    ------------       -----------     ------------     -------------
     Net increase
       (decrease)--Class
       C Shares..........        (2,196 )           13,357             977                 1           65,393            23,738
                           ============      =============    ============       ===========     ============     =============

---------
   (a) Period from commencement of operations.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                   LARGE COMPANIES                                                        INTERNATIONAL
                                      VALUE FUND                    OPTIMIZED STOCK FUND                OPPORTUNITIES FUND
                           --------------------------------   --------------------------------   --------------------------------
                                            AUGUST 1, 1994                      MAY 2, 1995                        JULY 3, 1995
                            YEAR ENDED            TO           YEAR ENDED            TO           YEAR ENDED            TO
                           JULY 31, 1996   JULY 31, 1995(A)   JULY 31, 1996   JULY 31, 1995(A)   JULY 31, 1996   JULY 31, 1995(A)
                           -------------   ----------------   -------------   ----------------   -------------   ----------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
     Proceeds from shares
       issued............  $  3,958,952      $    953,774     $  1,222,446      $     33,973     $  2,815,117      $     19,864
     Dividends
       reinvested........       163,883             6,738            9,227                --            7,129                --
     Cost of shares
       redeemed..........      (377,056 )         (22,511)         (53,231 )              --         (920,350 )              --
                           ------------     -------------     ------------      ------------     ------------       -----------
     Net increase--Class
       A Shares..........  $  3,745,779      $    938,001     $  1,178,442      $     33,973     $  1,901,896      $     19,864
                           ============     =============     ============      ============     ============       ===========
    CLASS Y SHARES:
     Proceeds from shares
       issued............  $ 47,212,764      $138,714,515     $ 68,724,893      $135,931,999     $ 90,541,293      $ 57,478,223
     Dividends
       reinvested........     9,349,993         2,128,654        5,756,933           303,570          461,408                --
     Cost of shares
       redeemed..........   (40,083,973 )     (62,354,448)     (21,810,924 )        (207,881)     (10,494,579 )         (12,300)
                           ------------     -------------     ------------      ------------     ------------       -----------
     Net increase--Class
       Y Shares..........  $ 16,478,784      $ 78,488,721     $ 52,670,902      $136,027,688     $ 80,508,122      $ 57,465,923
                           ============     =============     ============      ============     ============       ===========
    CLASS C SHARES:
     Proceeds from shares
       issued............  $    439,893      $    232,652     $     72,298      $     18,873     $     18,591      $         10
     Dividends
       reinvested........        32,959             2,124            1,519                19               20                --
     Cost of shares
       redeemed..........       (87,269 )          (3,443)          (2,756 )              --                0                --
                           ------------     -------------     ------------      ------------     ------------       -----------
     Net increase--Class
       C Shares..........  $    385,583      $    231,333     $     71,061      $     18,892     $     18,611      $         10
                           ============     =============     ============      ============     ============       ===========
    SHARE TRANSACTIONS:
    CLASS A SHARES:
     Issued..............       320,635            88,093          100,759             3,194          273,252             1,916
     Reinvested..........        14,377               652              774                --              674                --
     Redeemed............       (30,203 )          (2,173)          (4,335 )              --          (89,117 )              --
                           ------------     -------------     ------------      ------------     ------------       -----------
     Net increase--Class
       A Shares..........       304,809            86,572           97,198             3,194          184,809             1,916
                           ============     =============     ============      ============     ============       ===========
    CLASS Y SHARES:
     Issued..............     3,808,985        13,645,791        5,785,352        13,578,302        8,541,811         5,733,331
     Reinvested..........       821,751           207,173          492,000            29,588           43,820                --
     Redeemed............    (3,228,601 )      (5,832,431)      (1,799,096 )         (19,190)        (983,990 )          (1,188)
                           ------------     -------------     ------------      ------------     ------------       -----------
     Net increase--Class
       Y Shares..........     1,402,135         8,020,533        4,478,256        13,588,700        7,601,641         5,732,143
                           ============     =============     ============      ============     ============       ===========
    CLASS C SHARES:
     Issued..............        36,992            22,592            6,079             1,838            1,747                 1
     Reinvested..........         2,947               207              129                 2                2                --
     Redeemed............        (7,195 )            (289)            (232 )              --               --                --
                           ------------     -------------     ------------      ------------     ------------       -----------
     Net increase--Class
       C Shares..........        32,744            22,510            5,976             1,840            1,749                 1
                           ============     =============     ============      ============     ============       ===========

---------
   (a) Period from commencement of operations.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                                           ALLOCATED          ALLOCATED          ALLOCATED          ALLOCATED
                                                          CONSERVATIVE         BALANCED            GROWTH           AGGRESSIVE
                                                              FUND               FUND               FUND               FUND
                                                        ----------------   ----------------   ----------------   ----------------
                                                         FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD
                                                          FROM MAY 1,        FROM MAY 1,        FROM MAY 1,        FROM MAY 1,
                                                          1996 THROUGH       1996 THROUGH       1996 THROUGH       1996 THROUGH
                                                        JULY 31, 1996(A)   JULY 31, 1996(A)   JULY 31, 1996(A)   JULY 31, 1996(A)
                                                        ----------------   ----------------   ----------------   ----------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
     Proceeds from shares issued......................     $       10        $         10       $         10       $      2,010
     Dividends reinvested.............................             --                  --                 --                  5
                                                           ----------         -----------        -----------        -----------
     Net increase--Class A Shares.....................     $       10        $         10       $         10       $      2,015
                                                           ==========         ===========        ===========        ===========
    CLASS Y SHARES:
     Proceeds from shares issued......................     $7,728,016        $ 39,938,929       $ 11,303,541       $  9,803,652
     Dividends reinvested.............................             --              77,746              1,099             10,390
     Cost of shares redeemed..........................       (109,914)           (750,056)          (162,459)        (1,311,747)
                                                           ----------         -----------        -----------        -----------
     Net increase--Class Y Shares.....................     $7,618,102        $ 39,266,619       $ 11,142,181       $  8,502,295
                                                           ==========         ===========        ===========        ===========
    SHARE TRANSACTIONS:
    CLASS A SHARES:
     Issued...........................................              1                   1                  1                196
                                                           ----------         -----------        -----------        -----------
     Net increase--Class A Shares.....................              1                   1                  1                196
                                                           ==========         ===========        ===========        ===========
    CLASS Y SHARES:
     Issued...........................................        771,455           3,995,653          1,128,551            984,956
     Reinvested.......................................             --               7,698                107              1,012
     Redeemed.........................................        (11,098)            (76,460)           (16,968)          (131,480)
                                                           ----------         -----------        -----------        -----------
     Net increase--Class Y Shares.....................        760,357           3,926,891          1,111,690            854,488
                                                           ==========         ===========        ===========        ===========

---------
   (a) Period from commencement of operations.

5. RELATED PARTY TRANSACTIONS:

   Qualivest Capital Management, Inc. ("Qualivest") is the investment adviser to the Trust. Qualivest, a registered investment adviser, is an affiliate of U.S. Bank, which is a wholly-owned subsidiary of U.S. Bancorp. Under the terms of the investment advisory agreement with the Trust, Qualivest is entitled to receive fees from each of the Funds at the following annual rates of each Fund's average daily net assets: Money Market Fund--0.35%; U.S. Treasury Money Market Fund--0.35%; Tax-Free Money Market Fund-- 0.35%; Intermediate Bond Fund--0.60%; Diversified Bond Fund--0.60%; Small Companies Value Fund-- 0.80%; Large Companies Value Fund--0.75%; Optimized Stock Fund--0.50%; International Opportunities Fund--0.60%; Allocated Conservative Fund--0.05%; Allocated Balanced Fund--0.05%; Allocated Growth Fund--0.05%; and Allocated Aggressive Fund--0.05%.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), serves the Funds as Administrator. Under the terms of the administration agreement, BISYS receives a fee from each Fund, computed daily at a rate of 0.13% of the average daily net assets of the Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Intermediate Bond Fund, Diversified Bond Fund, Small

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, and International Opportunities Fund, and 0.07% of the average daily net assets of the Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund, and the Allocated Aggressive Fund. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended July 31, 1996, BISYS received $399,529 of commissions earned on sales of shares of the Trust's variable net asset value funds, of which $359,549 was reallowed to dealers of the Funds' shares, including $179,011 to affiliates of the Fund. BISYS Fund Services Ohio, Inc.("BISYS Ohio") serves the Funds as transfer agent and mutual fund accountant.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

   The Trust has adopted a Class A Distribution and Shareholder Service Plan (the "Class A Plan"), a Class Q Distribution and Shareholder Service Plan (the "Class Q Plan") and a Class C Distribution and Shareholder Service Plan (the "Class C Plan"), pursuant to Rule 12b-1 under the 1940 Act. BISYS may enter into agreements with banks and their affiliates, and other institutions, including broker-dealers (each a "Participating Organization") for providing shareholder services with respect to the Class Y shares. Under the Class A Plan, the Funds pay or reimburse BISYS, as distributor, a fee not to exceed 0.40% of the average daily net assets of Class A shares of the money market funds and not to exceed 0.25% of the average daily net assets of Class A shares of the variable net asset value funds. Under the Class Q Plan, the money market funds pay or reimburse BISYS, as distributor, a fee not to exceed 0.25% of the average daily net assets of Class Q shares of a Fund. Under the Class C Plan, the variable net asset value funds pay or reimburse BISYS, as distributor, (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net assets of Class C shares of a Fund, and (b) a service fee in an amount not to exceed, on an annual basis, 0.25% of the average daily net assets of the Class C shares of a Fund. These fees may be used by BISYS to pay banks, including affiliates of the investment adviser, broker-dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution and shareholder service assistance in connection with the distribution of Fund shares. Under a shareholder service plan for Class Y Shares, Participating Organizations may be compensated at the annual rate of up to 0.25% of the average daily net assets of certain shares of the Class Y shares. As of July 31, 1996 there were no Class Y shareholder service fees charged to the Funds.

   U. S. Bank (the "Custodian") provides custody services to the Funds, except for the International Opportunities Fund which uses an independent custodian. Under the terms of the custody agreement with the Trust, the Custodian is entitled to receive fees based on a percentage of the average daily net assets of each Fund of the Trust, as well as reimbursement of certain out-of-pocket expenses.

   Certain trustees and officers of the Trust are affiliated with BISYS or with U.S. Bancorp. Such persons are not paid any fees directly by the Funds for serving in those capacities.

   Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

   Information regarding these transactions is as follows for the period ended July 31, 1996:

                                                                                             U.S.
                                                                                           TREASURY         TAX-FREE
                                                                        MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                                            FUND             FUND             FUND
                                                                        ------------     ------------     ------------
   INVESTMENT ADVISORY FEES:
     Voluntary fee reductions........................................     $400,540         $395,220         $130,991
   ADMINISTRATION FEES:
     Voluntary fee reductions........................................                                       $  4,124
   DISTRIBUTION & SERVICE FEES:
   CLASS Q
     Voluntary fee reductions........................................     $230,184         $ 14,033
   TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:...................     $178,944         $105,190         $101,016

                                                                                                              SMALL
                                                                            INTERMEDIATE     DIVERSIFIED    COMPANIES
                                                                             BOND FUND       BOND FUND      VALUE FUND
                                                                            ------------     ---------     ------------
   INVESTMENT ADVISORY FEES:
     Voluntary fee reductions............................................     $224,768       $415,278        $  1,737
   TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:.......................     $126,512       $116,556        $166,112

                                                                                LARGE                       INTERNATIONAL
                                                                              COMPANIES      OPTIMIZED      OPPORTUNITIES
                                                                              VALUE FUND     STOCK FUND         FUND
                                                                              ----------     ----------     -------------
   INVESTMENT ADVISORY FEES:
     Voluntary fee reductions..............................................    $160,684       $383,766        $ 319,060
   TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:.........................    $112,519       $148,111        $ 201,644

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

                                                                     ALLOCATED       ALLOCATED     ALLOCATED     ALLOCATED
                                                                    CONSERVATIVE     BALANCED       GROWTH       AGGRESSIVE
                                                                      FUND(A)         FUND(A)       FUND(A)       FUND(A)
                                                                    ------------     ---------     ---------     ----------
   TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:...............      $  371         $ 1,953       $   475        $  356

---------
  (a) For the period from commencement of operations, May 1, 1996, through July 31, 1996.

6. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

   The Trust designates the following eligible distributions for the dividends received deduction for corporations:

                                                                                  SMALL          LARGE
                                                                                COMPANIES      COMPANIES      OPTIMIZED
                                                                                VALUE FUND     VALUE FUND     STOCK FUND
                                                                                ----------     ----------     ----------
    Dividend Income..........................................................   $2,728,455     $2,310,719     $4,278,168
    Dividend Income Per Share--Class A.......................................      0.0282         0.1540         0.1844
    Dividend Income Per Share--Class Y.......................................      0.0419         0.1681         0.1967
    Dividend Income Per Share--Class C.......................................      0.0031         0.1058         0.1383

                                                                                              ALLOCATED       ALLOCATED
                                                                                             CONSERVATIVE     BALANCED
                                                                                                 FUND           FUND
                                                                                             ------------     ---------
    Dividend Income.......................................................................      $3,581         $34,692
    Dividend Income Per Share--Class A....................................................      0.0018          0.0044
    Dividend Income Per Share--Class Y....................................................      0.0018          0.0044

                                                                                               ALLOCATED     ALLOCATED
                                                                                                GROWTH       AGGRESSIVE
                                                                                                 FUND           FUND
                                                                                               ---------     ----------
    Dividend Income.........................................................................    $ 9,103       $  8,553
    Dividend Income Per Share--Class A......................................................     0.0073         0.0129
    Dividend Income Per Share--Class Y......................................................     0.0073         0.0130

   The International Opportunities Fund elects to pass on the benefits of the foreign tax credit to its shareholders for the year ended July 31, 1996. The following information is presented with respect to the election:

    Gross Income from Foreign Countries................................................................   $2,454,999
    Gross Income from Foreign Countries Per Share......................................................        0.182
    Income Taxes Paid to Foreign Countries.............................................................   $  447,171
    Income Taxes Paid to Foreign Countries Per Share...................................................        0.033

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1996

7. EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

   The Trust designates the following exempt-interest income for the taxable year ended July 31, 1996:

                                                                                                       TAX-FREE
                                                                                                   MONEY MARKET FUND
                                                                                                   -----------------
    Exempt Interest Distributions...............................................................      $ 1,042,039
    Exempt Distributions Per Share--Class A.....................................................           0.0277
    Exempt Distributions Per Share--Class Y.....................................................           0.0317
    Exempt Distributions Per Share--Class Q.....................................................           0.0292

   The percentage break-down of the exempt-interest by state for the Tax-Free Money Market Fund's taxable year ended July 31, 1996 was as follows:

    Alabama..............................................................................................     3.14%
    Alaska...............................................................................................     3.63%
    Arizona..............................................................................................     1.66%
    California...........................................................................................     6.45%
    Delaware.............................................................................................     0.09%
    Florida..............................................................................................     4.46%
    Georgia..............................................................................................     2.60%
    Illinois.............................................................................................     3.00%
    Louisiana............................................................................................     1.78%
    Maryland.............................................................................................     3.34%
    Massachusetts........................................................................................     1.91%
    Michigan.............................................................................................     6.53%
    Minnesota............................................................................................     9.59%
    Missouri.............................................................................................     2.10%
    Nebraska.............................................................................................     3.37%
    Nevada...............................................................................................     3.26%
    New Mexico...........................................................................................     0.24%
    New York.............................................................................................     9.74%
    North Carolina.......................................................................................     2.14%
    Oklahoma.............................................................................................     3.12%
    Oregon...............................................................................................     2.83%
    Rhode Island.........................................................................................     0.53%
    South Carolina.......................................................................................     2.14%
    Tennessee............................................................................................     0.77%
    Texas................................................................................................     8.92%
    Virginia.............................................................................................     4.43%
    Washington...........................................................................................     2.55%
    Wisconsin............................................................................................     2.73%
    Wyoming..............................................................................................     2.95%
                                                                                                            -------
                                                                                                            100.00%
                                                                                                            =======

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                            MONEY MARKET FUND
                                                  ----------------------------------------------------------------------
                                                                                                             JANUARY 10,
                                                                                                               1995 TO
                                                         FOR THE YEAR ENDED            AUGUST 1, 1994 TO      JULY 31,
                                                           JULY 31, 1996               JULY 31, 1995(A)        1995(A)
                                                  --------------------------------    -------------------    -----------
                                                  CLASS A     CLASS Y     CLASS Q     CLASS A     CLASS Y      CLASS Q
                                                  --------    --------    --------    --------    -------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $  1.000    $  1.000    $  1.000    $  1.000    $ 1.000      $ 1.000
                                                  --------    --------    --------    --------    -------    -----------
Investment Activities
  Net investment income........................      0.047       0.051       0.051       0.049      0.053        0.031
                                                  --------    --------    --------    --------    -------    -----------
Distributions
  Net investment income........................     (0.047)     (0.051)     (0.051)     (0.049)    (0.053)      (0.031)
                                                  --------    --------    --------    --------    -------    -----------
NET ASSET VALUE, END OF PERIOD.................   $  1.000    $  1.000    $  1.000    $  1.000    $ 1.000      $ 1.000
                                                  ========    ========    ========    ========    =======    ==========
Total Return...................................       4.79%       5.20%       5.20%       4.97%      5.40%        3.13%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..............   $231,819    $100,468    $114,358    $216,679    $66,484      $55,346
Ratio of expenses to average net assets........       0.91%       0.51%       0.51%       0.79%      0.38%        0.54%(c)
Ratio of net investment income to average net
  assets.......................................       4.68%       5.06%       5.04%       5.09%      5.31%        5.57%(c)
Ratio of expenses to average net assets*.......       1.01%       0.61%       0.86%       1.04%      0.67%        0.90%(c)
Ratio of net investment income to average net
  assets*......................................       4.58%       4.96%       4.69%       4.83%      5.02%        5.22%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                        U.S. TREASURY MONEY MARKET FUND
                                         --------------------------------------------------------------
                                              FOR THE YEAR ENDED               JANUARY 11, 1995 TO
                                                 JULY 31, 1996                  JULY 31, 1995(A)
                                         -----------------------------    -----------------------------
                                         CLASS A    CLASS Y    CLASS Q    CLASS A    CLASS Y    CLASS Q
                                         -------    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                         -------    -------    -------    -------    -------    -------
Investment Activities
  Net investment income...............     0.046      0.050      0.048      0.028      0.030      0.029
                                         -------    -------    -------    -------    -------    -------
Distributions
  Net investment income...............    (0.046)    (0.050)    (0.048)    (0.028)    (0.030)    (0.029)
                                         -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD........   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                         =======    =======    =======    =======    =======    =======
Total Return..........................      4.74%      5.16%      4.95%      2.79%(b)    3.02%(b)    2.90%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....   $89,756    $   321    $33,227    $73,423    $    14    $ 9,659
Ratio of expenses to average net
  assets..............................      0.72%      0.31%      0.51%      0.81%(c)    0.40%(c)    0.61%(c)
Ratio of net investment income to
  average net assets..................      4.63%      4.86%      4.81%      5.02%(c)    5.56%(c)    5.25%(c)
Ratio of expenses to average net
  assets*.............................      1.07%      0.66%      0.91%      1.17%(c)    0.75%(c)    1.01%(c)
Ratio of net investment income to
  average net assets*.................      4.28%      4.51%      4.41%      4.66%(c)    5.21%(c)    4.86%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                            TAX-FREE MONEY MARKET FUND
                                           ------------------------------------------------------------
                                               FOR THE YEAR ENDED              JANUARY 9, 1995 TO
                                                  JULY 31, 1996                 JULY 31, 1995(A)
                                           ---------------------------    -----------------------------
                                           CLASS A   CLASS Y   CLASS Q    CLASS A    CLASS Y    CLASS Q
                                           -------   -------   -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $ 1.000   $ 1.000   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                           -------   -------   -------    -------    -------    -------
Investment Activities
  Net investment income..................    0.028     0.032     0.029      0.017      0.019      0.017
                                           -------   -------   -------    -------    -------    -------
Distributions
  Net investment income..................   (0.028)   (0.032)   (0.029)    (0.017)    (0.019)    (0.017)
                                           -------   -------   -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...........  $ 1.000   $ 1.000   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                           =======   =======   =======    =======    =======    =======
Total Return.............................     2.81%     3.22%     2.96%      1.66%(b)    1.88%(b)    1.73%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)........  $30,143   $   723   $ 3,172    $33,569    $    14    $ 1,250
Ratio of expenses to average net
  assets.................................     0.89%     0.41%     0.72%      1.00%(c)    0.59%(c)    0.85%(c)
Ratio of net investment income to average
  net
  assets.................................     2.78%     2.92%     2.88%      2.98%(c)    3.38%(c)    3.19%(c)
Ratio of expenses to average net
  assets*................................     1.25%     0.79%     1.08%      1.36%(c)    0.94%(c)    1.21%(c)
Ratio of net investment income to average
  net assets*............................     2.42%     2.54%     2.52%      2.61%(c)    3.03%(c)    2.83%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                               INTERMEDIATE BOND FUND
                                                          ----------------------------------------------------------------
                                                                FOR THE YEAR ENDED                AUGUST 1, 1994 TO
                                                                  JULY 31, 1996                    JULY 31, 1995(A)
                                                          ------------------------------    ------------------------------
                                                          CLASS A    CLASS Y     CLASS C    CLASS A    CLASS Y     CLASS C
                                                          -------    --------    -------    -------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $10.06     $  10.16    $ 9.96     $10.00     $  10.00    $10.00
                                                          -------    --------    -------    -------    --------    -------
Investment Activities
  Net investment income................................     0.55         0.56      0.44       0.53         0.64      0.46
  Net realized and unrealized gains (losses) from
    investments........................................    (0.16 )      (0.15)    (0.10 )     0.11         0.14      0.05
                                                          -------    --------    -------    -------    --------    -------
        Total from Investment Activities...............     0.39         0.41      0.34       0.64         0.78      0.51
                                                          -------    --------    -------    -------    --------    -------
Distributions
  Net investment income................................    (0.54 )      (0.56)    (0.46 )    (0.58 )      (0.62)    (0.55 )
                                                          -------    --------    -------    -------    --------    -------
NET ASSET VALUE, END OF PERIOD.........................   $ 9.91     $  10.01    $ 9.84     $10.06     $  10.16    $ 9.96
                                                          =======    ========    =======    =======    ========    =======
Total Return--excluding sales and redemption charges...     3.94%        4.15%     3.49%      6.67%        8.09%     5.42%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......................   $  586     $158,174    $  110     $  381     $141,399    $  133
Ratio of expenses to average net assets................     1.01%        0.76%     1.76%      0.80%        0.41%     1.59%
Ratio of net investment income to average net assets...     5.31%        5.57%     4.58%      5.94%        6.31%     5.18%
Ratio of expenses to average net assets*...............     1.16%        0.91%     1.91%      1.17%        0.91%     1.92%
Ratio of net investment income to average net
  assets*..............................................     5.16%        5.42%     4.43%      5.57%        5.81%     4.85%
Portfolio Turnover(b)..................................       66%          66%       66%       107%         107%      107%

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               DIVERSIFIED BOND FUND
                                           -------------------------------------------------------------
                                                FOR THE YEAR ENDED                MAY 2, 1995 TO
                                                  JULY 31, 1996                  JULY 31, 1995(A)
                                           ----------------------------    -----------------------------
                                           CLASS A   CLASS Y    CLASS C    CLASS A    CLASS Y    CLASS C
                                           -------   --------   -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $10.18    $  10.33   $10.22     $10.00     $ 10.00    $10.00
                                           -------   --------   -------    -------    -------    -------
Investment Activities
  Net investment income..................    0.55        0.58     0.48       0.01        0.15      0.01
  Net realized and unrealized gains
    (losses) from investments............   (0.16 )     (0.13)   (0.60 )     0.30        0.31      0.33
                                           -------   --------   -------    -------    -------    -------
        Total from Investment
          Activities.....................    0.39        0.45    (0.12 )     0.31        0.46      0.34
                                           -------   --------   -------    -------    -------    -------
Distributions
  Net investment income..................   (0.55 )     (0.58)   (0.50 )    (0.13 )     (0.13)    (0.12 )
  Net realized gains.....................   (0.16 )     (0.16)   (0.16 )       --          --        --
                                           -------   --------   -------    -------    -------    -------
        Total Distributions..............   (0.71 )     (0.74)   (0.66 )    (0.13 )     (0.13)    (0.12 )
                                           -------   --------   -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...........  $ 9.86    $  10.04   $ 9.44     $10.18     $ 10.33    $10.22
                                           =======   ========   =======    =======    =======    =======
Total Return--excluding sales and
  redemption charges.....................    3.79%       4.33%   (1.37 )%    3.07%(b)    4.58%(b)   3.35%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)........  $  313    $183,255   $    9         **     $99,347        **
Ratio of expenses to average net
  assets.................................    0.85%       0.61%    1.58%      0.95%(c)    0.70%(c)   1.70%(c)
Ratio of net investment income to average
  net assets.............................    5.48%       5.72%    4.81%      5.66%(c)    5.91%(c)   4.91%(c)
Ratio of expenses to average net
  assets*................................    1.15%       0.91%    1.82%      1.25%(c)    1.00%(c)   2.00%(c)
Ratio of net investment income to average
  net assets*............................    5.18%       5.42%    4.57%      5.36%(c)    5.61%(c)   4.61%(c)
Portfolio Turnover(d)....................      48%         48%      48%        34%         34%       34%

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 **  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                SMALL COMPANIES VALUE FUND
                                                -----------------------------------------------------------
                                                     FOR THE YEAR ENDED             AUGUST 1, 1994 TO
                                                       JULY 31, 1996                 JULY 31, 1995(A)
                                                ----------------------------   ----------------------------
                                                CLASS A   CLASS Y    CLASS C   CLASS A   CLASS Y    CLASS C
                                                -------   --------   -------   -------   --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $ 13.23   $  13.26   $ 13.14   $10.00    $  10.00   $10.00
                                                -------   --------   -------   -------   --------   -------
Investment Activities
  Net investment income (loss)................     0.04       0.06     (0.03)    0.09        0.13    (0.03 )
  Net realized and unrealized gains from
    investments...............................     1.83       1.81      1.74     3.29        3.30     3.29
                                                -------   --------   -------   -------   --------   -------
        Total from Investment Activities......     1.87       1.87      1.71     3.38        3.43     3.26
                                                -------   --------   -------   -------   --------   -------
Distributions
  Net investment income.......................    (0.04)     (0.06)       --    (0.10 )     (0.12)   (0.07 )
  Net realized gains..........................    (1.11)     (1.11)    (1.11)   (0.05 )     (0.05)   (0.05 )
                                                -------   --------   -------   -------   --------   -------
        Total Distributions...................    (1.15)     (1.17)    (1.11)   (0.15 )     (0.17)   (0.12 )
                                                -------   --------   -------   -------   --------   -------
NET ASSET VALUE, END OF PERIOD................  $ 13.95   $  13.96   $ 13.74   $13.23    $  13.26   $13.14
                                                =======   ========   =======   =======   ========   =======
Total Return--excluding sales and redemption
  charges.....................................    14.93%     14.94%    13.79%   34.29%      34.76%   33.02%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).............  $ 9,022   $297,793   $ 1,225    1,257    $209,626   $  312
Ratio of expenses to average net assets.......     1.33%      1.08%     2.08%    1.11%       0.60%    1.85%
Ratio of net investment income to average net
  assets......................................     0.14%      0.41%    (0.60)%   0.63%       1.20%   (0.10 )%
Ratio of expenses to average net assets*......     1.33%      1.08%     2.08%    1.38%       1.12%    2.13%
Ratio of net investment income to average net
  assets*.....................................     0.14%      0.41%    (0.60)%   0.36%       0.68%   (0.38 )%
Portfolio Turnover(b).........................       34%        34%       34%      37%         37%      37%
Average commission rate paid(c)...............  $0.0398   $ 0.0398   $0.0398

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                            LARGE COMPANIES VALUE FUND
                                                          ---------------------------------------------------------------
                                                                FOR THE YEAR ENDED                AUGUST 1, 1994 TO
                                                                  JULY 31, 1996                   JULY 31, 1995(A)
                                                          ------------------------------    -----------------------------
                                                          CLASS A    CLASS Y     CLASS C    CLASS A    CLASS Y    CLASS C
                                                          -------    --------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $ 12.20    $  12.23    $ 12.04    $10.00     $ 10.00    $10.00
                                                          -------    --------    -------    -------    -------    -------
Investment Activities
  Net investment income................................      0.20        0.21       0.13      0.18        0.24      0.12
  Net realized and unrealized gains from investments...      0.71        0.75       0.69      2.23        2.22      2.11
                                                          -------    --------    -------    -------    -------    -------
        Total from Investment Activities...............      0.91        0.96       0.82      2.41        2.46      2.23
                                                          -------    --------    -------    -------    -------    -------
Distributions
  Net investment income................................     (0.19)      (0.21)     (0.13)    (0.18 )     (0.20)    (0.16 )
  Net realized gains...................................     (1.00)      (1.00)     (1.00)    (0.03 )     (0.03)    (0.03 )
                                                          -------    --------    -------    -------    -------    -------
        Total Distributions............................     (1.19)      (1.21)     (1.13)    (0.21 )     (0.23)    (0.19 )
                                                          -------    --------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD.........................   $ 11.92    $  11.98    $ 11.73    $12.20     $ 12.23    $12.04
                                                          =======    ========    =======    =======    =======    =======
Total Return--excluding sales and redemption charges...      8.17%       8.57%      7.46%    24.61%      25.04%    22.78%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......................   $ 4,666    $112,908    $   648    $1,056     $98,127    $  271
Ratio of expenses to average net assets................      1.18%       0.93%      1.93%     1.04%       0.53%     1.78%
Ratio of net investment income to average net assets...      1.52%       1.77%      0.77%     1.70%       2.19%     0.91%
Ratio of expenses to average net assets*...............      1.33%       1.08%      2.08%     1.38%       1.11%     2.13%
Ratio of net investment income to average net
  assets*..............................................      1.37%       1.62%      0.62%     1.36%       1.61%     0.56%
Portfolio Turnover(b)..................................        35%         35%        35%       48%         48%       48%
Average commission rate paid(c)........................   $0.0574    $ 0.0574    $0.0574

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               OPTIMIZED STOCK FUND
                                          --------------------------------------------------------------
                                               FOR THE YEAR ENDED                 MAY 2, 1995 TO
                                                 JULY 31, 1996                   JULY 31, 1995(A)
                                          ----------------------------    ------------------------------
                                          CLASS A   CLASS Y    CLASS C    CLASS A    CLASS Y     CLASS C
                                          -------   --------   -------    -------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD....  $ 10.94   $  10.95   $ 10.92    $10.00     $  10.00    $10.00
                                          -------   --------   -------    -------    --------    -------
Investment Activities
  Net investment income.................     0.19       0.21      0.11      0.03         0.06      0.03
  Net realized and unrealized gains from
    investments.........................     1.36       1.37      1.37      0.93         0.91      0.91
                                          -------   --------   -------    -------    --------    -------
        Total from Investment
          Activities....................     1.55       1.58      1.48      0.96         0.97      0.94
                                          -------   --------   -------    -------    --------    -------
Distributions
  Net investment income.................    (0.19)     (0.21)    (0.15)    (0.02 )      (0.02)    (0.02 )
  Net realized gains....................    (0.20)     (0.20)    (0.20)       --           --        --
                                          -------   --------   -------    -------    --------    -------
        Total Distributions.............    (0.39)     (0.41)    (0.35)    (0.02 )      (0.02)    (0.02 )
                                          -------   --------   -------    -------    --------    -------
NET ASSET VALUE, END OF PERIOD..........  $ 12.10   $  12.12   $ 12.05    $10.94     $  10.95    $10.92
                                          =======   ========   =======    =======    ========    =======
Total Return--excluding sales and
  redemption charges....................    14.36%     14.56%    13.62%     9.64%(b)     9.74%(b)   9.41%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).......  $ 1,214   $219,014   $    94    $   35     $148,782    $   20
Ratio of expenses to average net
  assets................................     0.84%      0.60%     1.59%     0.91%(c)     0.68%(c)   1.68%(c)
Ratio of net investment income to
  average net
  assets................................     1.40%      1.76%     0.70%     1.03%(c)     2.38%(c)   1.13%(c)
Ratio of expenses to average net
  assets*...............................     1.04%      0.80%     1.79%     1.10%(c)     0.88%(c)   1.88%(c)
Ratio of net investment income to
  average net assets*...................     1.20%      1.56%     0.50%     0.85%(c)     2.18%(c)   0.92%(c)
Portfolio Turnover(d)...................       56%        56%       56%        5%           5%        5%
Average commission rate paid(e).........  $0.0351   $ 0.0351   $0.0351

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                         INTERNATIONAL OPPORTUNITIES FUND
                                           -------------------------------------------------------------
                                                FOR THE YEAR ENDED                JULY 3, 1995 TO
                                                  JULY 31, 1996                  JULY 31, 1995(A)
                                           ----------------------------    -----------------------------
                                           CLASS A   CLASS Y    CLASS C    CLASS A    CLASS Y    CLASS C
                                           -------   --------   -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $ 10.45   $  10.48   $ 10.46    $10.00     $ 10.00    $10.00
                                           -------   --------   -------    -------    -------    -------
Investment Activities
  Net investment income (loss)...........     0.07       0.09      0.03        --        0.01     (0.01 )
  Net realized and unrealized gains from
    investments..........................     0.17       0.18      0.17      0.45        0.47      0.47
                                           -------   --------   -------    -------    -------    -------
        Total from Investment
          Activities.....................     0.24       0.27      0.20      0.45        0.48      0.46
                                           -------   --------   -------    -------    -------    -------
Distributions
  Net investment income..................    (0.05)     (0.06)    (0.03)       --          --        --
                                           -------   --------   -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...........  $ 10.64   $  10.69   $ 10.63    $10.45     $ 10.48    $10.46
                                           =======   ========   =======    =======    =======    =======
Total Return--excluding sales and
  redemption charges.....................     2.29%      2.56%     1.92%     4.50%(b)    4.80%(b)   4.60%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)........  $ 1,986   $142,478   $    19    $   20     $60,073        **
Ratio of expenses to average net
  assets.................................     1.06%      0.81%     1.78%     1.40%(c)    1.18%(c)   2.18%(c)
Ratio of net investment income to average
  net assets.............................     0.84%      1.18%     0.41%     0.23%(c)    1.32%(c)   0.32%(c)
Ratio of expenses to average net
  assets*................................     1.35%      1.10%     2.06%     1.54%(c)    1.39%(c)   2.39%(c)
Ratio of net investment income to average
  net assets*............................     0.55%      0.89%     0.13%     0.09%(c)    1.12%(c)   0.12%(c)
Portfolio Turnover(d)....................        6%         6%        6%        0%          0%        0%
Average commission rate paid(e)..........  $0.0221   $ 0.0221   $0.0221

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 **  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                             ALLOCATED
                                                                                         CONSERVATIVE FUND
                                                                                         ------------------
                                                                                          FROM MAY 1, 1996
                                                                                            TO JULY 31,
                                                                                              1996(A)
                                                                                         ------------------
                                                                                         CLASS A    CLASS Y
                                                                                         -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................   $10.00     $10.00
                                                                                         -------    -------
Investment Activities
  Net investment income...............................................................     0.10       0.08
  Net realized and unrealized (losses) from investments...............................    (0.12 )    (0.09 )
                                                                                         -------    -------
        Total from Investment Activities..............................................    (0.02 )    (0.01 )
                                                                                         -------    -------
Distributions
  Net investment income...............................................................    (0.03 )    (0.03 )
                                                                                         -------    -------
NET ASSET VALUE, END OF PERIOD........................................................   $ 9.95     $ 9.96
                                                                                         -------    -------
Total Return--excluding sales charge..................................................    (0.18 )%(b)  (0.08 )%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................................................   $   **     $7,573
Ratio of expenses to average net assets...............................................     0.00%(c)   0.34%(c)
Ratio of net investment income to average net assets..................................     3.96%(c)   3.77%(c)
Portfolio Turnover(d).................................................................        3%         3%

---------

 **  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                             ALLOCATED
                                                                                           BALANCED FUND
                                                                                         ------------------
                                                                                          FROM MAY 1, 1996
                                                                                            TO JULY 31,
                                                                                              1996(A)
                                                                                         ------------------
                                                                                         CLASS A    CLASS Y
                                                                                         -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................   $10.00     $ 10.00
                                                                                         -------    -------
Investment Activities
  Net investment income...............................................................     0.08        0.06
  Net realized and unrealized (losses) from investments...............................    (0.31 )     (0.28)
                                                                                         -------    -------
        Total from Investment Activities..............................................    (0.23 )     (0.22)
                                                                                         -------    -------
Distributions
  Net investment income...............................................................    (0.03 )     (0.03)
                                                                                         -------    -------
NET ASSET VALUE, END OF PERIOD........................................................   $ 9.74     $  9.75
                                                                                         -------    -------
Total Return--excluding sales charge..................................................    (2.31 )%(b)   (2.21)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................................................   $   **     $38,283
Ratio of expenses to average net assets...............................................     0.00%(c)    0.22%(c)
Ratio of net investment income to average net assets..................................     3.20%(c)    2.67%(c)
Portfolio Turnover(d).................................................................        4%          4%

---------

 **  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                             ALLOCATED
                                                                                            GROWTH FUND
                                                                                         ------------------
                                                                                          FROM MAY 1, 1996
                                                                                            TO JULY 31,
                                                                                              1996(A)
                                                                                         ------------------
                                                                                         CLASS A    CLASS Y
                                                                                         -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................   $10.00     $ 10.00
                                                                                         -------    -------
Investment Activities
  Net investment income...............................................................     0.05        0.04
  Net realized and unrealized (losses) from investments...............................    (0.28 )     (0.29)
                                                                                         -------    -------
        Total from Investment Activities..............................................    (0.23 )     (0.25)
                                                                                         -------    -------
Distributions
  Net investment income...............................................................    (0.03 )     (0.03)
                                                                                         -------    -------
NET ASSET VALUE, END OF PERIOD........................................................   $ 9.74     $  9.72
                                                                                         -------    -------
Total Return--excluding sales charge..................................................    (2.32 )%(b)   (2.52)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................................................   $   **     $10,801
Ratio of expenses to average net assets...............................................     0.00%(c)    0.31%(c)
Ratio of net investment income to average net assets..................................     1.99%(c)    1.58%(c)
Portfolio Turnover(d).................................................................        4%          4%

---------

 **  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                             ALLOCATED
                                                                                          AGGRESSIVE FUND
                                                                                         ------------------
                                                                                          FROM MAY 1, 1996
                                                                                            TO JULY 31,
                                                                                              1996(A)
                                                                                         ------------------
                                                                                         CLASS A    CLASS Y
                                                                                         -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................   $10.00     $10.00
                                                                                         -------    -------
Investment Activities
  Net investment income (loss)........................................................    (0.01 )     0.02
  Net realized and unrealized (losses) from investments...............................    (0.33 )    (0.40 )
                                                                                         -------    -------
        Total from Investment Activities..............................................    (0.34 )    (0.38 )
                                                                                         -------    -------
Distributions
  Net investment income...............................................................    (0.02 )    (0.02 )
                                                                                         -------    -------
NET ASSET VALUE, END OF PERIOD........................................................   $ 9.64     $ 9.60
                                                                                         =======    =======
Total Return--excluding sales charge..................................................    (3.38 )%(b)  (3.78 )%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................................................   $    2      8,207
Ratio of expenses to average net assets...............................................     0.57%(c)   0.35%(c)
Ratio of net investment income to average net assets..................................    (0.30 )%(c)   0.70%(c)
Portfolio Turnover(d).................................................................       18%        18%

---------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST MUTUAL FUNDS
3435 Stelzer Road
Columbus, Ohio 43219-3035

INVESTMENT ADVISER
Qualivest Capital Management, Inc.
P.O. Box 2758
Portland, Oregon 97208

ADMINISTRATOR & DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus. To obtain a prospectus for any of the Qualivest Funds, call 1-800-743-8637. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

For more information, about these Funds or your account, contact your investment representative or call 1-800-743-8637.


ADV 972 (8/96-15,000)



THE QUALIVEST
MUTUAL FUNDS                                                  ANNUAL REPORT


-  Small Companies Value Fund
-  International Opportunities Fund
-  Large Companies Value Fund
-  Optimized Stock Fund
-  Diversified Bond Fund
-  Intermediate Bond Fund
-  Money Market Fund
-  Tax-Free Money Market Fund
-  U.S. Treasury Money Market Fund
-  Allocated Conservative Fund
-  Allocated Balanced Fund
-  Allocated Growth Fund
-  Allocated Aggressive Fund





For the 12 months ended
     July 31, 1996



Mutual Funds:
-  Are not insured by the FDIC
-  Are not deposits or other obligations
   of, or guaranteed by, any bank
- Are subject to investment risk, including the possible loss of the principal amount invested
-  May involve sales charges and other fees


[QUALIVEST LOGO]